UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )

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☒	Definitive Proxy Statement
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☐	Soliciting Material under Sec. 240.14a-12
Knight-Swift Transportation Holdings Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Notice of Annual Meeting of Stockholders

Thursday, May 31, 2018
8:30 a.m. Local Time
20002 North 19th Avenue
Phoenix, Arizona 85027

We cordially invite you to attend the 2018 Annual Meeting of Stockholders (the “Annual Meeting”) of Knight-Swift Transportation Holdings Inc. (the “Company”).  The meeting will take place at the Company’s corporate offices, which are located at 20002 North 19th Avenue, Phoenix, Arizona 85027, on Thursday, May 31, 2018, at 8:30 a.m. Local Time, and at any adjournment thereof. We look forward to your attendance either in person or by proxy.
The purpose of the meeting is to:
1.	Elect two Class I directors, each director to serve a term of three years;
2.	Conduct an advisory, non-binding vote to approve executive compensation;
3.
Vote on amendments to our second amended and restated certificate of incorporation (the “Certificate of Incorporation”) to eliminate (i) the Company’s authority to re-issue shares of multiple-vote Class B common stock that were previously held by Jerry Moyes, the founder and former Chief Executive Officer of Swift Transportation Company (“Swift”) and current director of the Company, and his family and their respective affiliates (collectively, the “Moyes Stockholders”) before the 2017 Merger, pursuant to which a direct wholly owned subsidiary of Swift merged with and into Knight Transportation, Inc. (“Knight”) and we became Knight-Swift Transportation Holdings Inc. and (ii) the terms and provisions associated with the Class B common stock;

4.
Vote on amendments to our Certificate of Incorporation to eliminate legacy provisions that require a majority vote of our stockholders, excluding the Moyes Stockholders, to approve certain corporate actions;

5.	Vote on amendments to our by-laws to eliminate legacy provisions that require a majority vote of our stockholders, excluding the Moyes Stockholders, to amend certain provisions of our by-laws;
6.	Ratify the appointment of Grant Thornton LLP (“GT”) as our independent registered public accounting firm for fiscal year 2018;
7.	Vote on a stockholder proposal regarding independent Board chairperson, if properly presented; and
8.	Transact any other business that may properly come before the meeting.
The foregoing matters are described more fully in the accompanying proxy statement relating to the Annual Meeting. Only stockholders of record at the close of business on April 5, 2018 may vote at the meeting or any postponements or adjournments of the meeting.
April 20, 2018
By Order of the Board of Directors,

/s/ Todd Carlson
Todd Carlson, Secretary

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE STOCKHOLDER MEETING TO BE HELD ON MAY 31, 2018

The Company’s proxy statement for the 2018 Annual Meeting and its Annual Report to
stockholders for the fiscal year ended December 31, 2017 are available at www.knight-swift.com.

	Page		Page

PROXY STATEMENT SUMMARY	1	PROPOSAL NO. 4: AMENDMENTS TO OUR CERTIFICATE OF INCORPORATION TO ELIMINATE LEGACY PROVISIONS REGARDING APPROVAL OF CERTAIN CORPORATE ACTIONS	63

PROXY STATEMENT	6

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING	7	PROPOSAL NO. 5: AMENDMENTS TO OUR BY-LAWS TO ELIMINATE LEGACY PROVISIONS REGARDING AMENDMENT OF CERTAIN PROVISIONS OF OUR BY-LAWS	64

THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE	12
		PROPOSAL NO. 6: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2018	67
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION	23

RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	23	AUDIT COMMITTEE REPORT	69

PROPOSAL NO. 1: ELECTION OF DIRECTORS	25	AUDIT AND NON-AUDIT FEES	70

DIRECTOR COMPENSATION	30	PROPOSAL NO. 7: STOCKHOLDER PROPOSAL REGARDING INDEPENDENT BOARD CHAIRPERSON	71

MANAGEMENT	32
		SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
COMPENSATION COMMITTEE REPORT	34		75

EXECUTIVE COMPENSATION	35	OTHER MATTERS	75

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	59	ADDITIONAL INFORMATION	75

		STOCKHOLDER PROPOSALS	75
PROPOSAL NO. 2: ADVISORY, NON-BINDING VOTE TO APPROVE EXECUTIVE COMPENSATION	62
		FORWARD-LOOKING STATEMENTS	76

PROPOSAL NO. 3: AMENDMENTS TO OUR CERTIFICATE OF INCORPORATION TO ELIMINATE CERTAIN PROVISIONS RELATING TO CLASS B COMMON STOCK		ANNEX A	A-1

	63	ANNEX B	B-1

		ANNEX C	C-1

Proxy Statement Summary

Below are highlights of certain information in this proxy statement. As it is only a summary, it may not contain all of the information that is important to you. For more complete information, please refer to the complete proxy statement and our 2017 Annual Report before you vote. References to the “Company”, “we,” “us,” or “our” refer to Knight-Swift Transportation Holdings Inc. On September 8, 2017 (the "Merger Date"), a direct wholly owned subsidiary of Swift Transportation Company merged with and into Knight Transportation, Inc. and we became Knight-Swift Transportation Holdings Inc. (the “2017 Merger”). Unless otherwise indicated or context otherwise requires, “Knight” refers to Knight Transportation, Inc. and its subsidiaries prior to the 2017 Merger and “Swift” refers to Swift Transportation Company and its subsidiaries prior to the 2017 Merger.

2018 ANNUAL MEETING OF STOCKHOLDERS

Time and Date:	8:30 a.m., Local Time, May 31, 2018

Place:	20002 North 19th Avenue, Phoenix, Arizona 85027

Record Date:	April 5, 2018

Voting:	Stockholders as of the record date are entitled to vote. Each share of our Class A common stock will be entitled to one vote on all matters submitted for a vote at the Annual Meeting.

How to Cast Your Vote

Your vote is important! Please cast your vote and play a part in the future of the Company.

Stockholders of record, who hold shares registered in their names, can vote by:

Internet at www.proxyvote.com	calling 1-800-690-6903	mail return the signed proxy card

The deadline for voting online or by telephone is 11:59 p.m. Eastern Time on May 30, 2018.  If you vote by mail, your proxy card must be received before the Annual Meeting.
Beneficial owners, who own shares through a bank, brokerage firm or similar organization, can vote by returning the voting instruction form or by following the instructions for voting via telephone or the Internet as provided by the bank, broker or other organization. If you own shares in different accounts, or in more than one name, you may receive different voting instructions for each type of ownership. Please vote all of your shares.
If you are a stockholder of record or a beneficial owner who has a legal proxy to vote the shares, you may choose to vote in person at the Annual Meeting. Even if you plan to attend our Annual Meeting in person, please cast your vote as soon as possible.
See the “Questions and Answers About the Proxy Materials and Annual Meeting” section for more details.

We are committed to good corporate governance and executive compensation practices that we believe recognize stockholder interests and support the success of our business. Our corporate governance and executive compensation practices, highlighted below, are described in greater detail in this proxy statement.
Corporate Governance Highlights
✓ Two-thirds of Board members are independent
✓    Robust lead independent director position with participation in setting agendas for Board meetings, coordinating Board meeting schedules to assure that there is sufficient time for discussion of all agenda items, provide information to the Board, coordinating activities of the independent directors, and authority to lead executive sessions of independent directors and act as liaison for stockholders between independent directors and the Chairperson

✓ Regular executive sessions of independent directors with lead independent director authority to call meetings of the independent directors
✓ Independent Audit, Compensation, and Nominating and Corporate Governance Committees
✓ All four members of the Audit Committee qualify as audit committee financial experts
✓ Majority voting standard and resignation policy for directors in uncontested elections
✓ Proxy access
✓ Annual risk oversight by full Board and Committees
✓ Stockholder right to call special meetings
✓ Robust director and key officer stock ownership guidelines
✓ Stock Pledging and Hedging Policy (the “Anti-Pledging and Hedging Policy”) limiting the pledging and hedging of the Company’s securities by certain individuals
✓ Clawback policy
✓ Overboarding policy
✓ New director orientation program
✓ Annual Board self-assessment
✓ Annual Chief Executive Officer (“CEO”) evaluation
✓ Management and executive succession planning strategy
✓ Director communication policy
✓ Director tenure policy

Executive Compensation Highlights
✓ Conservative pay policy with target total named executive officer and director compensation positioned below the median of peer group
✓ Peer group designed to reflect companies we compete with for business and talent
✓ Direct link between pay and performance that aligns business strategies with stockholder value creation
✓ Appropriate balance between short- and long-term compensation that discourages short-term risk taking at the expense of long-term results
✓ Independent compensation consultant retained by the Compensation Committee to advise on executive compensation matters
✓ No re-pricing or back-dating of stock options
✓ No dividends paid on unvested stock awards
✓ No tax gross-up payments to cover personal income taxes relating to incentive compensation

Voting Matters and Board Recommendations

Voting Matters		Board’s Recommendation	Page Reference (for more detail)
Item 1.	Elect two Class I directors, each director to serve a term of three years	✓ FOR EACH NOMINEE	25
Item 2.	Advisory, non-binding vote to approve executive compensation	✓ FOR	62
Item 3.	Amendments to our Certificate of Incorporation to eliminate legacy provisions relating to Class B common stock	✓ FOR	63
Item 4.	Amendments to our Certificate of Incorporation to eliminate legacy provisions regarding approval of certain corporate actions	✓ FOR	63
Item 5.	Amendments to our by-laws to eliminate legacy provisions regarding amendment of certain provisions of our by-laws	✓ FOR	64
Item 6.	Ratification of appointment of GT as our independent registered public accounting firm for fiscal year 2018	✓ FOR	67
Item 7.	Stockholder proposal regarding independent Board chairperson, if properly presented	X AGAINST	71

Director Nominees

Our Board of Directors (“Board”) is comprised of thirteen members. The directors are divided into three classes, with each class serving a three-year term. Two Class I directors are up for election at the Annual Meeting, and each Class I director nominee will be elected to serve until the 2021 Annual Meeting of Stockholders, or until his or her successor shall have been duly elected and qualified or his or her earlier death, resignation, or removal. Mr. Glenn Brown is a Class I director and has decided not to stand for re-election to permit time to focus on his investments. The following table provides summary information about each of the two Class I director nominees standing for election to the Board for a three-year term expiring in 2021:

Name	Age	Professional Background	Independent	Committee Memberships	Other Current Company Boards
Kathryn Munro	69	Principal of BridgeWest, LLC, a private equity investment company specializing in wireless technology companies	Yes	Lead Independent Director, Compensation (Chair), Executive	Premera Blue Cross; Pinnacle West Capital

Gary Knight	66	Vice Chairman of the Company, Vice Chairman of Knight’s board since 2004, President of Knight from 1993 to 2004, officer of Knight and member of Knight’s board since 1990	No	Executive	None

PROXY STATEMENT
KNIGHT-SWIFT TRANSPORTATION HOLDINGS INC.
20002 North 19th Avenue
Phoenix, Arizona 85027
ANNUAL MEETING OF STOCKHOLDERS
To be held on May 31, 2018
The Board of Directors (the “Board”) of Knight-Swift Transportation Holdings Inc. (the “Company”, “we, or “our”) is furnishing you this proxy statement in connection with the solicitation of proxies on its behalf for the 2018 Annual Meeting. The meeting will take place at our corporate offices, which are located at 20002 North 19th Avenue, Phoenix, Arizona 85027, on Thursday, May 31, 2018, at 8:30 a.m. Local Time. At the meeting, stockholders will vote on: (i) the election of the two Class I directors named in this proxy statement; (ii)  advisory, non-binding approval of our executive compensation; (iii) amendments to our Certificate of Incorporation to eliminate (1) the Company’s authority to re-issue shares of multiple-vote Class B common stock that were previously held by Jerry Moyes, the founder and former Chief Executive Officer of Swift and current director of the Company, and the Moyes Stockholders before the 2017 Merger and (2) the terms and provisions associated with the Class B common stock; (iv) amendments to our Certificate of Incorporation to eliminate legacy provisions that require a majority vote of our stockholders, excluding the Moyes Stockholders, to approve certain corporate actions; (v) amendments to our by-laws to eliminate legacy provisions that require a majority vote of our stockholders, excluding the Moyes Stockholders, to amend certain provisions of our by-laws; (vi) the ratification of GT as our independent registered public accounting firm for fiscal year 2018; and (vii) a stockholder proposal regarding an independent Board chairperson, if properly presented. Stockholders also will consider any other matters that may properly come before the meeting, although we know of no other business to be presented.
By submitting your proxy (either by signing and returning the enclosed proxy card, by voting electronically on the Internet or by telephone), you authorize David Jackson, our President and CEO, and Adam Miller, our Chief Financial Officer (“CFO”) and Treasurer, to represent you and vote your shares at the Annual Meeting in accordance with your instructions. Also, they may vote your shares to adjourn the Annual Meeting and will be authorized to vote your shares at any postponements or adjournments of the Annual Meeting.
A Notice of Internet Availability of Proxy Materials (the “Internet Notice”) will first be mailed on or about April 20, 2018, to stockholders of record of our Class A common stock at the close of business on April 5, 2018, which is the record date. The Internet Notice will instruct you as to how you may access and review the proxy materials. This proxy statement, the proxy card, and our Annual Report to Stockholders for the fiscal year ended December 31, 2017 (our “2017 Annual Report”), which collectively comprise our “proxy materials,” are first being made available to stockholders on April 20, 2018.

The information included in this proxy statement should be reviewed in conjunction with the consolidated financial statements, notes to consolidated financial statements, reports of our independent registered accounting firm, and other information included in our 2017 Annual Report that will first be made available on or about April 20, 2018, together with this notice of Annual Meeting and proxy statement, to all stockholders of record of our Class A common stock as of the record date, April 5, 2018. A copy of our 2017 Annual Report will be made available free of charge on the Annual Reports section of our corporate website at www.knight-swift.com/. Except to the extent it is incorporated by specific reference, our 2017 Annual Report is not incorporated into this proxy statement and is not considered to be a part of the proxy-soliciting material.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING
WHEN AND WHERE IS THE ANNUAL MEETING?

Date:	Thursday, May 31, 2018

Time:	8:30 a.m., Local Time

Location:	20002 North 19th Avenue Phoenix, Arizona 85027
WHAT MATTERS WILL BE VOTED UPON AT THE ANNUAL MEETING?
At the Annual Meeting, you will be asked to:
·	Vote on a proposal to elect two Class I directors, each director to serve a term of three years;
·	Vote (on an advisory, non-binding basis) to approve executive compensation;
·	Vote on amendments to our Certificate of Incorporation to eliminate certain provisions relating to Class B common stock;
·	Vote on amendments to our Certificate of Incorporation to eliminate legacy provisions regarding approval of certain corporate actions;
·	Vote on amendments to our by-laws to eliminate legacy provisions regarding amendment of certain provisions of our by-laws;
·	Vote on a proposal to ratify the appointment of GT as our independent, registered public accounting firm for fiscal year 2018;
·	Vote on a stockholder proposal regarding an independent Board chairperson, if properly presented; and
·	Transact such other business as may properly come before the Annual Meeting or any adjournments thereof.
WHAT CONSTITUTES A QUORUM?
The presence, either in person or by proxy, of the holders of shares of our Class A common stock representing at least a majority of the voting power of our Class A common stock outstanding and entitled to vote is required to constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes, which are described in more detail below, are counted as shares present at the Annual Meeting for purposes of determining whether a quorum exists.
WHAT IF A QUORUM IS NOT PRESENT AT THE ANNUAL MEETING?
If a quorum is not present at the meeting, the holders of a majority of voting power of the shares entitled to vote at the meeting who are present, in person or represented by proxy, or the chairperson of the meeting, may adjourn the meeting until a quorum is present or represented. The time and place of the adjourned Annual Meeting will be announced at the time the adjournment is taken and no other notice will be given.

WHO IS ENTITLED TO VOTE?
Only stockholders of record of our Class A common stock at the close of business on April 5, 2018, which is the record date, are entitled to notice of, and to vote at, the Annual Meeting. Shares that may be voted include shares that are held:
·	directly by the stockholder of record; and
·	beneficially through a broker, bank, or other nominee.
Each share of our Class A common stock will be entitled to one vote on all matters submitted for a vote at the Annual Meeting. As of the record date, April 5, 2018, there were 178,293,696 shares of our Class A common stock issued and outstanding and entitled to be voted at the Annual Meeting, and no shares of our Class B common stock issued and outstanding.
WHAT IS THE DIFFERENCE BETWEEN HOLDING SHARES AS A “REGISTERED OWNER” AND A “BENEFICIAL OWNER”?
Most of our Class A stockholders hold their shares through a broker, bank, or other nominee rather than directly in their own name. As summarized below, there are some distinctions between registered shares and those owned beneficially:
·
Registered Owners — If your shares are registered directly in your name with our transfer agent, Equiniti, formerly known as Wells Fargo Shareowner Services, you are, with respect to those shares, the stockholder of record. As the stockholder of record, you have the right to grant your voting proxy directly to the Company or to vote in person at the Annual Meeting.

·
Beneficial Owners — If your shares are held in a brokerage account, bank, or by another nominee, you are, with respect to those shares, the “beneficial owner” of shares held in street name. As the beneficial owner, you have the right to direct your broker, bank, or other nominee on how to vote or to vote in person at the Annual Meeting. However, since you are not a stockholder of record, you may not vote these shares in person at the Annual Meeting unless you obtain a “legal proxy” from your broker, bank, or other nominee (who is the stockholder of record) giving you the right to vote the shares.

WHAT IS A BROKER NON-VOTE?
Generally, a “broker non-vote” occurs when a broker, bank, or other nominee that holds shares in “street name” for a customer is precluded from exercising voting discretion on a particular proposal because the: (i) beneficial owner has not instructed the nominee on how to vote and (ii) nominee lacks discretionary voting power to vote on such issues.
Under the rules of the New York Stock Exchange (“NYSE”), as discussed below, a nominee does not have discretionary voting power with respect to the approval of “non-routine” matters absent specific voting instructions from the beneficial owners of such shares.
WHAT IS THE EFFECT OF NOT CASTING YOUR VOTE?
Under the rules of the NYSE, a record holder does not have discretionary voting power with respect to the approval of “non-routine” matters absent specific voting instructions from the beneficial owners of such shares. Other than the proposal to ratify the appointment of GT, all of the proposals are considered non-routine matters. Therefore, your shares will not be voted without your specific instructions. Thus, if you hold your shares in street name and you do not instruct your record holder how to vote in the election of directors (Proposal 1), the advisory, non-binding vote to approve executive compensation (Proposal 2), the vote on amendments to our Certificate of Incorporation to eliminate certain provisions relating to Class B common stock (Proposal 3), the vote on amendments to our a Certificate of Incorporation to eliminate legacy provisions regarding approval of certain corporate actions (Proposal 4), the vote on amendments to our by-laws to eliminate legacy provisions regarding amendment of certain provisions of our by-laws (Proposal 5), or the vote on the stockholder proposal regarding an independent Board chairperson (Proposal 7), no votes will be cast on your behalf. Your record holder will, however, continue to have the ability to vote your shares in its discretion on the ratification of the appointment of GT as our independent registered public accounting firm for fiscal year 2018 (Proposal 6).

WHAT STOCKHOLDER APPROVAL IS NECESSARY FOR APPROVAL OF THE PROPOSALS?
Election of Directors (Proposal 1)
Directors are elected by a majority of votes cast with respect to each director, provided that the number of nominees does not exceed the number of directors to be elected, in which case the directors will be elected by the vote of a plurality of the shares represented in person or by proxy at any stockholder meeting. Broker non-votes and abstentions will have no effect on the outcome of this proposal.
Advisory, Non-Binding Vote to Approve Executive Compensation (Proposal 2)
Approval of this resolution requires the affirmative vote of a majority of the votes cast by the stockholders entitled to vote thereon who are present in person or represented by proxy at the Annual Meeting. Broker non-votes and abstentions will have no effect on the outcome of this proposal. While this vote is required by law, it is not binding on the Company or the Board. However, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation decisions.
Vote on Amendments to our Certificate of Incorporation to Eliminate Certain Provisions Relating to Class B Common Stock (Proposal 3)
Approval of this proposal requires the affirmative vote of a majority of the votes cast by the stockholders entitled to vote thereon who are present in person or represented by proxy at the Annual Meeting. Broker non-votes and abstentions will have no effect on the outcome of this proposal.
Vote on Amendments to our Certificate of Incorporation to Eliminate Legacy Provisions Regarding Approval of Certain Corporate Actions (Proposal 4)
Approval of this proposal requires the affirmative vote of both (i) a majority of the votes cast by the stockholders entitled to vote thereon who are present in person or represented by proxy at the Annual Meeting, excluding the Moyes Stockholders, and (ii) a majority of the votes cast by the stockholders entitled to vote thereon who are present in person or represented by proxy at the Annual Meeting, including the Moyes Stockholders. Broker non-votes and abstentions will have no effect on the outcome of this proposal.
Vote on Amendments to our By-laws to Eliminate Legacy Provisions Regarding Amendment of Certain Provisions of our By-laws (Proposal 5)
Approval of this proposal requires the affirmative vote of a majority of the votes cast by the stockholders entitled to vote thereon who are present in person or represented by proxy at the Annual Meeting, excluding the Moyes Stockholders. Broker non-votes and abstentions will have no effect on the outcome of this proposal.
Ratification of the Appointment of GT as our Independent Registered Public Accounting Firm for Fiscal Year 2018 (Proposal 6)
The ratification of the Audit Committee’s appointment of GT as our independent registered public accounting firm for fiscal year 2018 requires the affirmative vote of a majority of the votes cast by the stockholders entitled to vote thereon who are present in person or represented by proxy at the Annual Meeting. Broker non-votes and abstentions will have no effect on the outcome of this proposal. Stockholder ratification is not required for the appointment of our independent registered public accounting firm. However, we are submitting the proposal to solicit the opinion of our stockholders.
Vote on Stockholder Proposal Regarding an Independent Board Chairperson (Proposal 7)
Approval of this proposal, if properly presented, requires the affirmative vote of a majority of the votes cast by the stockholders entitled to vote thereon who are present in person or represented by proxy at the Annual Meeting. Broker non-votes and abstentions will have no effect on the outcome of this proposal.

MAY I VOTE MY SHARES IN PERSON AT THE ANNUAL MEETING?
If you are the registered owner of shares of our Class A common stock on the record date, you have the right to vote your shares in person at the Annual Meeting.
If you are the beneficial owner of shares of our Class A common stock on the record date, you may vote these shares in person at the Annual Meeting if you have requested a legal proxy from your broker, bank, or other nominee (the stockholder of record) giving you the right to vote the shares at the Annual Meeting. You will need to complete such legal proxy and present it to us at the Annual Meeting.
Even if you plan to attend the Annual Meeting, we recommend that you submit your proxy card or voting instructions so that your vote will be counted if you later decide not to attend the Annual Meeting.
HOW CAN I VOTE MY SHARES WITHOUT ATTENDING THE ANNUAL MEETING?
If you are a registered owner, you may instruct the named proxy holders on how to vote your shares by completing, signing, dating, and returning the enclosed proxy card in the postage-paid envelope provided with this proxy statement, or by using the internet voting site or the toll-free telephone number listed on the proxy card. Specific instructions for using the internet and telephone voting systems are on the proxy card. The internet and telephone voting systems will be available until 11:59 p.m. Eastern Time on Wednesday, May 30, 2018 (the day before the Annual Meeting).
If you are the beneficial owner of shares held in street name, you should instruct your broker, bank, or other nominee on how to vote your shares. Your broker, bank, or other nominee has enclosed with this proxy statement a voting instruction card for you to use in directing your nominee on how to vote your shares. The instructions from your nominee will indicate whether internet or telephone voting is available and, if so, will provide details regarding how to use those systems.
HOW WILL MY PROXY BE VOTED?
Shares represented by a proper proxy (in paper form, by Internet, or by telephone) that is received in a timely manner, and not subsequently revoked, will be voted at the Annual Meeting or any adjournment or postponement thereof in the manner directed on the proxy. David Jackson and Adam Miller are named as proxies on the proxy form and have been designated by the Board as proxies to represent you and vote your shares at the Annual Meeting. All shares represented by a proper proxy on which no choice is specified will be voted:
(1)	FOR the election of two Class I directors, each director to serve a term of three years;
(2)	FOR the resolution approving, on an advisory, non-binding basis, executive compensation;
(3)	FOR amendments to our Certificate of Incorporation to eliminate certain provisions relating to Class B common stock;
(4)	FOR amendments to our Certificate of Incorporation to eliminate legacy provisions regarding approval of certain corporate actions;
(5)	FOR amendments to our by-laws to eliminate legacy provisions regarding amendment of certain provisions of our by-laws;
(6)	FOR the ratification of the appointment of GT as our independent registered public accounting firm for fiscal year 2018;
(7)	AGAINST the stockholder proposal regarding an independent Board chairperson, if properly presented; and
(8)	In accordance with the proxy holder’s best judgment, as to any other business that properly comes before the Annual Meeting.

MAY I REVOKE MY PROXY AND CHANGE MY VOTE?
Yes. You may revoke your proxy and change your vote at any time prior to the vote at the Annual Meeting.
If you are the registered owner, you may revoke your proxy and change your vote by:
·	submitting a new proxy bearing a later date (which automatically revokes the earlier proxy);
·	giving notice of your changed vote to us in writing mailed to the attention of Todd Carlson, Secretary, at our corporate office specified above;
·	attending the Annual Meeting and giving oral notice of your intention to vote in person; or
·	re-voting by telephone or internet.
You should be aware that simply attending the Annual Meeting will not in and of itself constitute a revocation of your proxy.
WILL MY VOTE BE KEPT CONFIDENTIAL?
Yes, your vote will be kept confidential and not disclosed to us unless:
·	required by law;
·	you expressly request disclosure on your proxy; or
·	there is a proxy contest.
WHO WILL PAY THE COSTS OF SOLICITING PROXIES?
We will bear all costs of this proxy solicitation. Proxies may be solicited by mail, e-mail, telephone, or by other electronic means and our directors, officers, and regular employees may solicit proxies personally or by mail, e-mail, telephone, or other electronic means for which solicitation they will not receive any additional compensation. We will reimburse brokerage firms, custodians, fiduciaries, and other nominees for their out-of-pocket expenses in forwarding solicitation materials to beneficial owners upon our request. We have engaged Okapi Partners LLC to assist us in soliciting proxies. We anticipate paying a fee of $10,000 plus expenses for these services.
WHAT OTHER BUSINESS WILL BE PRESENTED AT THE ANNUAL MEETING?
As of the date of this proxy statement, the Board knows of no other business that may properly be, or is likely to be, brought before the Annual Meeting. If any other matters should arise at the Annual Meeting, the persons named as proxy holders, David Jackson and Adam Miller, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If, for any unforeseen reason, any of the Class I director nominees are not available to serve as a director, the named proxy holders will vote your proxy for such other Class I director candidate or candidates as may be nominated by the Board.
WHERE CAN I FIND THE VOTING RESULTS OF THE ANNUAL MEETING?
We intend to report voting results of the Annual Meeting on Form 8-K within four business days after the Annual Meeting.
WHAT SHOULD I DO IF I RECEIVE MORE THAN ONE SET OF VOTING MATERIALS?
You may receive more than one set of voting materials. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account. If you are a registered owner and your shares are registered in more than one name you will receive more than one proxy card. Please vote each proxy and instruction card that you receive.
WHO CAN HELP ANSWER MY QUESTIONS?
If you have questions concerning a proposal, or the Annual Meeting, are requesting copies of this proxy statement, or if you need directions to or special assistance at the Annual Meeting, please call our Secretary at (602) 269-2000 or e-mail the Secretary at tcarlson@knighttrans.com. In addition, information regarding the Annual Meeting is available via the Internet at our website, www.knight-swift.com.

THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
CORPORATE GOVERNANCE DOCUMENTS
In furtherance of its goals of providing effective governance of our business and affairs for the long-term benefit of stockholders, the Board has adopted Corporate Governance Guidelines in addition to charters for each of its Board committees and a Code of Business Conduct and Ethics (the “Code of Conduct”) for our directors, officers, and employees. Each of these documents is free and available for download in the corporate governance section of the Investor Relations page at www.knight-swift.com. You may also obtain a copy by writing to Knight-Swift Transportation Holdings Inc., c/o Secretary, 20002 North 19th Avenue, Phoenix, Arizona 85027.
RISK MANAGEMENT AND OVERSIGHT
We take a company-wide approach to risk management, and our full Board has overall responsibility for and oversees our risk management process on an annual basis. Our full Board: (i) determines the appropriate risk for us as an organization; (ii) assesses the specific risks faced; and (iii) reviews the appropriate steps to be taken by management in order to manage those risks. While the full Board maintains the ultimate oversight responsibility for the risk management process, its committees oversee risk in certain specified areas. In particular, our Compensation Committee is responsible for overseeing the management of risks relating to our executive and non-executive compensation policies and practices and the incentives created by our compensation policies and practices. Our Audit Committee oversees assessment and management of enterprise risks, as well as financial risks, and is responsible for overseeing potential conflicts of interests. Our Nominating and Corporate Governance Committee is responsible for overseeing implementation of appropriate corporate governance procedures, monitoring and overseeing the management and mitigation of operating risks, and overseeing the management of risks associated with the independence of our Board. Our Nominating and Corporate Governance Committee also reviews enterprise operating risks, other than financial and internal controls risks. Our Finance Committee monitors and mitigates risks relating to our deployment of financial resources, the management of our balance sheet, and the investment of cash and other assets. Our Merger Integration Committee monitors risks associated with integration efforts in connection with the 2017 Merger. Pursuant to the Board’s instruction, management regularly reports on applicable risks to the relevant committee or the full Board. As appropriate, additional review or reporting on risks are conducted as needed or as requested by our Board and its committees.

COMPOSITION OF BOARD AND BOARD LEADERSHIP STRUCTURE
Our Board currently consists of thirteen members, divided into three classes: Kathryn Munro (Class I), Gary Knight (Class I), Glenn Brown (Class I) (not standing for re-election), Kevin Knight (Class II), Michael Garnreiter (Class II), David Jackson (Class II), Robert Synowicki, Jr. (Class II), Richard Dozer (Class II), David Vander Ploeg (Class II), Richard Lehmann (Class III), Richard Kraemer (Class III), Roberta Roberts Shank (Class III), and Jerry Moyes (Class III). All of these directors, other than Messrs. Gary Knight, Kevin Knight, Jackson, and Moyes, qualify as independent directors under the corporate governance standards of the NYSE and the independence requirements of Rule 10A-3 of the Securities Exchange Act of 1934 (the “Exchange Act”). We separate the offices of the Chairperson of our Board and our CEO. Currently, our Executive Chairman of the Board is Kevin Knight. Separating the offices of Chairperson and CEO allows our CEO to dedicate his full efforts to the demands and responsibilities of the CEO position, while also allowing us to benefit from Kevin Knight’s strategic oversight and considerable experience. Our Board will be free to choose the Chairperson in any way that it deems best for us at any given point in time. The duties of the Chairperson include:
·	serving on the Executive Committee;
·	presiding at all meetings of our Board and the stockholders at which the Chairperson is present;
·
participating in setting Board meeting agendas, in consultation with the CEO and lead independent director, and coordinating Board meeting schedules to assure that there is sufficient time for discussion of all agenda items;

·	collaborating with the CEO and lead independent director in determining the need for special meetings and calling any such special meeting;
·	responding directly to stockholder and other stakeholder questions and comments that are directed to the Chairperson of the Board; and
·	performing such other duties as our Board may delegate from time to time.
If the Chairperson of the Board is not an independent director, our Board’s independent directors will designate one of the independent directors on the Board to serve as lead independent director. Currently, our lead independent director is Kathryn Munro. The duties of the lead independent director include:
·	presiding at all executive sessions of the Board;
·	presiding at all meetings of our Board and the stockholders, where the Chairperson is not present;
·	performing all duties of the Chairperson in the absence or disability of the Chairperson;
·	coordinating the activities of the independent directors;
·	providing information to the Board for consideration;
·
participating in setting Board meeting agendas, in consultation with the CEO and Chairperson, and coordinating Board meeting schedules to assure that there is sufficient time for discussion of all agenda items;

·	participating in the retention of outside advisors and consultants who report directly to the Board;
·	requesting the inclusion of certain materials for Board meetings;
·	consulting with respect to, and where practicable receiving in advance, information sent to the Board;
·	collaborating with the CEO and Chairperson in determining the need for special meetings and calling any such special meeting;
·	calling meetings of the independent directors;
·	acting as liaison for stockholders between the independent directors and the Chairperson, as appropriate;
·	communicating to the CEO, together with the Chairperson of the Compensation Committee, the results of the Board’s evaluation of the CEO’s performance;
·	responding directly to stockholder and other stakeholder questions and comments that are directed to the lead independent director or the independent directors as a group, as the case may be; and
·	performing such other duties as our Board may delegate from time to time.

In the absence or disability of the Chairperson, the duties of the Chairperson (including presiding at all meetings of our Board and the stockholders) shall be performed and the authority of the Chairperson may be exercised by the lead independent director or another independent director designated for this purpose by our Board. The Chairperson of our Board (if he or she is an independent director) or the lead independent director may only be removed from such position with the affirmative vote of a majority of the independent directors and only for the reasons set forth in our by-laws, including a determination by a majority of the independent directors that the Chairperson or lead independent director, as the case may be, is not fulfilling his or her responsibilities in a manner that is in the best interests of the Company and its stockholders.
BOARD DIVERSITY
The Company prefers a mix of background and experience among its members. The Board does not follow any ratio or formula to determine the appropriate mix. Rather, it uses its judgment to identify nominees whose backgrounds, attributes, and experiences, taken as a whole, will contribute to the high standards of Board service to the Company. The effectiveness of this approach is evidenced by the directors’ participation in insightful and robust, yet mutually respectful, deliberation that occurs at Board and committee meetings.
BOARD MEETINGS
The Board held 12 meetings during the 2017 calendar year. During 2017, all directors attended at least 75% of the aggregate of the Board and committee meetings on which they sit.
DIRECTOR ATTENDANCE AT ANNUAL MEETING
All six of Swift’s then-incumbent directors attended Swift’s 2017 Annual Meeting of Stockholders. Directors are invited and encouraged to attend the Company’s annual meetings of stockholders, although we do have a formal policy regarding director attendance at our annual meetings of stockholders.
BOARD COMMITTEES
Our Board has an Audit Committee (AC), Compensation Committee (CC), Nominating and Corporate Governance Committee (NGC), Merger Integration Committee (MIC), Finance Committee (FC), and Executive Committee (EC). Each committee, except our Executive Committee, is composed entirely of independent directors, each of whom is a “non-employee director” as defined in Rule 16b-3(b)(3) under the Exchange Act and, for 2017, an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code.
Members serve on these committees until their respective resignations or until otherwise determined by our Board. Our Board may from time to time establish other committees.
Current committee memberships are as follows:

Name		Independent	AC	CC	NGC	MIC	FC	EC
Kathryn Munro	Lead Independent Director	Yes
Kevin Knight	Executive Chairman of the Board	No
Glenn Brown*		Yes
Richard Dozer		Yes
Michael Garnreiter		Yes
David Jackson		No
Gary Knight		No
Richard Kraemer		Yes
Richard Lehmann		Yes
Jerry Moyes		No
Roberta Roberts Shank		Yes
Robert Synowicki, Jr.		Yes
David Vander Ploeg		Yes
= Member	= Committee Chairperson
* Mr. Brown is not standing for re-election to the Board.

Audit Committee
The Audit Committee held 9 meetings in 2017. The Audit Committee performs the following functions:
·
reviews the audit plans and findings of our independent registered public accounting firm and our internal audit and risk review staff, as well as the results of regulatory examinations, and tracks management’s corrective action plans where necessary;

·	reviews our financial statements, including any significant financial items and/or changes in accounting policies, with our management and independent registered public accounting firm;
·	reviews, with management and our independent registered public accounting firm, our financial risk and control procedures, compliance programs, and significant tax, legal, and regulatory matters;
·
has the sole discretion to appoint annually, compensate, and oversee our independent registered public accounting firm, evaluate such firm’s independence and performance, set clear policies for our hiring of employees or former employees of the independent registered public accounting firm, and pre-approve all audit services and permitted non-audit services to be performed by our independent registered public accounting firm;

·	regularly reviews matters and monitors compliance procedures with our internal audit department as well as oversees performance of the internal audit department;
·	establishes procedures for reviewing and investigating complaints regarding accounting, internal controls, auditing matters, or other illegal or unethical acts;
·	administers our related party transactions policy and evaluates related party transactions presented for approval;
·	regularly meets with management, internal auditors, the independent auditors and the Board in executive session;
·	reviews with management the Audit Committee Report for inclusion in the proxy statement filed with the SEC; and
·	periodically reviews the Audit Committee Charter for adequacy and compliance with the duties and responsibilities set forth therein.
The Board has determined that each of Messrs. Garnreiter, Synowicki, Dozer, and Vander Ploeg qualify as audit committee financial experts as such term is defined in Item 407(d)(5) of Regulation S-K, promulgated by the Securities and Exchange Commission (“SEC”). The Board has also determined that all members of the Audit Committee satisfy the independence standards of the NYSE listing standards and the SEC requirements and possess the requisite literacy in financial matters to sit as a member of the Audit Committee. Mr. Garnreiter has been designated as the audit committee financial expert.
Compensation Committee
The Compensation Committee held 6 meetings in 2017. The Compensation Committee performs the following functions:
·	annually evaluates the performance of, determines, approves, and recommends to the Board the base salary, cash incentives, equity awards, and all other compensation for the CEO;
·	annually reviews corporate goals and objectives relevant to the compensation of our other executive officers and senior management and evaluates performance in light of those goals and objectives;
·	approves base salary and other compensation of our other executive officers;
·	approves and recommends to the Board annual cash and equity incentive compensation for the executive officers;
·
adopts, oversees, and periodically reviews and makes recommendations to the Board regarding the operation of all of our equity-based compensation plans and incentive compensation plans, programs, and arrangements, including establishing criteria for the terms of awards granted to participants under such plans. This includes grants of restricted stock, restricted stock units, performance units, and stock options along with other perquisites and fringe benefit arrangements;

·	annually reviews and makes recommendations to the Board regarding the outside directors’ compensation arrangements to ensure their competitiveness and compliance with applicable laws;
·	annually reviews the Company’s cash and equity incentive performance goals and objectives including whether such goals were met;
·	reviews with management the Compensation Discussion and Analysis (“CD&A”) for inclusion in the proxy statement filed with the SEC; and
·	annually reviews the Compensation Committee Charter for compliance with the duties and responsibilities set forth therein.

The Board has determined that all members of the Compensation Committee satisfy the independence listing standards of the NYSE and applicable SEC requirements. All members of the Compensation Committee qualify as “non-employee directors” for purposes of Rule 16b-3 of the Exchange Act and “outside directors” within the meaning of Section 162(m) of the Internal Revenue Code. In accordance with its charter, the Compensation Committee may delegate responsibility to subcommittees of the Compensation Committee as necessary or appropriate.
Prior to the 2017 Merger, the Compensation Committee of Swift retained Pearl Meyer & Partners, LLC ("Pearl Meyer") as its independent compensation consultant for 2017. Following the 2017 Merger, the Compensation Committee retained Echelon Compensation Partners ("Echelon") as its independent compensation consultant to provide advice and services such as the following: (i) analysis and recommendations that inform the Compensation Committee's decisions with respect to compensation; (ii) market pay data and competitive-position benchmarking; (iii) analysis and input on performance measures and goals; (iv) analysis and input on compensation program structure; (v) an assessment of the risks under our compensation programs;  and (vi) updates on market trends and the regulatory environment as it relates to executive compensation, including corporate governance aspects.  Echelon served as Knight’s independent compensation consultant prior to the 2017 Merger. The decision to retain Echelon was due to the familiarity of its consultants with Knight and the compensation practices of our industry.
Pursuant to SEC rules and NYSE listing standards, the Compensation Committee of Swift assessed the independence of Pearl Meyer and the Compensation Committee of the Company assessed the independence of Echelon, and concluded that no conflict of interest exists that would prevent Pearl Meyer or Echelon from independently advising the Swift Compensation Committee or the Company’s Compensation Committee, respectively.  In connection with this assessment, the Compensation Committee of Swift and the Compensation Committee of the Company considered, among others, the following factors: (i) the provision of other services to us by the firm that employs the compensation advisor; (ii) the amount of fees received from us by the firm that employs the compensation advisor as a percentage of the total revenue of the firm; (iii) the policies and procedures of the firm that employs the compensation advisor that are designed to prevent conflicts of interest; (iv) any business or personal relationship of the compensation advisor with any member of the Compensation Committee; (v) any stock in our company owned by the compensation advisor or the advisor's immediate family members; and (vi) any business or personal relationship of the compensation advisor or the firm employing the advisor with any of our executive officers. In addition, Pearl Meyer and Echelon reported to the respective Compensation Committees concerning the factors specified in SEC rules and NYSE listing standards regarding potential conflicts of interest arising from their work.  Pearl Meyer did not perform other services for Swift. Echelon does not perform other services for the Company, other than assistance with integration following the 2017 Merger, and will not do so without the prior consent of the Compensation Committee. Pearl Meyer’s and Echelon's roles in establishing the compensation of our named executive officers, to the extent material, are addressed under “Executive Compensation—Compensation Discussion and Analysis.”

Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee held 4 meetings in 2017. The Nominating and Corporate Governance Committee performs the following functions:
·	considers and recommends the criteria, qualifications, and attributes of candidates for nomination to the Board and its committees;
·	identifies, screens, and recommends qualified candidates to the Board for Board membership;
·	periodically reviews and makes recommendations to the Board regarding corporate governance policies and principles;
·	evaluates the adequacy of Board procedures, such as the frequency of meetings, advance document distribution, content of Board minutes, and meeting attendance by non-directors;
·	advises the Board with respect to the Board composition, diversity, size, attributes, procedures, and committees;
·	evaluates director nominee recommendations proposed by stockholders;
·	oversees the evaluation of the Board and management;
·	considers and makes recommendations to prevent, minimize, resolve, or eliminate possible conflicts of interest;
·	recommends individuals to the Board for election by the stockholders or appointment by the Board;
·	periodically reviews our Corporate Governance Guidelines and recommends proposed changes to the Board for approval; and
·	periodically reviews the Nominating and Corporate Governance Committee Charter to ensure it reflects a commitment to effective corporate governance.
The Board has determined that all members of the Nominating and Corporate Governance Committee satisfy the independence listing standards of the NYSE.
Merger Integration Committee
The Merger Integration Committee held 1 meeting in 2017. The Merger Integration Committee is responsible for overseeing our plans to integrate the operations of Swift and Knight following the 2017 Merger. The Merger Integration Committee performs the following functions:
·	monitors the development and implementation of integration plans, including ensuring that sufficient resources are allocated to the implementation of integration plans;
·	identifies and adopts measures to mitigate risks associated with integration efforts;
·	reports to the Board on the status of the integration efforts; and
·	communicates and effects the implementation of Board recommendations regarding integration plans.
Finance Committee
The Finance Committee held 1 meeting in 2017. The Finance Committee performs the following functions:
·	reviews and monitors the deployment of our financial resources and policies, the management of our balance sheet, and the investment of cash and other assets;
·	reviews and makes recommendations to the Board regarding our operating and capital budgets and monitors actual performance against our budgets and projections;
·	reviews our capital structure, liquidity, financing plans, and other treasury policies, including off-balance sheet financings;
·	reviews with the Board and management our financial risk exposure relating to financing activities; and
·	periodically reviews the Finance Committee Charter for adequacy and compliance with the duties and responsibilities set forth therein.

Executive Committee
The Executive Committee did not hold any meetings in 2017. The Executive Committee is authorized to act on behalf of the Board when the Board is not in session, with the exception of certain actions. The Executive Committee is currently comprised of Kathryn Munro, Kevin Knight, Gary Knight, and Richard Lehmann.
CORPORATE GOVERNANCE POLICY
Our Board has adopted Corporate Governance Guidelines to assist the Board in the exercise of its duties and responsibilities and to serve the best interests of the Company and our stockholders. A copy of these guidelines has been posted on our website at www.knight-swift.com. These guidelines, which provide a framework for the conduct of the Board’s business, provide that:
·	directors are responsible for attending Board meetings and meetings of committees on which they serve and to review in advance materials distributed for such meetings;
·	the Board’s principal responsibility is to oversee and direct the management of our business and affairs to promote the best interests of the Company and our stockholders;
·	at least two-thirds of the Board shall be independent directors;
·	the lead independent is to preside at all executive sessions of the Board and any third party desiring to contact the independent directors may do so by contacting our lead independent director;
·	our Nominating and Corporate Governance Committee is responsible for nominating qualified members for election to our Board;
·
our Board is responsible for selecting an Audit Committee with at least one financial expert and other members who are knowledgeable about financial matters (currently all four members of the Audit Committee qualify as financial experts);

·	our Nominating and Corporate Governance Committee is responsible for evaluating, reviewing, and planning for director tenure and succession;
·
our Compensation Committee, in consultation with the Chairperson and the CEO, is responsible for reporting annually to the Board on executive management succession planning along with maintaining at all times an evaluation and recommendation of potential successors to the Executive Chairperson, CEO, President, CFO, and other key members of executive management;

·
any director who fails to receive the required number of votes for re-election in accordance with our by-laws will tender his or her written resignation for consideration by the Nominating and Corporate Governance Committee;

·
our Board believes that it is important for our compensation policies for our senior executives and Board to be properly aligned with the interests of the Company and its stockholders and not encourage excessive risk taking;

·
our Board expects that each member be fully committed to devoting adequate time to his or her duties to the Company and no member of our Board may serve on any more than five public boards (or, in the case of our CEO, three boards), including our Board;

·	the independent directors will meet in executive session on a regular basis, but not less than annually;
·	independent directors will serve on our Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee;
·
new directors should participate in an orientation program and all directors will periodically be provided with materials on subjects that will assist them in discharging their duties as directors, furthering their understanding of our business, and enhancing their performance on our Board; and

·	the Nominating and Corporate Governance Committee will develop and implement annual self-evaluations to determine whether the Board is functioning effectively.

MAJORITY VOTING STANDARD FOR DIRECTOR ELECTIONS
Our by-laws require that we use a majority voting standard in uncontested director elections and we have a resignation requirement under our Corporate Governance Guidelines for directors who fail to receive the required majority vote. Under the majority voting standard, a director nominee must receive more votes cast “for” than “against” for his or her election in order to be elected to the Board. If a director nominee does not receive the required number of votes, such director nominee will, within five days following the certification of the stockholder vote, tender his or her resignation for consideration by the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will consider such tendered resignation and, within 30 days following the date of the stockholders’ meeting at which the election occurred, make a recommendation to the Board concerning the acceptance or rejection of such resignation. The Board will take formal action on the Nominating and Corporate Governance Committee’s recommendation no later than 60 days following the date of the stockholders’ meeting at which the election occurred, and the Company will disclose the Board’s decision on a Form 8-K filed with the SEC. Directors shall be elected by a plurality of the votes cast at any meeting of stockholders where the number of nominees exceeds the number of directors to be elected.
CODE OF BUSINESS CONDUCT AND ETHICS
The Board has adopted a Code of Conduct that applies to all of our directors, officers, and employees. In addition, we maintain a Policy Governing Responsibilities of Financial Managers and Senior Officers (the “Financial Responsibilities Policy”) that applies to our executive officers (Executive Vice President or above), CFO, Chief Accounting Officer (“CAO”), Controller, and any other employee who is responsible for the management of our funds or for the operation and maintenance of our financial accounting and reporting system. The Code of Conduct and Financial Responsibilities Policy include provisions applicable to our CEO, CFO, CAO, Controller, or persons performing similar functions, which constitute a “code of ethics” within the meaning of Item 406(b) of SEC Regulation S-K. Copies of the Code of Conduct and Financial Responsibilities Policy are publicly available free of charge on our website at www.knight-swift.com.
Pursuant to SEC regulations and NYSE listing standards, we will disclose amendments to or waivers of our Code of Conduct or our Financial Responsibilities Policy in a press release, on our website at www.knight-swift.com., or in a Current Report on Form 8-K filed with the SEC, whichever disclosure method is appropriate.  To date, we have not granted any waivers from our Code of Conduct to our directors or executive officers or our Financial Responsibilities Policy to the CEO, CFO, CAO, Controller, or any person performing similar functions.
EXECUTIVE SESSIONS OF INDEPENDENT DIRECTORS
Independent Board members generally meet without management present at least once per year in executive sessions. The independent chair of the Swift Board presided over meetings of the independent directors prior to the 2017 Merger and the Lead Independent Director presided over such meetings after the 2017 Merger.

STOCK TRADING POLICY, ANTI-PLEDGING AND HEDGING POLICY, AND RELATED MATTERS
The Company has a Securities Trading Policy (“STP”) that sets forth terms, conditions, timing, limitations, and prohibitions with respect to trading in the Company’s securities. The STP prohibits all directors, officers, employees, and consultants from trading in the Company’s securities while in possession of material nonpublic information.  Employees are also generally prohibited from engaging in puts, calls, or similar instruments relating to the Company’s securities, or selling the Company’s securities “short.”  The STP also restricts directors, officers subject to Section 16 of the Exchange Act, and certain other specifically designated employees from trading in the Company’s securities during certain periods and only after they have obtained pre-clearance for trades in the Company’s securities from the Company’s General Counsel and CFO.
The Company also has adopted the Anti-Pledging and Hedging Policy to limit the pledging and hedging of the Company’s securities by certain individuals.  The Anti-Pledging and Hedging Policy applies to the Chairperson of the Board, any Vice Chair (if a Company employee), the CEO, the President, the CFO, any other named executive officer, any Company employee who is also a member of the Board, non-employee directors (including Kevin Knight, Gary Knight, and Jerry Moyes), and any other employee designated by the Nominating and Corporate Governance Committee (any such person, a “Designated Person”).  Subject to limited exceptions, Designated Persons are prohibited from engaging in any pledging or hedging transaction (including zero cost collars, forward sales contracts, puts, calls, and other derivative transactions) in the Company’s common stock.  The Anti-Pledging and Hedging Policy permits the Nominating and Corporate Governance Committee to grant a hardship exemption to this restriction in limited circumstances where a Designated Person is the subject of a significant hardship caused by circumstances outside his or her control and the totality of the circumstances mitigate the risks to stockholders generally.  The CEO, any non-employee director, Kevin Knight, Gary Knight, and Jerry Moyes are not eligible for a hardship exemption.
The Anti-Pledging and Hedging Policy permits Kevin Knight and Gary Knight to continue certain existing pledging and hedging transactions, but requires them to reduce the number of shares subject to such transactions by 50% by October 1, 2020.  The Anti-Pledging and Hedging Policy also permits Jerry Moyes to continue certain existing pledging and hedging transactions in accordance with the Moyes Family Stockholders Agreement dated as of April 9, 2017, between the Company, Jerry Moyes, and certain of Mr. Moyes’ family members and controlled entities (the “Moyes Stockholders Agreement”).  The Anti-Pledging and Hedging Policy and the Moyes Stockholders Agreement generally permit Mr. Moyes to renew, modify, extend, or replace existing transactions, provided that no additional shares may be hedged or pledged by Mr. Moyes except to the extent necessary to continue, replace, or renew such transactions.
Finally, the Anti-Pledging and Hedging Policy requires Designated Persons to comply with stock retention guidelines as established from time to time by the Compensation Committee. Our Stock Ownership and Retention Policy (the “Retention Policy”) requires each non-employee director to own Company stock having a value of the lesser of (i) three times the director’s annual cash retainer and (ii) $140,000.  Non-employee directors who, prior to the 2017 Merger, were directors of Swift must own the required amount by five years from September 7, 2017. Except as provided in the foregoing, each non-employee director must own the required amount by the later of five years from (x) the date of adoption of the Retention Policy and (y) the director’s appointment or election to the Board.  Pledged shares are excluded from the calculation of the director retention amounts. Our key officers, as designated under the Retention Policy, also must meet certain minimum stock ownership requirements.  Currently, key officers under the Retention Policy include (i) our CEO and our Executive Chairperson, who must own Company stock having a value of five times their respective base salaries; (ii) our CFO and Vice Chairperson, who must own Company stock having a value of three times their respective base salaries; and (iii) our Division Operations Officer and Executive Vice President of Sales and Marketing, who must own Company stock having a value of two times their respective base salaries.  The Compensation Committee of the Board can designate other key officers who will be subject to the Retention Policy.  Key officers must achieve such ownership by the later of eight years from (x) the adoption of the Retention Policy and (y) their appointment to the applicable office; provided that any key officer who was employed by Swift prior to the 2017 Merger, must achieve such ownership by five years from September 7, 2017.  The Compensation Committee will establish retention amounts for other officers at such time as they are designated as key officers under the Retention Policy.  Pledged and hedged shares are excluded from the calculation of the retention amounts.

COMMUNICATIONS WITH DIRECTORS BY STOCKHOLDERS
Stockholders and other interested parties may communicate directly with any member or committee of the Board by writing to: Knight-Swift Transportation Holdings Inc. Board of Directors, c/o Secretary, 20002 North 19th Avenue, Phoenix, Arizona 85027. Please specify to whom your letter should be directed. Our Secretary will review all such correspondence and regularly forward to the Board a summary and copies of all such correspondence that, in his or her opinion, deals with the functions of the Board or its committees or that he or she otherwise determines requires the attention of any member, group, or committee of the Board. Board members may at any time review a log of all correspondence received by us that is addressed to Board members and request copies of any such correspondence.
NOMINATION OF DIRECTOR CANDIDATES
The Nominating and Corporate Governance Committee will consider recommendations for director nominations proposed by stockholders. To recommend a prospective director candidate for the Nominating and Corporate Governance Committee’s consideration, stockholders may submit the candidate’s name, qualifications, and other relevant biographical information in writing to: Knight-Swift Transportation Holdings Inc., Nominating and Corporate Governance Committee, c/o Secretary, 20002 North 19th Avenue, Phoenix, Arizona 85027. Our by-laws require stockholders to give advance notice of stockholder proposals, including nominations of director candidates. For more information, please see “Stockholder Proposals” in this proxy statement.
The Nominating and Corporate Governance Committee assesses a director nominee’s judgment, integrity, independence, management, and business skills and experience (particularly with public companies and companies in our industry or other industries related to our business), prominence and reputation in his or her profession, concern for the interests of our stockholders, knowledge of corporate governance issues and board functions, commitment to attend and actively participate in meetings and related Board activities, other commitments and responsibilities, and such other factors as the Nominating and Corporate Governance Committee determines are appropriate in light of our needs and the needs of our Board. Exhibit “A” of the Nominating and Corporate Governance Committee Charter and our Corporate Governance Guidelines also set forth additional criteria and guidelines the Nominating and Corporate Governance Committee may consider when selecting director nominees.
Upon identifying and selecting qualified director nominee candidates, the Nominating and Corporate Governance Committee then submits its director nominee selections to our full Board for consideration. We do not pay a fee to any third party to identify or evaluate or assist in identifying or evaluating potential nominees.
The Board is responsible for recommending director candidates for election by the stockholders and for appointing directors to fill vacancies or newly created directorships. The Board has delegated the screening and evaluation process for director candidates to the Nominating and Corporate Governance Committee, which identifies, evaluates, and recruits qualified director candidates and recommends them to the Board. The Nominating and Corporate Governance Committee considers potential candidates for director, who may come to the attention of the Nominating and Corporate Governance Committee through current directors, management, professional search firms, stockholders, or other persons. The Nominating and Corporate Governance Committee considers and evaluates a director candidate recommended by a stockholder in the same manner as a nominee recommended by a Board member, management, search firm, or other sources.

Our by-laws provide for “proxy access,” which provides a means for our stockholders who have retained and hold a sufficient ownership position in the Company to include stockholder-nominated director candidates in our proxy materials for annual meetings of stockholders. The proxy access provision in our by-laws allows any stockholder (or group of up to 20 stockholders) that has continuously owned at least 3% or more of the Company’s issued and outstanding common stock, for three years preceding the date of submission of the qualified nomination notice (and continues to own at least such amount through the date of the annual meeting), to nominate candidates for election to the Board and require the Company to list such nominees in the Company’s proxy statement for its annual meeting of stockholders, subject to certain procedural and information requirements. Our by-laws also provide procedures for nominations of persons for election to our Board by stockholders who comply with certain timely notice and form procedures set forth therein.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
None of the current members of the Compensation Committee have been, or are, one of our officers or employees.  In 2017, no member of our Compensation Committee had any relationship or transaction with the Company that would require disclosure as a “related person transaction” under Item 404 of SEC Regulation S-K.
During 2017, none of our executive officers served as a member of the board of directors or compensation committee (or other board committee performing equivalent functions) of another entity and no executive officers of such other entity served as a member of our Board or Compensation Committee.
RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Our Audit Committee has established written policies and procedures relating to the review and approval or ratification of any transaction, or any proposed transaction, in which we were or are to be a participant and the amount involved exceeds $120,000, and in which any “related person” (as that term is defined in Instruction 1 to Item 404(a) of SEC Regulation S-K) had or will have a direct or indirect material interest, referred to as an “interested transaction.”
Upon review of the material facts of all interested transactions, the Audit Committee will either approve, ratify, or disapprove the interested transactions, subject to certain exceptions, by taking into account, among other factors it deems appropriate, whether the terms are arm’s length and the extent of the related person’s interest in the transaction.  No director may participate in any discussion or approval of an interested transaction for which he or she, or his or her relative, is a related party.  If an interested transaction will be ongoing, the Audit Committee may establish guidelines for our management to follow in its ongoing dealings with the related party and then at least annually must review and assess ongoing relationships with the related party.  Compensation of executive officers, which may involve an “interested transaction,” is reviewed and approved by the Compensation Committee.
The following table presents our “interested transactions” with our related persons in 2017 (in thousands):
	Provided by the Company	Received by the Company
Freight Services:
Central Freight Lines(1)	$176	$7
SME Industries(1)	699	—
Total	$875	$7
Facility and Equipment Leases:
Central Freight Lines(1)	$1,102	$370
Total	$1,102	$370
Other Services:
Thermo King(2)	$—	$1,222
Updike Distribution and Logistics(3)	2,771	—
Other Affiliates(1)	—	19
Total	$2,771	$1,241

As of December 31, 2017, receivables pertaining to these related party transactions were (in thousands):
Company Receivable
Central Freight Lines	$214
SME Industries	78
Total	$292
(1)
Entities affiliated with one of our Board members, Jerry Moyes, include Central Freight Lines, SME Industries, and Compensi Services. Transactions with these entities that are controlled by and/or otherwise affiliated with Mr. Moyes include freight services, facility leases, and other services.

Freight Services Provided by the Company — The rates the Company charges for freight services to each of these companies for transportation services are market rates, which are comparable to rates charged to third-party customers. These transportation services provided to affiliates provide the Company with an additional source of operating revenue at its normal freight rates.
Freight Services Received by the Company — Transportation services received from Central Freight represent LTL freight services rendered to haul parts and equipment to Company shop locations.
Other Services Provided by the Company — Other services provided by the Company to the identified related parties include equipment sales and miscellaneous services.
Other Services Received by the Company — Consulting fees and certain third-party payroll and employee benefits administration services from the identified related parties are included in other services received by the Company.
(2)
Thermo King West, Inc. and Thermo King Chesapeake, Inc. are owned by William Riley III, a former member of Swift’s Board, who resigned as a director effective as of the 2017 Merger. Transactions associated with the Thermo King entities primarily consisted of parts and equipment purchases by Swift.

(3)
Knight has an arrangement with Updike Distribution and Logistics, a company that is owned by James Updike, Jr.’s father and three brothers, pursuant to which Knight allows Updike Distribution and Logistics to purchase fuel from its vendors at cost, plus an administrative fee. James Updike, Jr. serves as the Executive Vice President of Sales and Marketing of Knight. The amount disclosed includes transactions with Knight prior to the 2017 Merger.

In addition, certain members of the Knight family are employed on the same terms and conditions as non-related employees, several of whom are considered related persons due to their familial relationship with one or more of Kevin Knight (our Executive Chairman) and Gary Knight (our Vice Chairman). In addition, we also employed one person who is considered a Related Person due to his familial relationship with David Jackson (our CEO).  These related persons were Larry Knight and Keith Knight (brothers of Kevin Knight), Cory Webster (brother-in-law of Gary Knight), Glen Thomas (brother-in-law of David Jackson), and Tyson Hintz (son-in-law of Kevin Knight). The aggregate total compensation paid to these individuals in 2017 was $2,851,821. This amount includes any equity awards granted to such individuals in 2017, valued as of the grant date in accordance with FASB ASC Topic 718, as well as amounts attributable to any accelerated vesting of equity awards in connection with the 2017 Merger, cash vehicle allowances, or use of company vehicles.  Based on the fact that these individuals are employed on the same terms and conditions as non-related employees, Knight’s Audit Committee ratified these transactions prior to the 2017 Merger, with the exception of Kevin Knight's and Gary Knight’s compensation.  Because Kevin Knight and Gary Knight are our executive officers, their compensation was reviewed and approved by the Compensation Committee. Also, we have a consulting arrangement with Mr. Moyes. See “Director Compensation” for details regarding Mr. Moyes’ consulting arrangement.

PROPOSAL NO. 1:
ELECTION OF DIRECTORS
The Company’s by-laws provide that the number of directors shall not be less than three, with the exact number to be fixed by the Board. Directors are divided into three classes, with each class serving a three-year term.
Directors are elected by a majority of votes cast with respect to each director, provided that the number of nominees does not exceed the number of directors to be elected, in which case the directors will be elected by the vote of a plurality of the shares represented in person or by proxy at any stockholder meeting.
The stockholders of the Company elect at the annual meeting successors for directors whose terms have expired. The Board appoints members to fill new membership positions and vacancies in unexpired terms on the Board.
Our Board has nominated Kathryn Munro and Gary Knight as directors to hold office for a term of three years, expiring at the close of the 2021 Annual Meeting of Stockholders or until their successors are elected and qualified or until their earlier resignation or removal. The Board believes that these directors are well-qualified and experienced to direct and manage the Company’s operations and business affairs and will represent the interests of the stockholders as a whole, as described in the biographical information for each of these nominees set forth below under the caption “Nominees for Director.” Mr. Glenn Brown is a Class I director and has decided not to stand for re-election to permit time to focus on his investments.
There are no arrangements or understandings between any of the Class I director nominees and any other person pursuant to which any of such director nominees were selected as a nominee. If any director nominee becomes unavailable for election, which is not anticipated, the named proxies will vote for the election of such other person as the Board may nominate, unless the Board resolves to reduce the number of directors to serve on the Board and thereby reduce the number of directors to be elected at the Annual Meeting.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE
FOR
EACH OF THE DIRECTOR NOMINEES LISTED HEREIN

NOMINEES FOR DIRECTOR
If elected at the Annual Meeting, the term of each Class I director expires at the 2021 Annual Meeting of Stockholders.
Kathryn Munro (69)
Ms. Munro has served as a member of the board of directors of Knight since 2005 and currently serves as our lead independent director. She is a principal of BridgeWest, LLC, a private equity investment company specializing in wireless technology companies, a position she has held since 2003. Prior to BridgeWest, Ms. Munro spent 20 years at Bank of America Corporation where she held a variety of senior executive positions. Ms. Munro has served on the board of directors of Pinnacle West Capital Corporation, an investor owned electric utility holding company, since 2002. Ms. Munro has also served on the board of Premera Blue Cross, a privately held health insurance company, since 2007. From her distinguished career in commercial banking, Ms. Munro brings business acumen and financial knowledge to our Board and provides insightful guidance regarding our business.
Gary Knight (66)
Mr. Knight has served as a Vice Chairman of the board of directors of Knight since 2004, and currently serves as the Vice Chairman of the Company. Mr. Knight served as Knight’s President from 1993 to 2004, and has been one of Knight’s officers and a member of Knight’s Board since 1990. From 1975 until 1990, Mr. Knight was employed by Swift, where he was an Executive Vice President. Mr. Knight is the first cousin of Kevin Knight. The selection of Mr. Knight as a director was based upon, among other things, his significant leadership experience and knowledge of the Company. Mr. Knight’s qualifications to serve on our Board also include his extensive knowledge of the transportation industry.
CONTINUING DIRECTORS—CLASS II DIRECTORS
Kevin Knight (61)
Mr. Knight has served as the Chairman of the board of directors of Knight since 1999 (including as the Executive Chairman since January 2015) and served as the CEO of Knight from 1993 through December 2014, and currently serves as a full time executive officer of the Company in his role as Executive Chairman. He has been one of our officers and directors since 1990. From 1975 to 1984 and again from 1986 to 1990, Mr. Knight was employed by Swift, where he served as Executive Vice President and President of Cooper Motor Lines, Inc., a former Swift subsidiary. Mr. Knight currently serves on the board of directors and Executive Committee of the American Trucking Associations. Mr. Knight is the first cousin of Gary Knight. The selection of Mr. Knight as a director was based, among other things, upon his extensive experience in business operations and exemplary executive leadership since Knight’s founding.  Mr. Knight also has exhibited commendable dedication to our financial and operating performance.
Michael Garnreiter (66)
Mr. Garnreiter has served as a member of the board of directors of Knight since 2003. Mr. Garnreiter served as treasurer of Shamrock Foods Company, a privately held manufacturer and distributor of foods and food-related products from 2012 until his retirement in December 2015. From 2010 until 2012, Mr. Garnreiter was a managing director of Fenix Financial Forensics LLC, which provides financial analysis, forensic accounting, litigation support, and other dispute resolution services. Mr. Garnreiter is also the Chairman of the board of directors and chair of the audit committee of Axon International (formerly Taser International, Inc.), a manufacturer of non-lethal protection devices; chair of the audit and governance committees for Amtech Systems, Inc., a supplier of horizontal diffusion furnace systems; and a member of the board of directors of Banner Health Systems, a nonprofit multistate hospital system based in Phoenix, Arizona. Mr. Garnreiter began his career with Arthur Andersen LLP in 1974 after graduating with a Bachelor of Science degree in accounting from California State University at Long Beach, ultimately serving as a senior audit partner. Mr. Garnreiter is a Certified Public Accountant and is a Certified Fraud Examiner. As a member of our Board, Mr. Garnreiter offers financial, accounting, and managerial expertise gained from the various executive and supervisory roles he has held throughout his career.  In addition, the experience acquired through Mr. Garnreiter’s positions as a director of several publicly traded and privately held companies benefit the Company, the Board, and our stockholders.

David Jackson (42)
Mr. Jackson has served as the Chief Executive Officer of Knight, and now Knight-Swift, and a member of the board of directors of Knight since January 2015. He has served as the President of Knight, and now Knight-Swift, since February 2011. Mr. Jackson previously served as Knight’s Chief Financial Officer from 2004 until 2012. He has been with Knight since 2000. Mr. Jackson served as Knight’s Treasurer from 2006 to 2011 and Knight’s Secretary from 2007 to 2011. Prior to his appointment as the CFO, Mr. Jackson served in several positions at Knight between 2000 and 2004. The selection of Mr. Jackson as a director was based, among other things, upon his extensive transportation, leadership, and finance experience and his deep understanding of the Knight culture and commitment to maintaining our financial and operating performance.
Robert Synowicki (59)
Mr. Synowicki has served on the board of directors of Knight since February 2016. Mr. Synowicki served in multiple roles with Werner Enterprises, Inc., a publicly traded national trucking company, for over 25 years, most recently serving as Executive Vice President of Driver Resources from 2010 until December 2015, where he oversaw recruitment and other critical professional driver initiatives. In addition, Mr. Synowicki served as Chief Financial Officer, Chief Operating Officer, and Chief Information Officer at various times during his career with Werner. Mr. Synowicki has also served as a member of the Board of the American Trucking Associations and the Truckload Carriers Association. Mr. Synowicki is a Certified Public Accountant (inactive) and currently serves on the board of directors of Blue Cross Blue Shield — Nebraska, as Finance Committee Chairman and a member of the Audit Committee. The Board believes Mr. Synowicki provides financial and accounting expertise and valuable industry insight and perspective by virtue of his many years of leadership experience in the industry.
Richard Dozer (61)
Mr. Dozer has served on the board of directors of Swift since 2008. Mr. Dozer is the retired Chairman of GenSpring Family Office, a private wealth management firm in Phoenix, Arizona, where he served from 2008 until January 2013. Prior to this role, Mr. Dozer served in various roles at the Arizona Diamondbacks Major League Baseball team (President from 1995 to 2006) and the Phoenix Suns National Basketball Association team (Chief Operating Officer from 1987 to 1995). Early in his career, he was an audit manager with Arthur Andersen LLP. Mr. Dozer currently serves on the boards of directors of: Blue Cross Blue Shield of Arizona, a not-for-profit provider of health insurance and related services in Arizona, where he is Chairman of the Board; Viad Corporation, a publicly traded corporation that specializes in international live-event organizing and travel attractions, where he is Chairman of the Board; and Cole Office & Industrial REIT (CCIT II), Inc., a real estate investment trust. Mr. Dozer previously served on the board of directors of Apollo Education Group, Inc., a private education provider, from 2011 to 2017. Mr. Dozer holds a Bachelor of Science degree in business administration and accounting from the University of Arizona and is a former Certified Public Accountant. The selection of Mr. Dozer as a director was based, among other things, on Mr. Dozer’s audit and financial experience and his long-standing relationships within the business, political, and charitable communities.
David Vander Ploeg (59)
Mr. Vander Ploeg has served on the board of directors of Swift since 2009. He currently serves as President of Dutchman Advisors, LLC, a management consulting and private investment company.  Mr. Vander Ploeg is the retired Executive Vice President and CFO of School Specialty, Inc., a distributor of products, and curriculum solutions in the education marketplace, where he served from 2008 until December 2013. In January 2013, School Specialty filed for bankruptcy under Chapter 11 of the United States Bankruptcy Code. Prior to that role, Mr. Vander Ploeg spent 24 years at Schneider National, Inc., a provider of transportation and logistics services and was Executive Vice President and CFO from 2004 until his departure in 2007. Prior to joining Schneider, Mr. Vander Ploeg was a senior auditor for Arthur Andersen. Mr. Vander Ploeg currently serves on the boards of directors of Energy Bank, Inc., a designer and manufacturer of LED lighting, and Bellin Psychiatric Hospital. Mr. Vander Ploeg holds a Bachelor of Science degree in accounting and a Master’s degree in business administration from the University of Wisconsin–Oshkosh. Mr. Vander Ploeg’s qualifications to serve on our Board include his extensive experience in the transportation and logistics services industry and his past public company and finance and audit experience provide us with valuable insight on public company governance practices.

CONTINUING DIRECTORS—CLASS III DIRECTORS
Richard Lehmann (73)
Mr. Lehmann has served as a member of the board of directors of Knight since 2006. Mr. Lehmann has also served on the boards of Grandpoint Capital, Inc., a bank holding company, since December 2013, and Communities SouthWest, a real estate investment and development firm, since October 2015. Mr. Lehmann previously served as the Chairman of Biltmore Bank of Arizona, a commercial bank he founded, from 2003 to 2012, and on the board of directors of Cole Real Estate Income Strategy (Daily Nav), Inc., a company that holds commercial properties, from 2012 to 2015. Until 1999, Mr. Lehmann served as Vice Chairman of Banc One Corporation, when it acquired FCNBC, creating the fifth largest bank in the United States, with responsibility for all consumer banking and credit card operations. Mr. Lehmann’s previous positions include Chairman and CEO of Valley National Bank. Prior to that, Mr. Lehmann spent 20 years with Citigroup. Mr. Lehmann is presently a member of the board of directors of both the TGen Foundation, a non-profit that secures and stewards private support for biomedical discoveries, and Vereit Real Investment Fund, a REIT sponsored by Vereit, Inc. Mr. Lehmann brings to our Board strong leadership, finance, and global experience developed throughout his career in the banking industry.
Richard Kraemer (74)
Mr. Kraemer has served as a member of the board of directors of Knight since 2012. Mr. Kraemer currently serves as President of Chartwell Capital, Inc., a private investment company. From 1975 to 1996, Mr. Kraemer served as an officer of UDC Homes, Inc., a builder of single family homes, becoming a director and President in 1985 and CEO in 1994. Mr. Kraemer currently serves on the board of American Airlines Group as the Chairman of the Compensation and Human Resources Committee and previously served as a director for US Airways Group, Inc. from 2005 until their merger with American Airlines Group in December 2013. The Board believes that Mr. Kraemer is qualified to serve as a director based upon, among other things, his financial acumen, executive insight, and corporate governance, human resources, and labor relations knowledge.
Roberta Roberts Shank (51)
Ms. Roberts Shank was appointed to the board of directors of Knight in February 2016. Ms. Roberts Shank currently serves as the Chief Executive Officer, President, and director of Chas Roberts A/C and Plumbing, Arizona’s largest residential air conditioning installer, a position she has held since 2000. For her role at Chas Roberts, Ms. Roberts Shank was named the 2014 CEO of the Year by the ACE Awards, in addition to previously being named one of Arizona’s most dynamic women in business, winning the Greater Phoenix Chamber of Commerce Impact Award, and being a named a finalist for the Ernst & Young Entrepreneur of the Year award. Ms. Roberts Shank has also served on the Advisory Board of AMERCO, North America’s largest “do-it-yourself” moving and storage operator through its subsidiary, U-Haul International, Inc., since August 2017. In addition, Ms. Roberts Shank has served in multiple civic and community roles, including as the treasurer of the National Charity League for six years and currently serving on the board of directors for the Boys and Girls Club of Metro Phoenix and the City of Phoenix planning commission. The Board believes Ms. Roberts Shank’s extensive executive-level leadership and business experience through a variety of economic environments makes her a valuable asset for the Board and the Company.

Jerry Moyes (74)
Mr. Moyes was Swift’s CEO from 2007 until his retirement effective December 31, 2016. Mr. Moyes currently serves as a consultant to the Company with the title of Senior Advisor to the Executive Chairman and the Vice Chairman of the Company.  Between January 2017 and the date of the 2017 Merger, Mr. Moyes served as a consultant to Swift with the title of Founder and Chairman Emeritus. Mr. Moyes has been a director of Swift since 1966, was Chairman of the Board, President, and CEO of Swift from 1986 until 2005, and later became CEO of Swift again in 2007, when he took Swift private. Mr. Moyes holds complete or significant ownership interest in and serves as Chairman of SME Industries, a provider of structural steel fabrication and erection services, Southwest Premier Properties, a real estate holding company, and various commercial and residential real estate properties. Mr. Moyes previously held a majority ownership interest in, and served as Chairman of the Board of, Central Refrigerated and its subsidiaries until these entities were acquired by Swift in August 2013. Mr. Moyes was a member of the board of directors of the Phoenix Coyotes of the National Hockey League (“NHL”), from 2002 until 2009 and was the majority owner of the Phoenix Coyotes from 2006 until 2009, when the assets of the team were purchased by the NHL out of a bankruptcy filed in 2009. In 2010, the NHL filed a complaint against Mr. Moyes alleging, among other things, aiding and abetting breach of fiduciary duty arising out of the bankruptcy filing. Mr. Moyes has a history of leadership and involvement with the transportation and logistics industry, including having served as past Chairman and President of the Arizona Trucking Associations, board member and Vice President of the American Trucking Associations and a board member of the Truckload Carriers Association, and Mr. Moyes’ experience, comprehensive knowledge of the transportation and logistics services industry and extensive perspective of our day-to-day operations provides essential insight and guidance to our Board.

DIRECTOR COMPENSATION
We pay only non-employee directors for their services as directors. Directors who are also officers or employees of the Company are not eligible to receive any of the compensation described below. The compensation for non-employee directors following the 2017 Merger is as follows:
·	an annual retainer to each director of $130,000, payable up to $50,000 in cash and at least $80,000 in Class A common stock.
·	an annual leadership retainer of $20,000, paid in cash, to the lead independent director;
·	an annual retainer of $15,000, paid in cash, to the Audit Committee Chairperson;
·	an annual retainer of $10,000, paid in cash, to the Compensation Committee Chairperson;
·	an annual retainer of $7,500, paid in cash, to the Nominating and Corporate Governance Committee Chairperson;
·	an annual retainer of $6,000, paid in cash, to the Finance Committee Chairperson;
·	an annual retainer of $5,000, paid in cash, to the Merger Integration Committee Chairperson;
·	an annual retainer of $5,000, paid in cash, to each member of the Audit Committee;
·	an annual retainer of $5,000, paid in cash, to each member of the Compensation Committee;
·	an annual retainer of $5,000, paid in cash, to each member of the Nominating and Corporate Governance Committee;
·	an annual retainer of $5,000, paid in cash, to each member of the Finance Committee;
·	an annual retainer of $5,000, paid in cash, to each member of the Merger Integration Committee; and
·	reimbursement of expenses to attend Board and committee meetings.
No additional retainers are paid to the members or the Chairperson of the Executive Committee or to the Chairperson of the Merger Integration Committee. No other fees are paid for attendance at Board or committee meetings.
Prior to the 2017 Merger, Swift non-employee directors, except for Mr. Moyes, received an annual cash retainer of $75,000, paid on a quarterly basis, and an annual grant of restricted shares of Class A common stock equal to $100,000 ($125,000 for the Chairperson of Swift’s Board), which vests on the first anniversary of the grant date, subject to certain termination and forfeiture provisions, prorated for the partial year of service if such non-employee director resigned in connection with the 2017 Merger. In addition:
·	the Chairperson of Swift’s Board received an annual cash retainer of $75,000;
·	the Chairperson of Swift’s Audit Committee received an annual cash retainer of $20,000, and each member of Swift’s Audit Committee received an annual cash retainer of $10,000;
·	the Chairperson of Swift’s Compensation Committee received an annual cash retainer of $15,000, and each member of Swift’s Compensation Committee received an annual cash retainer of $7,500; and
·
the Chairperson of Swift’s Nominating and Corporate Governance Committee received an annual cash retainer of $10,000, and each member of Swift’s Nominating and Corporate Governance Committee received an annual cash retainer of $5,000.

Non-employee directors of Swift also received a fee ranging from $500 to $2,500, depending on the length of the meeting, for special meetings of Swift’s Board, and reimbursement of expenses to attend Swift’s Board and committee meetings.
The following table provides information for the fiscal year ended December 31, 2017, regarding all plan and non-plan compensation awarded to, earned by, or paid to, each person who served as a director for 2017. The table does not include compensation that Knight paid to former Knight directors prior to the 2017 Merger.
Name	Fees Earned or Paid in Cash ($)	Stock Awards Cash Value ($)(1)	All Other Compensation ($)	Total ($)
Glenn Brown(2)	113,806	99,990	—	213,796
Richard Dozer	249,862	124,988	—	374,850
Michael Garnreiter	14,063	—	—	14,063
David Jackson(3)	—	—	—	—
Gary Knight(3)	—	—	—	—
Kevin Knight(3)	—	—	—	—
Richard Kraemer	7,875	—	—	7,875
Richard Lehmann	14,625	—	—	14,625
Kathryn Munro	14,063	—	—	14,063
Jerry Moyes	—	—	2,400,000(4)	2,400,000
Roberta Roberts Shank	13,125	—	—	13,125
Robert Synowicki, Jr.	14,063	—	—	14,063
David Vander Ploeg	117,250	99,990	—	217,240
Former Directors
José Cárdenas(5)	80,667	99,990(5)	—	180,657
William Riley, III(5)	64,667	99,990(5)	—	164,657
(1)
The amounts shown reflect the aggregate grant date fair value of stock awards granted to non-employee directors during 2017, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“FASB ASC Topic 718”). The grant date fair value for restricted stock was measured based on the closing price of our common stock on the date of grant. Does not include equity grants issued by Knight prior to the 2017 Merger.
As of December 31, 2017, Mr. Brown had 3,001 restricted shares and no options outstanding, each of Messrs. Dozer and Vander Ploeg had 3,001 restricted shares and 2,880 unexercised and vested options, Mr. Moyes had 56,817 performance units, 106,494 unexercised and vested options, and 24,362 unexercisable and vested options, and Messrs. Garnreiter, Kraemer, Lehmann, Mses. Munro and Roberts Shank, and Messrs. Synowicki, Cárdenas, and Riley, had no restricted shares and no options outstanding.

(2)	Mr. Brown is not standing for re-election to the Board.
(3)	Employee directors do not receive any additional compensation for service as a director.
(4)
Represents consulting fees paid to Mr. Moyes pursuant to the Letter Agreement dated April 9, 2017, between Jerry Moyes and Swift Transportation Company. Mr. Moyes does not receive any additional compensation for his service as a director of the Company. See “Relationships and Related Party Transactions” for details regarding related party transactions with Mr. Moyes.

(5)
Messrs. Cárdenas and Riley resigned as directors of the Board effective upon the 2017 Merger. Of the 3,001 restricted shares granted to each of Messrs. Cárdenas and Riley, representing their equity retainers after giving effect to the Consolidation Ratio (as hereinafter defined), 879 restricted shares vested on the Merger Date and the remaining restricted shares were forfeited.

MANAGEMENT
EXECUTIVE OFFICERS
The following table sets forth the names, ages, and positions of our current executive officers. Biographies for our executive officers are also provided below, except for David Jackson and Kevin Knight, whose biographies are given under “Continuing Directors” and Gary Knight, whose biography is given under “Nominees for Director.”
Name	Age	Position
David Jackson	42	President and CEO
Adam Miller	38	CFO and Treasurer
Kevin Knight	61	Executive Chairman
Gary Knight	66	Vice Chairman
Tim Guin	53	Executive Vice President of Sales and Marketing of Swift
Todd Carlson	58	General Counsel and Secretary
Cary Flanagan	45	Chief Accounting Officer
Kevin Quast	52	Chief Operating Officer of Swift
James Updike, Jr.	45	Executive Vice President of Sales and Marketing of Knight
Kenneth Runnels	53	Executive Vice President of Fleet Operations of Swift
Adam Miller (38)
Mr. Miller joined Knight in 2002.  He was appointed as Knight’s CFO in May 2012 and has also served as the Secretary and Treasurer of Knight since 2011. Mr. Miller currently serves as the Company’s CFO and Treasurer. Prior to becoming CFO of Knight, Mr. Miller served as the Senior Vice President of Accounting and Finance from 2011 to May 2012 and as Controller of Knight Refrigerated, LLC, a subsidiary of Knight, from 2006 to 2011.  Prior to his appointment as Controller of Knight Refrigerated, LLC, Mr. Miller served since 2002 in several other accounting and finance positions at Knight. Mr. Miller earned his Bachelor’s degree in Accounting from Arizona State University and is a Certified Public Accountant.
Tim Guin (53)
Mr. Guin joined Swift in 1988 and served as Swift’s Executive Vice President of Sales and Marketing since May 2016.  He continues to serve as the Company’s Executive Vice President of Sales and Marketing. Prior to that, he served in several key customer-centric positions within Swift, including Vice-President of National Accounts and Vice-President of Eastern Region Sales. For a brief time away from Swift, Mr. Guin served as Vice President of Business Development in charge of Mergers and Acquisitions for U.S. Xpress Enterprises, Inc. (“U.S. Xpress”), a truckload carrier, from 2006 to 2010.  Mr. Guin later became President of Arnold Transportation, a truckload carrier, in 2010 where he served until 2011.  Mr. Guin earned his Bachelor’s degree in Political Science from Winthrop University.
Todd Carlson (58)
Mr. Carlson has served as our General Counsel and Secretary since September 2017. Prior to his current position, Mr. Carlson served as the General Counsel of Knight since 2007. Prior to joining Knight, Mr. Carlson was Vice President and Corporate Counsel at Swift from 1991 to 2007. Mr. Carlson received his Bachelor of Science degree in Accounting from the University of Nebraska and earned his Juris Doctor degree from the University of Nebraska College of Law. Mr. Carlson is admitted to practice law in the State of Arizona.
Cary Flanagan (45)
Mr. Flanagan has served as our Chief Accounting Officer since September 2017. Prior to his current position, Mr. Flanagan served as Swift’s Vice President and Corporate Controller from 2008 to September 2017 and as its Director of Financial Reporting at Swift from 2006 to 2008. Prior to joining Swift, Mr. Flanagan served in various accounting positions from 1994 to 2006, including as an Audit Manager with KPMG LLP (“KPMG”) from 2000 to 2004 and an Audit Senior at Perkins & Co. from 1996 to 2000. Mr. Flanagan earned his Bachelor’s degree in Accounting from the University of Puget Sound and is a Certified Public Accountant.

Kevin Quast (52)
Mr. Quast joined Knight in 1996. He served as Executive Vice President and Chief Operations Officer of Knight from 2011 until the 2017 Merger, and has served as the Chief Operating Officer of Swift since the 2017 Merger. Prior to his service as Executive Vice President and Chief Operations Officer of Knight, Mr. Quast served at Knight as the Business Unit Leader for the Southeast from 2010 to 2011. Prior to his appointment as Business Unit Leader for the Southeast, Mr. Quast served in several senior sales and operations positions at Knight in the Southeast region since 2001 and in various other operating departments since 1996. Mr. Quast earned his Bachelor’s degree in Mandarin Chinese and Asian Studies from Brigham Young University.
James Updike, Jr. (45)
Mr. Updike joined Knight in 1996. He has served as Executive Vice President of Sales and Marketing at Knight since 2011. Prior to his appointment as Executive Vice President of Sales and Marketing, Mr. Updike served as Vice President of Sales at Knight Refrigerated, LLC, a subsidiary of Knight, since 2006 and as General Manager beginning in 2008. Prior to joining Knight Refrigerated, LLC, Mr. Updike served in several sales management and operations positions at Knight since 1996. Mr. Updike earned his Bachelor’s degree in Marketing and Finance from Utah State University.
Kenneth Runnels (53)
Mr. Runnels currently serves as Swift’s Executive Vice President of Fleet Operations and has served as Executive Vice President, Fleet Operations of Swift Transportation Co. of Arizona, LLC, since 2011. Prior to that, Mr. Runnels served as Executive Vice President of Eastern Region Operations of Swift from 2007 to 2011. Mr. Runnels previously served as Vice President of Fleet Operations, Regional Vice-President and various operations management positions from 1983 to 2006 at Swift. From 2006 to 2007, Mr. Runnels was Vice President of Operations with U.S. Xpress.

COMPENSATION COMMITTEE REPORT
The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis included in this proxy statement. Based on its review and discussions with management, the Compensation Committee recommended to the Board, and the Board approved, that the Compensation Discussion and Analysis be included in this proxy statement and in the Company’s Annual Report to Stockholders for the fiscal year ended December 31, 2017.
This report is submitted by the Compensation Committee.
Kathryn Munro — Chairperson
Glenn Brown
Richard Kraemer
Roberta Roberts Shank
The foregoing Compensation Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference to any Company filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent the Company specifically incorporates this report.

EXECUTIVE COMPENSATION
COMPENSATION DISCUSSION AND ANALYSIS
Executive Summary
Our Compensation Committee, which is comprised solely of independent directors, oversees our executive compensation program and reviews and approves all compensation decisions relating to our executive officers. The Compensation Committee endeavors to provide a compensation program that attracts, motivates, and retains our executive officers, is competitive within our industry, and focuses executive management on Company performance and building value for our stockholders. Highlights of the executive compensation program following the 2017 Merger include:
✓ Conservative pay policy with target total named executive officer and director compensation positioned below the median of peer group
✓ Peer group designed to reflect companies we compete with for business and talent
✓ Direct link between pay and performance that aligns business strategies with stockholder value creation
✓ Appropriate balance between short- and long-term compensation that discourages short-term risk taking at the expense of long-term results
✓ Independent compensation consultant retained by the Compensation Committee to advise on executive compensation matters
✓ Independent Compensation Committee
✓ Clawback policy
✓ Anti-Pledging and Hedging Policy limiting the pledging and hedging of the Company’s securities by certain individuals
✓ No re-pricing or back-dating of stock options
✓ No dividends paid on unvested stock awards
✓ Robust director and key officer stock ownership guidelines
✓ No tax gross-up payments to cover personal income taxes relating to incentive compensation

Introduction
On the Merger Date, Knight and Swift combined to create Knight-Swift Transportation Holdings Inc. We refer to this transaction as the “2017 Merger.” Because Swift was the legal acquirer of Knight, the compensation of Swift executives for periods prior to and after the 2017 Merger is discussed and analyzed. The compensation of Knight executives is discussed and analyzed for periods subsequent to the 2017 Merger. Therefore, this CD&A primarily addresses legacy Swift executive compensation programs and the decisions made by the legacy Swift Compensation Committee, and, where necessary, legacy Knight executive compensation programs and the decisions made by the legacy Knight Compensation Committee. We also provide a discussion and analysis of the combined company executive compensation programs going forward, which reflect the decisions made by the combined company’s Compensation Committee.
The following individuals were our named executive officers for 2017:
Name	Position
David Jackson	President and CEO
Adam Miller	CFO
Kevin Knight	Executive Chairman
Gary Knight	Vice Chairman
Tim Guin	Executive Vice President of Sales and Marketing of Swift
Richard Stocking	Former President and Chief Executive Officer
Virginia Henkels	Former Executive Vice President and Chief Financial Officer
Mickey Dragash	Former Executive Vice President, General Counsel, and Secretary
Knight-Swift Compensation Program for 2018
Overview and Philosophy of Compensation
Our Compensation Committee has the responsibility to:
·	review and approve corporate goals and objectives relevant to the compensation of our CEO;
·	evaluate the performance of our CEO in light of those goals and objectives; and
·	determine and approve the compensation level of our CEO based upon that evaluation.
The Compensation Committee is also responsible for reviewing annually the compensation of our other executive officers and determining whether that compensation is reasonable under existing circumstances. In making these determinations, the Compensation Committee seeks to ensure that the compensation of our executive officers aligns their interests with the interests of our stockholders and the Company. The Compensation Committee reviews and approves all forms of incentive compensation, including cash bonuses, stock option grants, stock grants, restricted stock unit (“RSU”) grants, including performance-based restricted stock unit (“PRSU”) grants, and other forms of incentive compensation granted to our executive officers. The Compensation Committee considers the advice and recommendations of Echelon, our independent compensation consultant. Echelon provides analysis and recommendations regarding market pay data and competitive-position benchmarking, performance measures and goals, program structure, incentive and equity plan design, and the regulatory environment and Company policies as they relate to executive compensation. Echelon also reviews compensation goals and priorities with our CEO, our Executive Chairman, and our CFO as part of providing advice and recommendations for the Compensation Committee.
We believe that the quality, skills, and dedication of our executive officers are critical factors affecting our long-term value and success. Our primary executive compensation goals include attracting, motivating, and retaining qualified executive officers who create long-term value for our stockholders and focusing our executive officers on performance metrics and objectives consistent with sustained value creation. We seek to accomplish these goals by rewarding past performance, incenting future performance, and aligning our executive officers’ long-term interests with those of our stockholders. Our compensation program is designed to reward our executive officers for contributions to our financial success, creation of stockholder value, individual performance, and experience. In this proxy statement, references to “stockholder value” or “stockholder return” generally refer to the percentage increase in the value of our Company shares, together with dividends.
Our compensation philosophy is to provide overall compensation that:
·	is competitive with our peer group and primary competitors for talent;
·	attracts and retains talented executives and motivates those executives to achieve superior results;
·	aligns our executives’ interests with our corporate strategies, our business objectives, and the long-term interests of our stockholders; and
·	enhances our executives’ focus on and incentive to take actions that increase our stock price and maximize stockholder value over time without undue risk.

In addition, we strive to ensure that our compensation, particularly base salary, is consistent with our focus on controlling costs.
Elements of 2018 Executive Compensation
Following the 2017 Merger, with the advice and recommendations of Echelon, the combined company implemented a compensation program for 2018 with the following components:
Element	Form	Time Horizon	Primary Objectives and Link to Value Creation
Base Salary	Cash	Annual	Attract and retain our named executive officers with fixed cash compensation to provide stability that allows our named executive officers to focus their attention on business objectives

Annual Cash Bonus	Cash	Annual	Focus and motivate our named executive officers to achieve annual corporate financial and operating goals with opportunity for upside based on exceptional performance

Performance-Based Long-Term Incentives	PRSUs	Three-year performance period
Focus and motivate our named executive officers to achieve long-term corporate financial and operating goals and superior stockholder returns relative to our peer group

Encourage retention through additional time vesting once PRSUs are earned after three-year performance period

PRSUs comprise 60% of our long-term incentives

Time-Based Long-Term Incentives	RSUs	Ratable three-year vesting
Encourage long-term retention, further incent stockholder alignment, and provide incentive to increase the market value of our Class A common stock

Time-vested RSUs comprise 40% of our long-term incentives

Other Compensation	Other Benefits	N/A	Limited personal benefits such as 401(k) and vehicle allowance that are consistent with our peer companies

Each element of compensation for 2018 is discussed below.
Base Salary
In November 2017, the Compensation Committee approved the following base salaries for our continuing named executive officers, which remain effective for 2018:
Name	2018 Base Salary
David Jackson	$725,000
Adam Miller	$450,000
Kevin Knight	$900,000
Gary Knight	$400,000
Tim Guin	$300,000
Annual Cash Bonus
In February 2018, the Compensation Committee approved annual cash bonus performance targets and potentials under our Amended and Restated 2014 Omnibus Incentive Plan (the “Omnibus Plan”) for Messrs. Jackson, Miller, Kevin Knight, and Gary Knight. The performance targets for 2018 relate to adjusted operating income growth and adjusted trucking operating ratio, compared to 2017. Adjusted operating income is defined as consolidated total revenue, net of fuel surcharge, less consolidated total operating expenses, net of fuel surcharge. Adjusted operating income growth is calculated by taking 2018 adjusted operating income less 2017 adjusted operating income, divided by 2017 adjusted operating income. Due to Knight’s treatment as the accounting acquirer in the 2017 Merger, consolidated operating income for 2017 will not include Swift results prior to the Merger Date. The Compensation Committee took this into consideration when setting the adjusted operating income growth targets. Adjusted trucking operating ratio is the adjusted operating ratio (total trucking adjusted operating expenses, net of trucking fuel surcharge, divided by total trucking revenue, net of trucking fuel surcharge and intersegment transactions) for each of the Company’s trucking segments (Knight Trucking, Swift Truckload, Swift Dedicated, and Swift Refrigerated).  Both the adjusted operating income growth and adjusted trucking operating ratio goals may be adjusted by the Compensation Committee to omit the effects of extraordinary items, acquisitions or dispositions, unusual, one-time or non-recurring items, amortization of intangibles, cumulative effects of changes in accounting principles, and similar items or transactions. The Compensation Committee established a bonus potential for each of Messrs. Jackson and Kevin Knight at 100% of his respective year-end base salary, and each of Messrs. Miller and Gary Knight at 75% of his respective year-end base salary, based upon achievement of the performance targets for 2018. The threshold and maximum payout range and related performance goals for the 2018 cash bonus is summarized below:
2018 Cash Bonus Payout and Performance Target Range
% of Bonus Potential Earned	Adjusted Operating Income Growth	Adjusted Trucking Operating Ratio
20%	>0.0%	<96.0%
200%	>100.0%	<88.0%
Given the uncertainty and difficulty of integration following the 2017 Merger, the Compensation Committee viewed the 2018 performance targets as reflecting a range of performance that is achievable but uncertain, with the upper end of the range reflecting a significant accomplishment. With input from Echelon, the 2018 performance targets were reviewed and approved by the Compensation Committee after consultation with Messrs. Jackson, Miller, and Kevin Knight. The 2018 performance targets do not reflect any opinion or projection of management concerning adjusted operating income growth or adjusted trucking operating ratio expectations for the year. The Compensation Committee also created specific parameters for awarding bonuses for achievement of performance between the 2018 ranges set forth in the table above.
Performance-Based Long-Term Incentives
In November 2017, the Compensation Committee approved grants of PRSUs to the named executive officers under the Omnibus Plan. The PRSUs have a three-year performance period commencing January 1, 2018, and ending December 31, 2020.
The performance targets for the PRSUs relate to the compound annual growth rate in adjusted earnings per share (“Adjusted EPS CAGR”) and adjusted trucking operating ratio. The threshold and maximum payout range and related performance goals for the PRSUs are summarized below:
2018 PRSU Payout and Performance Range*
% of 2018 PRSU Grant Earned	Adjusted EPS CAGR	Adjusted Trucking Operating Ratio
20%	>0.0%	<95.0%
200%	>25.0%	<87.0%
* The number of PRSUs earned will be increased by 25% if the Company’s compound annual total stockholder return (“TSR”) exceeds the 75th percentile of the peer group over the performance period. Conversely, the number of PRSUs earned will be decreased by 25% if the Company’s TSR is below the 40th percentile of the peer group for the performance period.

Given the uncertainty and difficulty of integration following the 2017 Merger, the Compensation Committee viewed the 2018 PRSU performance targets as reflecting a range of performance that is achievable but uncertain, with the upper end of the range reflecting a significant accomplishment. The actual number of restricted shares earned pursuant to this grant, subject to the level of performance against the performance targets, will be determined following the conclusion of the performance period ending December 31, 2020, and any earned restricted shares will vest in January 2021. The TSR for the Company and for any peer will be determined by the annual compound growth rate between the average stock price of each company considered in the peer group for the 60 trading days prior to the grant date, and the average stock price of each company in the peer group for the final 60 trading days of the performance period, with dividends reinvested at the closing stock price of the applicable stock on the date the dividend is declared.
With input from Echelon, the PRSU performance targets were reviewed and approved by the Compensation Committee after consultation with Messrs. Jackson, Miller, and Kevin Knight. The PRSU performance targets do not reflect any opinion or projection of management concerning Adjusted EPS CAGR or adjusted trucking operating ratio expectations for the performance period. The Compensation Committee also created specific parameters for the number of PRSUs to be earned for the achievement of performance between the ranges set forth in the table above.
Based upon the closing price of our Class A common stock on the grant date of $38.65 per share, each of Messrs. Jackson, Miller, Kevin Knight, and Gary Knight were granted 23,286, 8,538, 46,572, and 6,986 PRSUs, respectively. Mr. Kevin Knight’s PRSUs will settle in cash upon vesting, while the PRSUs granted to the other named executive officers will be settled in shares of Company stock.
Time-Based Long-Term Incentives
In November 2017, the Compensation Committee approved grants of RSUs to the named executive officers under the Omnibus Plan. The RSUs vest ratably in three annual installments, beginning on January 31, 2019. In determining to grant time-based equity awards, the Compensation Committee considered, among other things, the important role of RSUs in encouraging long-term retention. Based upon the closing price of our Class A common stock on the grant date of $38.65 per share, each of Messrs. Jackson, Miller, Kevin Knight, Gary Knight, and Guin were granted 15,524, 5,692, 31,048, 4,657, and 2,846 RSUs, respectively. Mr. Kevin Knight’s RSUs will settle in cash upon vesting, while the RSUs granted to the other named executive officers will be settled in shares of Company stock.
Tax Deductibility Under Section 162(m)
Under Section 162(m) of the Code (“Section 162(m)”), the Company is generally prohibited from deducting certain forms of compensation in excess of $1 million paid to the CEO and the other “covered employees” as defined in Section 162(m). An exception to this $1 million deduction limitation was available with respect to compensation that qualified as “performance-based compensation” under Section 162(m), which required compliance with certain requirements set forth in Section 162(m) and the applicable regulations. As a result of new tax legislation that went into effect on December 22, 2017, this exception for performance-based compensation will not be available for taxable years beginning after December 31, 2017, subject to a special rule that "grandfathers" certain awards and arrangements that were in effect on or before November 2, 2017. To date, the Internal Revenue Service has not issued guidance interpreting the new tax legislation. While the Compensation Committee intended that certain incentive awards granted to our named executive officers on or prior to November 2, 2017 be deductible as "performance-based compensation," it cannot assure that result. The Compensation Committee took into consideration the potential impact of the new tax legislation when approving payout amounts for performance periods ending on December 31, 2017.

The Compensation Committee has believed that it was generally in the Company’s best interests to design compensation arrangements that were intended to satisfy the requirements for deductibility under Section 162(m). Accordingly, the Compensation Committee has taken appropriate actions, to the extent feasible, that were designed and intended to preserve the deductibility of annual incentive and long-term performance awards previously granted to its executive officers who are covered by Section 162(m). However, notwithstanding this general policy, the Compensation Committee also believes there may be circumstances in which the Company’s interests are best served by maintaining flexibility in the way compensation is provided, whether or not compensation is fully deductible under Section 162(m).
As a result of the new tax legislation, compensation paid in excess of $1 million to individuals who, following December 31, 2017, are subject to Section 162(m), is not expected to be deductible under Section 162(m) of the Code unless such compensation qualifies for transitionary relief. Therefore, certain compensation paid under our cash and equity plans originally designed with the intent that such amounts qualify as “performance-based compensation” may not be deductible in the future. Although the Compensation Committee will continue to analyze the impact that Section 162(m) and the potential lack of deduction associated with amounts paid in excess of the deduction limitation may have on the Company, the Compensation Committee continues to retain the flexibility to make decisions with respect to the Company’s compensation programs that are based on factors other than Section 162(m) and related tax consequences. This flexibility may include amending or modifying the design elements of our historical compensation programs to the extent those design elements were principally adopted in an effort to comply with Section 162(m).
Benchmarking Compensation
The Compensation Committee uses a peer group of companies to assess whether our compensation programs are competitive in structure and amount. Our executive compensation is not determined by any formula or ranking within the peer group. However, our total stockholder return compared to the peer group total stockholder return, does affect the payout percentage under our PRSUs.
The Compensation Committee, with the advice of Echelon, considers several criteria to determine our peer group from time to time, such as whether companies (i) are in the same or similar lines of business, (ii) compete for the same customers with similar products and services, (iii) have comparable financial characteristics that investors view similarly, (iv) consider us a peer, (v) would be considered our peer by proxy advisory services, and (vi) are within a reasonable range in terms of percentile rank with the Company for key financial metrics, such as revenue, EBITDA, total assets, return on assets, return on equity, return on capital, and market capitalization. In determining our peer group following the 2017 Merger, the Compensation Committee and Echelon focused particularly on companies we compete with for business and talent, and identified the following peer group: C.H. Robinson Worldwide, Inc.; Ryder System, Inc.; J.B. Hunt Transport Services, Inc.; Schneider National, Inc.; Hub Group, Inc.; Landstar System, Inc.; Old Dominion Freight Line, Inc.; Werner Enterprises, Inc.; Genesee & Wyoming Inc.; Saia, Inc.; Forward Air Corporation; Heartland Express, Inc.; XPO Logistics, Inc.; and Kansas City Southern.
The composition of our peer group may change over time based on market events such as mergers or other business combinations. Our independent compensation consultant and our Compensation Committee will periodically review our peer group to confirm it continues to be an appropriate benchmark for our compensation program.
Impact of the 2017 Merger on Compensation
Merger Bonuses
Following the successful completion of the 2017 Merger, in September 2017, the Compensation Committee awarded special cash acquisition bonuses to select legacy Knight employees, including certain named executive officers, who were particularly instrumental in identifying, negotiating, and consummating the 2017 Merger.   Prior to approving these bonuses, the Compensation Committee requested that Echelon conduct a study to determine the extent and typical magnitude of such bonuses.  Echelon’s research indicated that cash acquisition bonuses were awarded in approximately 25% of material mergers, and that such bonuses typically represented, in the aggregate, approximately 0.1% of the deal value.  Based partly on this information as well as its knowledge of the significant time and effort spent by certain named executive officers (Messrs. Kevin Knight and Gary Knight in particular) in successfully identifying, negotiating, and consummating the 2017 Merger, the Compensation Committee approved special acquisition bonuses for 21 employees, totaling approximately $3.7 million, which represented approximately 0.06% of the deal value of the 2017 Merger.  Of this amount, each of Messrs. Kevin Knight and Gary Knight were awarded $1 million, which together represented approximately 0.03% of deal value, and each of Messrs. Jackson and Miller were awarded $200,000.

In May 2017, Swift’s Compensation Committee approved retention bonuses to each of Mr. Stocking, Ms. Henkels, and Mr. Dragash of $35,000, $35,000, and $5,500, respectively.
In December 2017, the Company paid Mr. Guin a retention bonus of $25,000.
Impact on Stock-Based Compensation
Pursuant to the 2017 Merger, on the Merger Date:
·	each outstanding Swift stock option fully vested and was converted into a stock option to acquire the Company’s shares using a 0.72-for-one share consolidation ratio (the “Consolidation Ratio”);
·
each outstanding unvested Swift restricted stock award fully vested (except that the restricted stock awards granted to the legacy Swift directors in May 2017 that by their terms only partially vested, in the case of Messrs. Cárdenas and Riley, or did not vest, in the case of Messrs. Brown, Dozer, and Vander Ploeg) and was converted into the Company’s Class A common stock using the Consolidation Ratio;

·
each outstanding unvested Swift RSU fully vested (except for the awards granted in May 2017 that by their terms only partially vested, in the case of Mr. Stocking, Ms. Henkels, and Mr. Dragash, or did not vest, in the case of Mr. Guin) and was converted into the Company’s Class A common stock using the Consolidation Ratio;

·	each outstanding unvested Swift PRSU fully vested and was converted into the Company’s Class A common stock using the Consolidation Ratio;
·	each outstanding vested and unvested Knight stock option was assumed by the Company and automatically converted into a stock option to acquire an equal number of Company shares;
·	each outstanding vested and unvested Knight RSU was assumed by the Company and automatically converted into a restricted stock unit award of the Company; and
·	each outstanding and unvested Knight PRSU was assumed by the Company and automatically converted into a performance unit award of the Company.
Knight performance units granted prior to the 2017 Merger were accelerated on the Merger Date pursuant to the terms of the award agreements. On the Merger Date, Knight performance unit awards granted in 2014, 2015, and 2016 were accelerated, but only the performance measurement period for the 2014 award was complete allowing for the final award to be expensed and paid out. The performance period for the 2015 and 2016 awards ended December 31, 2017. The performance criteria were not met based on the performance period results ended December 31, 2017, and therefore, no expense was recorded, and no payout was made related to the 2015 or 2016 awards.
In connection with the 2017 Merger, the vesting of certain options, RSUs, and PRSUs granted prior to the 2017 Merger was accelerated for Messrs. Guin, Stocking, and Dragash and Ms. Henkels, in accordance with the terms of such awards. See “—Potential Payments upon Termination or Change-in-Control” below.

Separation Agreements
See “Potential Payments upon Termination or Change-in-Control” below for a discussion of payments made to Mr. Stocking, Ms. Henkels, and Mr. Dragash by reason of termination of employment by each such named executive officer as of the Merger Date.
Elements of Compensation for 2017
As described above, because Swift was the legal acquirer of Knight, the compensation of Swift executives for periods prior to and after the 2017 Merger is discussed and analyzed. The compensation of Knight executives is discussed and analyzed for periods subsequent to the 2017 Merger. Therefore, this CD&A primarily addresses legacy Swift programs and the decisions made by the legacy Swift Compensation Committee. Where necessary, we have also described legacy Knight programs and the decisions made by the legacy Knight Compensation Committee as well as the Compensation Committee of the combined company following the 2017 Merger.
The principal objectives of Swift’s compensation program in 2017 were to attract and retain talented executives, reward strong business results and performance, remain competitive within the transportation industry, and align the interests of executives with stockholders. Swift’s Compensation Committee annually reviewed its executive compensation program to assess industry competitiveness and alignment with stockholder value. In addition, Swift’s Compensation Committee considered the results of Swift’s annual advisory, non-binding vote on executive compensation. At Swift’s 2017 annual meeting of stockholders, Swift’s stockholders approved, on an advisory, non-binding basis, the compensation of Swift’s named executive officers (approximately 99% of votes cast). Accordingly, Swift’s Compensation Committee determined that its compensation policies and decisions with respect to its named executive officers were appropriate and in the best interests of Swift and its stockholders.
Swift’s Compensation Committee was responsible for reviewing and approving the compensation of Swift’s CEO and its other named executive officers, which was established based upon the scope of their responsibilities, experience, and individual and Swift performance, as well as compensation from recent prior employment, if applicable.
Swift’s CEO and President provided information to Swift’s Compensation Committee on Swift’s financial performance and performance of other named executive officers for consideration in determining the other named executive officers’ total compensation.
The legacy Swift Compensation Committee had retained Pearl Meyer since 2011 as its independent compensation consultant to provide research and consultation around executive compensation. In 2016, Pearl Meyer provided the legacy Swift Compensation Committee with an extensive report that reviewed and evaluated Swift's executive compensation program. Pearl Meyer's study indicated that Swift's target pay structure was generally positioned below the market 50th percentile and recommended adjustment to all compensation elements to restore competitiveness. The levels for the separate elements of Swift's 2017 compensation program were set based on the advice and recommendations provided by Pearl Meyer in its 2016 review and evaluation report.
In connection with its 2016 review and report, Pearl Meyer completed and prepared a competitive market analysis of the compensation of Swift’s executives to evaluate base salary, annual cash incentive awards, equity awards, and long-term incentives. The assessment involved the selection of a peer group for purposes of pay benchmarking, business performance comparison, and industry practices and trends to determine if relative pay and relative performance were directionally aligned. The peer group selected by Pearl Meyer in its 2016 review and report, which is the same peer group used for determining 2017 compensation for Swift, was: (i) J.B. Hunt Transport Services; (ii) C.H. Robinson Worldwide, Inc.; (iii) ArcBest Corporation; (iv) Old Dominion Freight Line, Inc.; (v) Hub Group, Inc.; (vi) Ryder System, Inc.; (vii) Werner Enterprises, Inc.; (viii) Landstar System, Inc.; (ix) Knight Transportation, Inc. (prior to the 2017 Merger); (x) YRC Worldwide Inc.; and (xi) Heartland Express, Inc.

In general, Swift’s 2017 compensation program consisted of the following elements:
·	base salary;
·	performance-based annual cash incentives; and
·	long-term equity incentives.
Primary benefits for Swift executives for 2017 included: (i) participation in Swift’s 401(k) and employee stock purchase plans; (ii) health, dental and vision plans; and (iii) various other insurance plans, including life and disability.
Base Salary
Swift’s Compensation Committee, with the assistance of Swift’s then-CEO, annually reviewed the base salary of each named executive officer. Annual salaries were based upon experience, scope and complexity of the position, responsibilities, peer group comparison, Swift’s performance for the fiscal year, and subjective evaluation of each executive’s contribution to Swift’s performance. For 2017, base salaries of named executive officers who were executives of Swift were set as follows: Mr. Guin, $300,000; Mr. Stocking, $650,000; Ms. Henkels, $400,000; and Mr. Dragash, $325,000.
Annual Cash Incentives
Swift’s compensation structure provided for annual performance incentives linked to Swift’s earnings as well as other financial objectives for the year and was intended to compensate Swift’s executive officers for achievement of key performance measures designed to enhance stockholder value.
For 2017, the target payout level under Swift’s cash-based short-term incentive plan (“STIP”) was expressed as a percentage of the executive’s base salary. An individual cash incentive award was subject to downward adjustment based on overall team performance, department performance, or individual performance. For 2017, target payout levels under the STIP were set as follows: 60% for Mr. Guin; 100% for Mr. Stocking; 75% for Ms. Henkels; and 60% for Mr. Dragash.
Swift’s Compensation Committee, with the assistance and input of management, set company-wide performance goals for the 2017 fiscal year that were approved by Swift’s Compensation Committee and Swift’s Board in February 2017. These goals were set to incentivize management to improve Swift’s profitability, thereby increasing long-term stockholder value. Swift’s attainment of a specified level of Adjusted EPS determined payout to the named executive officers.  Adjusted EPS was the only performance goal for 2017.
Swift selected Adjusted EPS to incentivize improvement in this single metric, which Swift’s Compensation Committee determined most aligned with stockholder interests. If Swift attained its Adjusted EPS goal for the year at target, then each of Swift’s named executive officers would receive a cash payout equal to his or her target payout level.  If Swift failed to attain the Adjusted EPS goal for the year, then each of Swift’s named executive officers would receive less than his or her target payout level or nothing at all, depending upon the level of attainment.  If Swift’s Adjusted EPS was achieved at the maximum level for 2017, then each of Swift’s named executed officers would earn 200% of his or her target payout level.
Adjusted EPS, a non-GAAP measure, was calculated as income (loss) before income taxes, the most comparable GAAP measure, adjusted for: (i) amortization of the intangibles from Swift’s 2007 going-private transactions; (ii) non-cash impairments; (iii) other special non-cash items; (iv) excludable transaction costs; (v) mark-to-market adjustments on Swift’s interest rate swaps, recognized in the income statement; (vi) amortization of previous losses recorded in accumulated other comprehensive income (loss) related to the interest rate swaps Swift terminated upon its IPO and refinancing transactions in December 2010; and (vi) severance expense, including cash and equity award impact, related to departure of certain executive leadership of Swift.  Swift subtracts income taxes at the GAAP effective tax rate as applied to adjusted income before income taxes. The resulted adjusted earnings is then divided by weighted average diluted shares outstanding.
Swift’s Adjusted EPS for 2017 determines the level of payout to each of Swift’s named executive officers under the 2017 STIP.  For example, if Adjusted EPS was attained at the target level ($1.29), Mr. Stocking would have been entitled to receive a payout under the 2017 STIP at 100% of target, or 100% of his base salary.  If Adjusted EPS was attained at the maximum level ($1.40), then Mr. Stocking would have been entitled to receive a payout under the 2017 STIP at 200% of target, or 200% of his base salary.

Name	Base Salary ($)	Target Cash Incentive Percentage	Amount of Cash Incentive at 100%Level of Attainment ($)
Tim Guin	300,000	60%	180,000
Richard Stocking	650,000	100%	650,000
Virginia Henkels	400,000	75%	300,000
Mickey R. Dragash	325,000	60%	195,000
For the 2017 STIP, Swift’s Compensation Committee approved the following Adjusted EPS goal in February 2017:
	Threshold	Target	Maximum
Percentage of Target Payout Level	30%	100%	200%
Adjusted EPS	$1.20	$1.29	$1.40
As defined, 2017 actual Adjusted EPS was below threshold level of payout, and accordingly, no bonuses were paid under the 2017 STIP.
In February 2018, in recognition of fourth quarter 2017 performance, the Company awarded a discretionary cash bonus to all bonus eligible employees, including Mr. Guin, who received a bonus payment of $45,000.
In February 2017, Knight’s Compensation Committee approved an annual cash bonus plan (the “Knight 2017 Cash Bonus Plan”) under the Knight Transportation, Inc. Amended and Restated 2015 Omnibus Incentive Plan (the “Knight Omnibus Plan”).  Under the Knight 2017 Cash Bonus Plan: (i) Mr. Jackson’s cash bonus potential was 100% of his then-current 2017 base salary of $550,000; (ii) Mr. Miller’s cash bonus potential was 80% of his then-current 2017 base salary of $275,000; (iii) Mr. Kevin Knight cash bonus potential was 100% of his then-current 2017 base salary of $590,000; and (iv) Mr. Gary Knight’s cash bonus potential was 30% of his then-current 2017 base salary of $227,500.  Under the Knight 2017 Cash Bonus Plan, threshold was set at 10% of the bonus potential, target was set at 75% of the bonus potential, and maximum was set at 120% of the bonus potential. The performance targets for 2017 related to return on net assets and the growth in net income compared with net income in 2016 (the "2017 Performance Targets"), as summarized in the table below:
2017 Cash Bonus Payout and Performance Target Range
% of Bonus Potential Earned	Minimum Net Income Growth	Minimum Return on Net Assets
10%	>-20%	<7%
120%	>4%	>9%
Return on net assets was defined as net income, expressed as a percentage of the average of total assets less intangible assets.  Given the challenging economic and freight environments and tight driver market at the date the targets were adopted, Knight’s Compensation Committee viewed the 2017 Performance Targets as reflecting a range of performance that is achievable but uncertain, with the upper end of the range reflecting a significant accomplishment. With input from Echelon, the 2017 Performance Targets were reviewed and approved by Knight’s Compensation Committee after consultation with Messrs. Jackson, Miller, and Kevin Knight.  As with the performance targets established in prior years, Knight’s Compensation Committee also created specific parameters for awarding bonuses within certain incremental ranges of achievement of the 2017 Performance Targets.
The Compensation Committee met in February 2018 to discuss and review the 2017 Performance Targets. The Compensation Committee reviewed the terms of the awards and the financial calculations and certified that both of the 2017 Performance Targets were met at the maximum level, indicating that each participant, including Messrs. Jackson, Miller, Kevin Knight and Gary Knight, earned a cash bonus of 120% of their respective cash bonus potential. After taking into consideration the impact of the new tax legislation passed in late 2017, the Compensation Committee awarded payouts under the Knight 2017 Cash Bonus Plan of $217,500 to Mr. Jackson, $108,000 to Mr. Miller, $270,000 to Mr. Kevin Knight, and $36,000 to Mr. Gary Knight.

Long-Term Incentive Plan (“LTIP”) for 2017
For the 2017 LTIP, Swift’s Compensation Committee approved awards of time-based RSUs to Swift’s named executive officers under Swift’s 2014 Omnibus Incentive Plan, to vest in equal installments on each of the first three anniversaries of the May 26, 2017, grant date. Mr. Guin, Mr. Stocking, Ms. Henkels, and Mr. Dragash received awards of 9,072, 33,808, 3,024, and 7,371 RSUs, respectively, after giving effect to the Consolidation Ratio. As a result of the qualifying termination of employment by each of Mr. Stocking, Ms. Henkels, and Mr. Dragrash on the Merger Date, a portion of such RSU awards became vested on the Merger Date, determined by multiplying the number of RSU awards granted by a fraction, the numerator of which was the number of completed days of his or her service following May 26, 2017 prior to his or her termination of employment, and the denominator of which was 1,095. Accordingly, on the Merger Date, 3,242 shares for Mr. Stocking, 290 shares for Ms. Henkels, and 707 shares for Mr. Dragash vested and the remaining shares were forfeited.

2017 SUMMARY COMPENSATION TABLE
The following table summarizes the compensation earned by our named executive officers in the fiscal years noted. For Messrs. Jackson, Miller, Kevin Knight, and Gary Knight, this information relates only to compensation paid by Knight-Swift during the period on and after the Merger Date (i.e. from September 8, 2017 until December 31, 2017), and does not include compensation that Knight paid prior to the 2017 Merger.
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)(1)	All Other Compensation ($)(2)	Total ($)
David Jackson President and CEO	2017	186,058	200,000	1,482,310(3)	—	217,500	410,231	2,496,099
Adam Miller CFO	2017	101,442	200,000	543,501(3)	—	108,000	256,712	1,209,655
Kevin Knight Executive Chairman	2017	211,346	1,000,000	2,964,618(3)	—	270,000	3,084,890	7,530,854
Gary Knight Vice Chairman	2017	86,596	1,000,000	444,693(3)	—	36,000	3,626	1,570,915
Tim Guin(4) EVP of Sales and Marketing of Swift	2017	293,269	70,000	410,009(5)	—	—	211,316	984,594
Former Officers (at fiscal year end)
Richard Stocking Former President and CEO	2017	462,500	35,000	1,118,031(6)	—	—	4,924,639	6,540,170
	2016	562,754	—	659,842	324,840	—	7,911	1,555,347
	2015	560,232	—	672,518	331,391	211,033	6,104	1,781,278
Virginia Henkels Former EVP and CFO	2017	278,037	35,000	100,004(6)	—	—	1,864,072	2,277,113
	2016	365,790	—	245,089	120,657	—	7,911	739,447
	2015	364,151	—	249,791	123,084	109,737	6,104	852,867
Mickey Dragash(7) Former EVP, General Counsel and Secretary	2017	226,442	5,500	243,759(6)	—	—	1,349,100	1,824,801
	2016	300,000	—	150,741	74,219	—	14,306	539,266

(1)
The amounts for a given year represent the amount earned in respect of that year under Knight’s or Swift’s short-term cash incentive plan, as applicable, notwithstanding the year in which it was paid. See “Compensation Discussion and Analysis—Elements of Compensation—Annual Cash Incentives” for further information.

(2)	Refer to the All Other Compensation table for more detailed information about compensation reported in this column.
(3)
These amounts represent the aggregate grant date fair value of time-vested RSUs and PRSUs granted on November 9, 2017. Messrs. Jackson, Miller, Kevin Knight, and Gary Knight received 15,524, 5,692, 31,048, and 4,657 time-vested RSUs and 23,286, 8,538, 46,572, and 6,986 PRSUs, respectively.  The fair value of the RSUs was computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“FASB ASC Topic 718”), which was $38.65 per share, the closing price of our Class A common stock on the grant date.  The fair value of the PRSUs was computed in accordance with FASB ASC Topic 718, which was $37.89 per share.  The amounts for the PRSUs reflect our accounting expense to be recognized over the vesting period of the PRSUs awarded, and do not necessarily correspond to the actual value that will be recognized by the named executive officers.  The number of shares ultimately issued pursuant to the PRSUs granted in 2017 varies depending upon the satisfaction of performance conditions and stockholder return conditions relative to our peer group identified in the grant.  The $37.89 per share grant date fair value reflects the probable outcome of the stockholder return conditions pursuant to the Monte Carlo Simulation Valuation model.  The stated grant date fair value for the PRSUs further assumes that the performance conditions will be achieved at the target level.  Assuming both the performance conditions and stockholder return conditions are achieved at the highest level, and using a per share grant date fair value equal to the closing price of our Class A common stock on the grant date ($38.65), the grant date fair value of the PRSUs would be $2,250,010, $824,984, $4,500,020, and $675,022 for Messrs. Jackson, Miller, Kevin Knight, and Gary Knight, respectively.  It would not be appropriate to use the $37.89 per share grant date fair value for purposes of this assumed maximum achievement of the PRSUs granted in 2017 because the $37.89 per share grant date fair value already accounts for the probable outcome of the stockholder return conditions under the Monte Carlo Simulation Valuation model.  For additional information on the valuation assumptions with respect to the grants, refer to Note 21, Stock-based Compensation, of our consolidated financial statements as provided in our Form 10-K for the year ended December 31, 2017, as filed with the SEC.

(4)	Although employed by Swift prior to 2017, Mr. Guin was not a named executive officer prior to 2017.
(5)
This amount represents the aggregate grant date fair value of 12,600 time-vested RSUs (9,072 shares after giving effect to the Consolidation Ratio) granted on May 26, 2017 and 2,846 time-vested RSUs granted on November 9, 2017. The fair value of the RSUs was computed in accordance with FASB ASC Topic 718, which was $23.81 per share ($33.07 per share after giving effect to the Consolidation Ratio) for the RSUs granted on May 26, 2017 and $38.65 per share for the RSUs granted on November 9, 2017, the respective closing price of our Class A common stock on each grant date.

(6)
This amount represents the aggregate grant date fair value of 46,955 time-vested RSUs granted to Mr. Stocking, 4,200 time-vested RSUs granted to Ms. Henkels, and 10,237 time-vested RSUs granted to Mr. Dragash on May 26, 2017 (33,808 shares, 3,024 shares, and 7,371 shares, respectively, after giving effect to the Consolidation Ratio). The fair value of the RSUs was computed accordance with FASB ASC Topic 718, which was $23.81 per share ($33.07 per share after giving effect to the Consolidation Ratio), the closing price of our Class A common stock on the grant date.

(7)	Although employed by Swift prior to 2016, Mr. Dragash was not a named executive officer prior to 2016.
All Other Compensation Table
Name	Year	Perquisites and Other Personal Benefits ($)(1)	Contributions to 401(k) Plan ($)(2)	Value of Accelerated Equity Awards ($)(3)	Severance Benefits ($)(4)	Total ($)
David Jackson	2017	3,692(5)	—	406,539(6)	—	410,231
Adam Miller	2017	2,625(5)	—	254,087	—	256,712
Kevin Knight	2017	36,050(7)	—	3,048,840(8)	—	3,084,890
Gary Knight	2017	3,626(5)	—	—	—	3,626
Tim Guin	2017	11,265(9)	—	200,051	—	211,316
Former Officers (at fiscal year end)
Richard Stocking	2017	1,818(10)	3,877	2,049,616	2,869,328	4,924,639
Virginia Henkels	2017	1,818(10)	3,877	761,287	1,097,090	1,864,072
Mickey Dragash	2017	1,818(10)	7,500	510,110	829,672	1,349,100

(1)
This column represents the total amount of perquisites and other personal benefits provided to the named executive officer.  Each perquisite and personal benefit is valued on the basis of the aggregate incremental cost to the Company.

(2)	Represents matching 401(k) plan contributions.
(3)
Reflects the value of equity awards that vested upon the change in control on the Merger Date. See “—Potential Payments Upon Termination or Change-In-Control—Actual Payments to Named Executive Officers in Connection with the 2017 Merger”. For Mr. Stocking, Ms. Henkels, and Mr. Dragash, this column does not include the acceleration of the equity grants made on May 26, 2017, as the grant date fair value of such awards is included in the “Stock Awards” column of the Summary Compensation Table.

(4)
Reflects severance benefits that were paid to or became payable to these named executive officers on the Merger Date. See “—Potential Payments Upon Termination or Change-In-Control—Actual Payments to Named Executive Officers in Connection with the 2017 Merger”.

(5)	For each of these named executive officers, the amount represents compensation for vehicle allowance.
(6)
Includes compensation of $304,904 that was deferred related to the vesting of 7,464 shares. The deferred shares will be paid in three equal annual installments on each of January 31, 2019, 2020, and 2021.

(7)
Of the total disclosed amount for Kevin Knight, $5,280 is attributable to his vehicle allowance and $30,770 is attributable to his air travel allowance.  The air travel allowance was computed based on the amount paid by the Company to Kevin Knight for such perquisite.

(8)	All compensation related to the vesting of these shares was deferred. The deferred shares will be delivered within six months of the date Mr. Kevin Knight’s employment terminates.
(9)	For Mr. Guin, the amount represents vehicle allowance, executive short-term disability insurance, and executive life insurance.
(10)	For each of these named executive officers, the amount represents executive short-term disability insurance and executive life insurance.

GRANTS OF PLAN-BASED AWARDS IN 2017
The following table provides estimated information about non-equity and equity plan-based awards that were granted to the named executive officers in 2017.  Except for awards under the Knight 2017 Cash Bonus Plan, for Messrs. Jackson, Miller, Kevin Knight, and Gary Knight, this information generally relates only to awards by Knight-Swift during the period on and after the Merger Date (i.e. from September 8, 2017 until December 31, 2017), and does not include awards by Knight prior to the 2017 Merger.
Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock and Option Awards ($)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
David Jackson	—	55,000	412,500	660,000	—	—	—	—	—
	11/09/17	—	—	—	3,493	23,286	58,215	—	882,307(3)
	11/09/17	—	—	—	—	—	—	15,524(4)	600,003(5)
Adam Miller	—	22,000	165,000	264,000	—	—	—	—	—
	11/09/17	—	—	—	1,281	8,538	21,345	—	323,505(3)
	11/09/17	—	—	—	—	—	—	5,692(4)	219,996(5)
Kevin Knight	—	59,000	442,500	708,000	—	—	—	—	—
	11/09/17	—	—	—	6,986	46,572	116,430	—	1,764,613(3)
	11/09/17	—	—	—	—	—	—	31,048(4)	1,200,005(5)
Gary Knight	—	6,825	51,188	81,900	—	—	—	—	—
	11/09/17	—	—	—	1,048	6,986	17,465	—	264,700(3)
	11/09/17	—	—	—	—	—	—	4,657(4)	179,993(5)
Tim Guin	—	54,000	180,000	360,000	—	—	—	—	—
	5/26/17	—	—	—	—	—	—	9,072(6)	300,011(7)
	11/09/17	—	—	—	—	—	—	2,846(4)	109,998(5)
Former Officers (at fiscal year end)
Richard Stocking	—	195,000	650,000	1,300,000	—	—	—	—	—
	5/26/17	—	—	—	—	—	—	33,808(6)	1,118,031(7)
Virginia Henkels	—	90,000	300,000	600,000	—	—	—	—	—
	5/26/17	—	—	—	—	—	—	3,024(6)	100,004(7)
Mickey Dragash	—	58,500	195,000	390,000	—	—	—	—	—
	5/26/17	—	—	—	—	—	—	7,371(6)	243,759(7)

(1)
Represents the range of potential cash payments under the annual performance bonuses that Messrs. Jackson, Miller, Kevin Knight, and Gary Knight could have earned under the Knight 2017 Cash Bonus Plan and that Mr. Guin, Mr. Stocking, Ms. Henkels, and Mr. Dragash could have earned under the 2017 STIP, as described under the heading “—Compensation Discussion and Analysis—Elements of Compensation for 2017—Annual Cash Incentives.” Awards under the Knight 2017 Cash Bonus Plan are included as they were paid by the Company following the 2017 Merger. For awards under the Knight 2017 Cash Bonus Plan, (i) Messrs. Jackson, Miller, Kevin Knight, and Gary Knight had bonus potentials of 100%, 80%, 100%, and 30% of base salary, respectively, (ii) threshold was set at 10% of the bonus potential, (iii) target was set at 75% of the bonus potential, and (iv) maximum was set at 120% of the bonus potential. Based on 2017 performance, Messrs. Jackson, Miller, Kevin Knight, and Gary Knight earned a cash bonus of 120% of their respective cash bonus potential. After taking into consideration the impact of the new tax legislation passed in late 2017, the Compensation Committee awarded payouts under the Knight 2017 Cash Bonus Plan of $217,500 to Mr. Jackson, $108,000 to Mr. Miller, $270,000 to Mr. Kevin Knight, and $36,000 to Mr. Gary Knight. For awards under the 2017 STIP, (i) Mr. Guin, Mr. Stocking, Ms. Henkels, and Mr. Dragash had bonus targets of 60%, 100%, 75%, and 60%, respectively, (ii) threshold was set at 30% of target, and (iii) maximum was set at 200% of target. Based on 2017 performance, no amount was earned under the 2017 STIP.

(2)
These columns represent the potential shares issuable in connection with 2017 PRSUs for each of Messrs. Jackson, Miller, Kevin Knight, and Gary Knight under the Omnibus Plan, for which target awards were approved by the Compensation Committee on November 6, 2017, as described under the heading “—Compensation Discussion and Analysis—Knight-Swift Compensation Program for 2018—Performance-Based Long-Term Incentives.” The threshold was set at 15% of target and maximum was set at 250% of target. The PRSUs were granted at target and will not be earned, and the actual number of PRSUs finally earned will not be finally determined, until the expiration of the three-year performance period on December 31, 2020. The number of shares ultimately earned will vest on January 31, 2021, subject to certain conditions set forth in the grant agreement.

(3)
The amount disclosed in this column represents the aggregate grant date fair value of the PRSUs granted in 2017 computed in accordance with FASB ASC Topic 718, which was $37.89 per share.  These amounts reflect our accounting expense to be recognized over the vesting period of the PRSUs granted in 2017, and do not necessarily correspond to the actual value that will be recognized by the named executive officer.  The number of shares ultimately issued pursuant to the PRSUs varies depending upon the satisfaction of performance conditions and stockholder return conditions relative to our peer group identified in the grant.  The $37.89 per share grant date fair value reflects the probable outcome of the stockholder return conditions pursuant to the Monte Carlo Simulation Valuation model.  The stated grant date fair value for the PRSUs further assumes that the performance conditions will be achieved at the target level.  The grant to Mr. Kevin Knight is to be settled in cash. For additional information on the valuation assumptions with respect to the grants, refer to Note 21, Stock-based Compensation and Employee Benefit Plans, of our consolidated financial statements as provided in our Form 10-K for the year ended December 31, 2017, as filed with the SEC.

(4)	Represents an award of RSUs under the Omnibus Plan. The RSUs vest in three installments as follows: 34% on January 31, 2019; 33% on January 31, 2020; and 33% on January 31, 2021.
(5)
The grant date fair value of the RSUs was computed in accordance with FASB ASC Topic 718, which was $38.65 per share, the closing price of our Class A common stock on the grant date. The grant to Mr. Kevin Knight is to be settled in cash.

(6)
Represents an award of RSUs under the Omnibus Plan prior to the 2017 Merger, after giving effect to the Consolidation Ratio. The RSUs were scheduled to vest in three equal annual installments over a three-year period beginning on May 26, 2018. For Mr. Stocking, Ms. Henkels, and Mr. Dragash, in accordance with the terms of their respective awards, 3,242 shares, 290 shares, and 707 shares vested, respectively, and the remaining shares were forfeited on the Merger Date.

(7)
The fair value of the RSUs was computed in accordance with FASB ASC Topic 718, which was $23.81 per share ($33.07 per share after giving effect to the Consolidation Ratio), the closing price of our Class A common stock on the grant date.

OUTSTANDING EQUITY AWARDS AT 2017 FISCAL YEAR-END
The following table provides information on the current equity holdings for each of the named executive officers. This table includes unexercised and unvested options and unvested RSUs and PRSUs as of December 31, 2017.  Each equity grant is shown separately for each named executive officer.
Name	Option Awards				Stock Awards
	Option Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Option Exercise Price ($)	Option Expiration Date	Stock Award Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
David Jackson	—	—	—	—	10/30/2009	21,150(2)	924,678	—	—
	—	—	—	—	02/28/2013	2,600(3)	113,672	—	—
	—	—	—	—	05/31/2017	17,991(4)	786,567	—	—
	—	—	—	—	11/09/2017	15,524(5)	678,709	—	—
	—	—	—	—	11/09/2017	—	—	23,286(6)	1,018,064
Adam Miller	—	—	—	—	10/30/2009	9,400(2)	410,968	—	—
	—	—	—	—	02/28/2013	1,600(3)	69,952	—	—
	—	—	—	—	05/31/2017	8,996(4)	393,305	—	—
	—	—	—	—	11/09/2017	5,692(5)	248,854	—	—
	—	—	—	—	11/09/2017	—	—	8,538(6)	373,281
Kevin Knight	05/22/2008	69,217(7)	17.29	05/21/2018	—	—	—	—	—
	—	—	—	—	10/30/2009	23,500(2)	1,027,420	—	—
	—	—	—	—	05/31/2017	11,244(4)	491,588	—	—
	—	—	—	—	11/09/2017	31,048(5)	1,357,419	—	—
	—	—	—	—	11/09/2017	—	—	46,572(6)	2,036,128
Gary Knight	05/22/2008	15,000(7)	17.29	05/21/2018	—	—	—	—	—
	—	—	—	—	10/30/2009	14,100(2)	616,452	—	—
	—	—	—	—	05/31/2017	2,999(4)	131,116	—	—
	—	—	—	—	11/09/2017	4,657(5)	203,604	—	—
	—	—	—	—	11/09/2017	—	—	6,986(6)	305,428
Tim Guin	05/21/2013	1,782(8)	23.85(8)	05/21/2023	—	—	—	—	—
	05/24/2016	4,102(8)(9)	21.55(8)	05/24/2026	—	—	—	—	—
	—	—	—	—	05/26/2017	9,072(10)	396,628	—	—
	—	—	—	—	11/09/2017	2,846(5)	124,427	—	—
Former Officers (at fiscal year end)
Richard Stocking	—	—	—	—	—	—	—	—	—
Virginia Henkels	05/20/2015	3,931(8)(9)	34.50(8)	09/08/2018	—	—	—	—	—
	05/24/2016	8,003(8)(9)	21.55(8)	09/08/2018	—	—	—	—	—
Mickey Dragash	05/24/2016	7,384(8)(9)	21.55(8)	09/08/2018	—	—	—	—	—

(1)
Market value of RSUs and PRSUs is calculated by multiplying the number of restricted shares that have not vested by the closing market price of our Class A common stock on December 29, 2017, which was $43.72 per share.

(2)
The RSUs were granted by Knight prior to the 2017 Merger. Pursuant to the 2017 Merger, the Company assumed the RSUs. Of the unvested RSUs, approximately 17% vested on January 31, 2018, approximately 17% will vest on January 31, 2019, approximately 15% will vest on January 31, 2020, and approximately 17% will vest on each of January 31, 2021, 2022, and 2023.

(3)	The RSUs were granted by Knight prior to the 2017 Merger. Pursuant to the 2017 Merger, the Company assumed the RSUs. The RSUs were subject to time-based vesting and vested on January 31, 2018.

(4)
The RSUs were granted by Knight prior to the 2017 Merger. Pursuant to the 2017 Merger, the Company assumed the RSUs. The RSUs vest 20% each year, commencing on May 31, 2018, until fully vested on May 31, 2022.

(5)	The RSUs vest in three installments as follows: 34% on January 31, 2019; 33% on January 31, 2020; and 33% on January 31, 2021. The grant to Mr. Kevin Knight is to be settled in cash.
(6)
The number of unvested PRSUs under the awards granted in 2017 reflects the target shares payable with respect to such awards in the event that certain performance targets and stockholder return conditions are met, which is based upon our performance for the three-year period starting January 1, 2018 and ending December 31, 2020 and SEC guidance, and does not reflect any opinion or projection of management concerning the ultimate level of satisfaction of such performance targets or stockholder return conditions for the performance period ending December 31, 2020. The number of shares ultimately issued pursuant to the PRSUs granted in 2017 varies depending upon the satisfaction of performance conditions and stockholder return conditions relative to our peer group. The actual number of PRSUs finally earned will not be determined until the expiration of the performance period on December 31, 2020. The shares ultimately earned will vest on January 31, 2021, subject to certain conditions set forth in the grant agreement.

(7)	The stock options were granted by Knight prior to the 2017 Merger. Pursuant to the 2017 Merger, the Company assumed the stock options.
(8)	The number of shares and exercise price have been adjusted to give effect to the Consolidation Ratio.
(9)	On the Merger Date, the unvested Swift options vested, in accordance with the terms of the grants. For Ms. Henkels and Mr. Dragash, the option expiration date was shortened to September 8, 2018.
(10)	The number of RSUs has been adjusted to give effect to the Consolidation Ratio. The RSUs vest in three equal installments over a three-year period beginning on May 26, 2018.

OPTION EXERCISES AND STOCK VESTED IN 2017
The following table sets forth information regarding the values realized by our named executive officers upon the exercising of stock options and vesting of RSUs during 2017, and such values reflect the total pre-tax value realized by each named executive officer. Share amounts for transactions prior to September 8, 2017 have been adjusted to give effect to the Consolidation Ratio. For Messrs. Jackson, Miller, Kevin Knight, and Gary Knight, this information relates only to PRSUs vested on and after the Merger Date (i.e. from September 8, 2017 until December 31, 2017), and does not include options exercised and RSUs and PRSUs vested prior to the 2017 Merger.
	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Acquired on Vesting ($)(2)
David Jackson	—	—	9,952(3)	406,539(3)
Adam Miller	—	—	6,220	254,087
Kevin Knight	—	—	74,635(4)	3,048,840(4)
Gary Knight	—	—	—	—
Tim Guin	—	—	5,049	194,769
Former Officers (at fiscal year end)
Richard Stocking	237,287	4,157,391	57,334	2,205,580
Virginia Henkels	108,992	1,749,554	20,380	781,860
Mickey Dragash	—	—	12,052	483,397

(1)
Calculated by subtracting the aggregate exercise price of the exercised options from the aggregate market value of the shares of Class A common stock acquired on the exercise dates. Market value was determined by using the actual sale prices of shares sold in open market transactions on the dates of the exercises.

(2)	Calculated by multiplying the aggregate number of shares vested by the closing market price of our Class A common stock on the dates the shares vested.
(3)
Includes compensation of $304,904 that was deferred related to the vesting of 7,464 shares. The deferred shares will be delivered in three equal annual installments on January 31, 2019, 2020, and 2021, respectively.

(4)	All compensation related to the vesting of these shares was deferred. The deferred shares will be delivered within six months of the date of Mr. Kevin Knight’s employment terminates.

NONQUALIFIED DEFERRED COMPENSATION
Name	Executive Contributions in Last FY ($)(1)	Registrant Contributions in Last FY ($)(2)	Aggregate Earnings in Last FY ($)(3)	Aggregate Withdrawals/ Distributions in Last FY ($)	Aggregate Balance at Last FYE ($)(1)
David Jackson	304,904	—	21,870	—	326,326
Adam Miller	—	—	—	—	—
Kevin Knight	3,048,840	—	218,681	—	3,263,042
Gary Knight	—	—	—	—	—
Tim Guin	—	—	—	—	—
Former Officers (at fiscal year end)
Richard Stocking	—	—	—	—	—
Virginia Henkels	71,723	—	122,796	—	665,352
Mickey Dragash	22,119	—	13,124	—	89,231
(1)
These amounts reflect compensation the named executive officers earned in our 2017 fiscal year that they have voluntarily deferred. For Mr. Jackson, the amount deferred represents deferral of 7,464 PRSUs that vested on the Merger Date to be delivered in three equal annual installments on January 31, 2019, 2020, and 2021. For Mr. Kevin Knight, the amount deferred represents deferral of 74,635 PRSUs that vested on the Merger Date, to be delivered within six months of the date of his employment terminates. All amounts deferred for Messrs. Jackson and Kevin Knight were included in the Option Exercises and Stock Vested table. The Company accrues for cash dividends on the deferred PRSUs in an amount equal to the amount of cash dividend each of Messrs. Jackson and Knight would have received had the deferred PRSUs been actual shares of our Class A common stock on the date of the cash dividend payment to stockholders. The accrued cash dividends will be paid to each of Messrs. Jackson and Kevin Knight when the underlying shares of our Class A common stock are distributed to each of Messrs. Jackson and Kevin Knight. For each of Ms. Henkels and Mr. Dragash, the amount deferred represents compensation deferred pursuant to the Company’s Deferred Compensation Plan (“DCP”) and all amounts reported as contributions in the last fiscal year are included as compensation in the “Salary” column of the Summary Compensation Table. In addition, for Ms. Henkels and Mr. Dragash, all of the amounts, exclusive of cumulative earnings/losses, reported in the aggregate balance at fiscal year end were reported as compensation to the named executive officer in Swift’s Summary Compensation Table in 2016 and prior years.

(2)	The Company does not provide matching contributions.
(3)
These amounts do not include any above-market or preferential earnings. Accordingly, these amounts are not reported in the Summary Compensation Table. For Messrs. Jackson and Kevin Knight, who deferred the receipt of 7,464 and 74,635 PRSUs, respectively, the earnings include the change in the closing price per share of our Class A common stock from the Merger Date ($40.85) and December 29, 2017 ($43.72), plus $0.06 of cash dividends per share declared in the fourth quarter of 2017. For Ms. Henkels and Mr. Dragash, the earnings are based upon the performance of the investment options within the DCP each of Ms. Henkels and Mr. Dragash selected.

The Company maintains DCP, which is a non-qualified deferred compensation plan, for executive officers and certain other employees allowing them the opportunity to defer future salary and/or bonus payments. Participants may elect to defer up to 75% of their future compensation, consisting of base salary and/or bonus. Amounts deferred under the DCP are credited with investment earnings and losses. The amounts are invested in one or more investment options as selected by the participants. The investment options offered currently include money market funds, bond funds, blended funds and stock funds. Participants are fully vested in all amounts deferred under the DCP at all times. Payment options include: (i) a lump sum; or (ii) annual installment payments over a specified period of time not to exceed ten years.  The DCP is intended to comply with Section 409A of the Internal Revenue Code which means, among other things, that payment to certain employees in connection with a separation from service may not be made until six months after separation.
Directors are not eligible to participate in the DCP. The participants’ accounts in the DCP are unfunded obligations of the Company and any life insurance policies, annuity contracts or other property held by the Company to assist it in satisfying its obligations to participants in the DCP will remain part of the general assets of the Company. For all purposes, participants in the DCP shall be treated as general unsecured creditors of the Company.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE-IN-CONTROL
Actual Payments to Named Executive Officers in Connection with the 2017 Merger
In connection with the 2017 Merger, the vesting of PRSUs granted prior to the 2017 Merger was accelerated for Messrs. Jackson, Miller, and Kevin Knight, in accordance with the terms of such awards. The table below reflects the acceleration of such PRSUs:
Name	PRSUs (#)(1)	PRSUs ($)
David Jackson	9,952	406,539
Adam Miller	6,220	254,087
Kevin Knight	74,635	3,048,840
(1)
Does not include PRSUs granted in 2015 and 2016 for which the time-based vesting requirement was satisfied on the Merger Date but were ultimately forfeited based upon failure to meet performance goals for the performance period ended December 31, 2017.

Mr. Gary Knight did not have any PRSUs granted prior to the 2017 Merger.
In connection with the 2017 Merger, the vesting of certain options, RSUs, and PRSUs granted prior to the 2017 Merger was accelerated for Messrs. Guin and Stocking, Ms. Henkels, and Mr. Dragash, in accordance with the terms of such awards. The table below reflects the acceleration of such awards:
	Option Awards		RSU Awards		PRSU Awards		Total Value of Accelerated Equity Awards
Name	(#)(1)	($)(2)	(#)(1)	($)(3)	(#)(1)	($)(3)	($)
Tim Guin	2,735	52,786	1,690	69,037	1,915	78,228	200,051
Richard Stocking	32,132	483,059	16,903	690,488	24,688	1,008,505	2,182,052
Virginia Henkels	11,934	179,420	5,364	219,119	9,170	374,595	773,134
Mickey Dragash	4,924	95,033	7,421	303,148	3,447	140,810	538,991
(1)	The number of shares has been adjusted to give effect to the Consolidation Ratio.
(2)
Calculated by subtracting the aggregate exercise price of the accelerated options from the aggregate market value of the shares of Class A common stock on the Merger Date, based on the closing market price of our Class A common stock on the Merger Date ($40.85).

(3)	Calculated by multiplying the aggregate number of shares vested by the closing market price of our Class A common stock on the Merger Date ($40.85).
In addition, in accordance with the Executive Severance Protection Agreements between each of Mr. Stocking, Ms. Henkels, and Mr. Dragash and Swift (each, a "Severance Agreement", and collectively, the "Severance Agreements"), certain compensation and benefits were paid or became payable to Mr. Stocking, Ms. Henkels, and Mr. Dragash by reason of each such named executive officer’s termination of employment for “good reason” (as defined in each Severance Agreement) on the Merger Date. The Severance Agreement with each of Mr. Stocking, Ms. Henkels, and Mr. Dragash provided for the following severance benefits:
·
a cash payment, payable in equal installments on each payroll date for 18 months (24 months in the case of Mr. Stocking) following the Merger Date, in an aggregate amount equal to 1.5 times (2.0 times in the case of Mr. Stocking) the sum of the named executive officer’s (x) annual rate of base salary (“Base Salary Severance”) and (y) target bonus opportunity under the 2017 STIP (“Annual Cash Bonus Severance”);

·
a bonus payable under the 2017 STIP to the extent an incentive award would have been payable to the executive under the terms of the 2017 STIP but for the named executive officer’s separation of employment, prorated based on the number of days the named executive officer was employed during the performance period compared to the total days in the performance period (“Pro Rata Bonus”);

·	earned and accrued, but unused paid time off and sick days (“PTO and Sick Pay”); and
·
a lump sum payment equal to (x) the difference between the monthly COBRA premium payable by the named executive officer (and his or her dependents, if applicable) and the monthly premium payable by active employees for similar coverage under Swift’s group medical and dental plans, multiplied by (y) 18 (“COBRA Benefits”).

The table below reflects the compensation and benefits that were paid or became payable to each of Mr. Stocking, Ms. Henkels, and Mr. Dragash in accordance with his or her respective Severance Agreement:
Name	Base Salary Severance ($)	Annual Cash Bonus Severance ($)	Pro Rata Bonus ($)	PTO and Sick Pay ($)	COBRA Benefits ($)	Total Severance Benefits ($)
Richard Stocking	1,300,000	1,300,000	—	250,000	19,328	2,869,328
Virginia Henkels	600,000	450,000	—	36,923	10,167	1,097,090
Mickey Dragash	487,500	292,500	—	42,916	6,756	829,672
Payment of severance benefits to each of Mr. Stocking, Ms. Henkels, and Mr. Dragash was subject to the named executive officer’s execution and delivery of a customary release and waiver of claims attached to the applicable agreement. The Severance Agreements also provide for customary restrictive covenants, including confidentiality and 12-month non-competition and non-solicitation of employees and customers.
Potential Payments to Continuing Named Executive Officers Upon Termination or Change-In-Control
Certain outstanding RSUs and PRSUs that remain outstanding after the 2017 Merger granted to Messrs. Jackson, Miller, Kevin Knight, Gary Knight, and Guin may become subject to immediate vesting upon the occurrence of certain circumstances in which there is a "Change of Control," or the recipient dies or becomes disabled, notwithstanding that such RSUs and PRSUs may not have otherwise been fully vested.  The estimated value of RSUs and PRSUs that would have vested for Messrs. Jackson, Miller, Kevin Knight, Gary Knight, and Guin as of December 31, 2017, under the acceleration scenarios described above is set forth in the table below.  The value was calculated by multiplying the closing market price of our Class A common stock on December 29, 2017 ($43.72 per share), by the number of shares underlying accelerated awards.  For additional information on the number of currently unvested RSUs and PRSUs that may immediately vest in the event of a change in control, please refer to “Outstanding Equity Awards at Year-End.”
Name/Event	Value of Accelerated RSUs ($)	Value of Accelerated PRSUs ($)	Total ($)
David Jackson
Change of Control	—	1,018,064	1,018,064
Death/Disability	2,503,626	1,018,064	3,521,690
Adam Miller
Change of Control	—	373,281	373,281
Death/Disability	1,123,079	373,281	1,496,360
Kevin Knight
Change of Control	—	2,036,128	2,036,128
Death/Disability	2,876,427	2,036,128	4,912,555
Gary Knight
Change of Control	—	305,428	305,428
Death/Disability	951,172	305,428	1,256,600
Tim Guin
Change of Control	396,628	—	396,628
Death/Disability	124,472	—	124,472

We have entered into a severance agreement with Mr. Guin that provides for the following severance benefits in the event of his termination of employment by the Company without “cause” or by him for “good reason” (each as defined in the agreement):
·	a cash payment, payable in equal installments on each payroll date for 12 months following the separation date, in an aggregate amount equal to his annual rate of base salary;
·	earned and accrued, but unused paid time off and sick days;
·
a lump sum payment equal to (x) the difference between the monthly COBRA premium payable by him (and his dependents, if applicable) and the monthly premium payable by active employees for similar coverage under the Company’s group medical and dental plans, multiplied by (y) 12; and

·	any outstanding RSUs held by him on the separation date that are scheduled to vest during the 12-month period following the separation date will immediately vest.
Assuming a termination by the Company without “cause,” or by Mr. Guin for “good reason,” occurred on December 31, 2017, under Mr. Guin’s severance agreement based on the closing market price of our Class A common stock on December 29, 2017 ($43.72 per share), the total value of the severance benefits for Mr. Guin would be approximately $459,786, consisting of cash payments of approximately $327,577 and total value of accelerated equity of $132,209.
Payment of severance benefits to Mr. Guin is subject to his execution and delivery of a customary release and waiver of claims. Mr. Guin’s severance agreement does not subject him to any restrictive covenants.

PAY RATIO DISCLOSURE
We provide fair and equitable compensation to our employees through a combination of competitive base pay, incentives, retirement plans, and other benefits. We are disclosing the following pay ratio and supporting information, which compares the annual total compensation of our median employee and the annual total compensation of Mr. Jackson, our CEO, as required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act.
The pay ratio is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K. The SEC rules for identifying the median employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices. As such, the pay ratio reported by other companies may not be comparable to the pay ratio reported below, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates, and assumptions in calculating their own pay ratios.
To determine the pay ratio, we took the following steps:
·
We determined that as of December 31, 2017 (the “Determination Date”), our employee population consisted of approximately 24,222 individuals, all located in the United States (the “Employee Population”). We selected the Determination Date because it was a recent date for which employee census information is readily available. The Employee Population consists of our full-time, part-time, temporary, and seasonal employees.

·
In accordance with the "de minimis" exemption provided in Item 402(u) of Regulation S-K, we excluded from the Employee Population all 1,178 of our non-U.S. employees (one employee in Canada and 1,177 employees in Mexico) working for us on December 31, 2017, representing approximately 4.6% of our total U.S. and non-U.S. workforce. We employed approximately 25,400 employees as of December 31, 2017, including U.S. and non-U.S. employees.

·
To identify the median employee, we started with the salary paid to each employee in the Employee Population during calendar year 2017. We annualized the salary for each permanent full-time and part-time employee in the Employee Population that worked less than the full year. We then added in incentive payments, the grant date fair value of equity awards, the value of accelerated equity awards, and company matching benefits to our 401(k) plan, as applicable for each employee in the Employee Population.

Once we identified our median employee, we calculated such employee’s annual total compensation for 2017 in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, resulting in that employee’s annual total compensation of $46,718. The median employee’s annual total compensation includes salary, as well as incentive payments. The median employee did not receive equity awards, company matching contributions to our 401(k) plan, or health or other fringe benefits. Median employee compensation reflects that, as of December 31, 2017, approximately 5.7% of our employees were student drivers, which had the effect of lowering our median employee compensation.
We had two individuals in the role of CEO during 2017. We elected to use the compensation of Mr. Jackson, the active CEO as of December 31, 2017, for purposes of determining the CEO pay ratio. Mr. Jackson became CEO on the Merger Date. In determining Mr. Jackson’s compensation, we adjusted the compensation reported in the Summary Compensation Table to reflect his compensation as if he were CEO for the full calendar year, by (i) increasing his salary and perquisites and other personal benefits as if he were CEO effective January 1, 2017 ($417,783), (ii) including the grant date fair value of a time-based equity award Mr. Jackson received for Knight prior to the 2017 Merger ($600,000), and (iii) including 401(k) contibutions and accrued dividends paid on vested RSUs prior to the 2017 Merger ($13,451). For purposes of calculating the CEO Pay Ratio, this resulted in total annual compensation of $3,527,333 for the CEO, as opposed to the amount shown in the Summary Compensation Table of $2,496,099. The 2017 Merger had the effect of raising our CEO compensation due to, among other things, accelerated vesting of certain equity awards and a special bonus in respect of the 2017 Merger.

For 2017, our last completed fiscal year:
·	The annual total compensation of our median employee was $46,718; and
·
The annual total compensation of our CEO, as reported in the Summary Compensation Table included in this proxy statement, was $2,496,099. The annualized annual total compensation for our CEO was $3,527,333.

Based on this information, the ratio of the annualized annual total compensation of our CEO to the annual total compensation of our median employee was 76 to 1. Excluding the impact of the accelerated vesting of certain equity awards and a special bonus, in each case, in connection with the 2017 Merger, the ratio of the annualized annual total compensation of our CEO to the annual total compensation of our median employee would have been 63 to 1, which we believe is more representative of a typical CEO pay year.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth, as of March 27, 2018, the number and percentage of outstanding shares of our Class A common stock beneficially owned by each person known by us to beneficially own more than 5% of such stock, by our named executive officers and our directors, and by all of our directors and executive officers as a group.  Share information for BlackRock, Inc., Wellington Management Group LLP (and related entities), and The Vanguard Group is based on Schedule 13Gs and 13G/As filed by these entities, as further described in the applicable footnotes.  We had outstanding 178,289,925 shares of Class A common stock as of March 27, 2018.
Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership(2)	Percent of Class(2)
Named executive officers and directors
David Jackson(3)	26,977	*
Adam Miller(4)	22,876	*
Kevin Knight(5)	2,831,409	1.6%
Gary Knight(6)	4,863,937	2.7%
Tim Guin(7)	14,580	*
Glenn Brown(8)(9)	36,616	*
Richard Dozer(10)	17,843	*
Michael Garnreiter(11)	9,498	*
Richard Kraemer(12)	17,061	*
Richard Lehmann(13)	18,255	*
Jerry Moyes(14)	41,044,764	23.0%
Kathryn Munro(15)	18,082	*
Roberta Roberts Shank(16)	3,598	*
Robert Synowicki, Jr.(17)	6,512	*
David Vander Ploeg(18)	21,496	*
Richard Stocking**(19)	62,582	*
Virginia Henkels**(20)	17,231	*
Mickey Dragash**(21)	17,467	*
All current directors and executive officers as a group (20 persons)(22)	49,112,044	27.5%
Other 5% stockholders – Moyes affiliated holdings
Moyes Parties to Stockholders Agreement(23)	41,836,764	23.5%
M Capital Group Investors II, LLC(24)	18,873,395	10.6%
Other unaffiliated third-party holdings
BlackRock, Inc.(25)	14,341,294	8.0%
Wellington Management Group LLP(26) Wellington Group Holdings LLP(26) Wellington Investment Advisors Holdings LLP(26) Wellington Management Company LLP(26)	17,916,334	10.0%
The Vanguard Group(27)	11,202,077	6.3%
* Represents less than 1.0% of the outstanding Class A common stock.
**The individual was a named executive officer in 2017; however, his or her employment was terminated before March 27, 2018.
(1)
The address of each named executive officer, executive officer, and director, is 20002 North 19th Avenue, Phoenix, Arizona 85027.  The address for the Moyes Parties to the Moyes Stockholders Agreement and M Capital Group Investors II, LLC is 2710 E. Old Tower Road, Phoenix, Arizona 85034.  The address for BlackRock is 55 East 52nd Street, New York, New York 10055.  The address for Wellington Management Group LLP, Wellington Group Holdings LLP, and Wellington Investment Advisors Holdings LLP is 280 Congress Street, Boston, Massachusetts 02210.  The address for The Vanguard Group is 100 Vanguard Blvd., Malvern, Pennsylvania 19355.

(2)
In accordance with applicable rules under the Exchange Act, the number of shares indicated as beneficially owned by a person includes shares of Class A common stock and (a) underlying options that are currently exercisable or will be exercisable within 60 days from March 27, 2018, and (b) unvested RSUs that are scheduled to vest within 60 days from March 27, 2018.  Shares of Class A common stock underlying stock options that are currently exercisable or will be exercisable within 60 days from March 27, 2018 and unvested RSUs that are scheduled to vest within 60 days of March 27, 2018, are deemed to be outstanding for purposes of computing the percentage ownership of the person holding such options and/or unvested RSUs, and the percentage ownership of any group of which the holder is a member, but are not deemed outstanding for purposes of computing the percentage ownership of any other person.

(3)	Comprised of 26,977 shares held directly by David Jackson.
(4)	Comprised of 22,876 shares held directly by Adam Miller.
(5)
Includes: (a) 2,759,878 shares beneficially owned by Kevin Knight over which he and his wife, Sydney Knight, exercise sole voting and investment power pursuant to a revocable living trust; (b) 2,314 shares beneficially owned by Kevin Knight; and (c) 69,217 shares covered by stock options granted to Kevin Knight that are currently exercisable or that will become exercisable within 60 days.  Kevin Knight has pledged as security 1,500,000 of the shares that he beneficially owns.

(6)
Includes: (a) 4,508,825 shares beneficially owned by Gary Knight over which he exercises sole voting and investment power as a trustee under a revocable trust agreement; (b) 340,112 shares beneficially owned by Gary Knight; and (c) 15,000 shares covered by a stock option granted to Gary Knight that is currently exercisable or that will become exercisable within 60 days.  Gary Knight has pledged as security 1,509,476 of the shares that he beneficially owns.

(7)
Includes: (a) 5,672 shares held directly by Tim Guin, (b) 5,884 shares covered by stock options granted to Tim Guin that are currently exercisable or that will become exercisable within 60 days, and (c) 3,024 shares underlying unvested RSUs granted to Tim Guin that are scheduled to vest within 60 days.

(8)	Comprised of 36,616 shares held directly by Glenn Brown.
(9)	Mr. Brown is not standing for re-election to the Board.
(10)
Includes: (a) 14,963 shares held directly by Richard Dozer and (b) 2,880 shares covered by stock options granted to Richard Dozer that are currently exercisable or that will become exercisable within 60 days.

(11)	Comprised of 9,498 shares held directly by Michael Garnreiter.
(12)
Includes: (a) 12,061 shares held directly by Richard Kraemer and (b) 5,000 shares beneficially owned by Richard Kraemer over which he exercises sole voting and dispositive power as the sole director of the general partner of a partnership holding the shares.

(13)	Comprised of 18,255 shares held directly by Richard Lehmann.
(14)
Includes (a) 22,654 shares held by Mr. Moyes and his wife, Vickie Moyes, as community property under the laws of the State of Arizona and over which they share voting and dipositive power; (b) 130,856 shares underlying unexercised stock options that are exercisable within 60 days of March 27, 2018; (c) 7,420,308 shares held by Cactus Holding Company, LLC (“Cactus I”), over which Mr. and Mrs. Moyes have sole voting and dispositive power, and all of which have been pledged as security; (d) 3,072,469 shares held by Cactus Holding Company II, LLC (“Cactus II”), over which Mr. and Mrs. Moyes have sole voting and dispositive power, and of which 2,973,678 have been pledged as security; (e) 4,868,208 shares which Cactus II has the right to acquire within 60 days of March 27, 2018 pursuant to a sale and repurchase agreement; (f) 6,656,874 shares held by M Capital Group Investors, LLC (“M Capital I”), over which Mr. and Mrs. Moyes have sole voting and dispositive power; and (g) 18,873,395 shares held by M Capital Group Investors II, LLC (“M Capital II”), over which Mr. and Mrs. Moyes have sole voting and dispositive power, and of which 18,715,692 have been pledged as security.  Mr. and Mrs. Moyes disclaim beneficial ownership of the shares held by M Capital I and M Capital II except to the extent of their pecuniary interest therein.

(15)	Comprised of 18,082 shares held directly by Kathryn Munro.
(16)	Comprised of 3,598 shares held directly by Roberta Roberts Shanks.
(17)	Comprised of 6,512 shares held directly by Robert Synowicki, Jr.
(18)
Includes: (a) 18,616 shares held directly by David Vander Ploeg and (b) 2,880 shares covered by stock options granted to David Vander Ploeg that are currently exercisable or that will become exercisable within 60 days.

(19)	Comprised of 62,582 shares held directly by Richard Stocking.
(20)	Comprised of 17,231 shares held directly by Virginia Henkels.
(21)
Includes: (a) 10,083 shares held directly by Mickey Dragash and (b) 7,384 shares covered by stock options granted to Mickey Dragash that are currently exercisable or that will become exercisable within 60 days.

(22)	Includes 14,180 shares pledged as security by one of our executive officers.
(23)
Includes (a) shares held by Mr. and Mrs. Moyes, Cactus I, Cactus II, M Capital I, M Capital II, (b) 396,000 shares held by Michael Moyes, of which 360,000 have been pledged as security, and (c) 396,000 shares held by Lyndee Moyes, of which 360,000 have been pledged as security.  These persons and the Company are party to that certain Moyes Stockholders Agreement dated as of April 9, 2017.  As a result, these persons may deemed to be a “group” under Section 13 of the Exchange Act.  These shares include 41,044,764 shares listed as beneficially owned by Mr. Moyes above.

(24)
Mr. and Mrs. Moyes have sole voting and dispositive power over these shares.  These shares are also included in the beneficial ownership of Mr. Moyes above.  Mr. and Mrs. Moyes disclaim beneficial ownership of these shares except to the extent of their pecuniary interest therein.  18,715,692 of these shares have been pledged as security.

(25)
As reported on Schedule 13G filed with the SEC on January 25, 2018, which indicates that BlackRock, Inc. has sole voting power over 13,682,910 shares and sole dispositive power over 14,341,294 shares.  It has shared voting power and shared dispositive power over no shares.

(26)
As reported on Schedule 13G/A filed with the SEC on February 8, 2018, which indicates that (a) Wellington Management Group LLP, Wellington Group Holdings LLP, and Wellington Investment Advisors Holdings LLP have shared voting power over 11,932,487 shares, shared dispositive power over 17,916,334 shares, and sole voting and sole dispositive power over no shares; and (b) Wellington Management Company LLP has shared voting power over 9,364,289 shares, shared dispositive power over 13,747,597 shares, and sole voting and sole dispositive power over no shares.

(27)
As reported on Schedule 13G/A filed with the SEC on February 9, 2018, which indicates that The Vanguard Group has sole voting power over 275,760 shares and sole dispositive power over 10,905,701 shares.  It has shared voting power over 25,216 shares and shared dispositive power over 296,376 shares.

PROPOSAL NO. 2:
ADVISORY, NON-BINDING VOTE TO APPROVE EXECUTIVE COMPENSATION
The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, (“Dodd-Frank Act”) enables our stockholders to approve, on an advisory, and non-binding basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with SEC rules. Accordingly, we are providing a vote on the resolution set forth below as required by the Dodd-Frank Act and Section 14A of the Securities Exchange Act of 1934.
As discussed in our CD&A, the principal objectives of our executive compensation program is to attract, retain, and motivate talented executives by rewarding strong business results and performance. This is done through the alignment of the executive’s interests with stockholder interests. The objectives are based on the certain core principles that we explain in greater detail in the CD&A section of this proxy statement.
We are asking our stockholders to indicate their support for our named executive officers’ compensation as described in this proxy statement. This proposal, commonly known as a “say on pay” proposal, gives you as a stockholder the opportunity to express your views regarding our 2017 executive compensation policies and practices for named executive officers. At the upcoming 2019 annual meeting of stockholders, we will again hold an advisory, non-binding vote to approve the compensation of our named executive officers. The vote is not intended to address any specific item of compensation but rather the overall compensation of our named executive officers and the policies and practices described in this proxy statement. Accordingly, we ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:
RESOLVED, that the stockholders of Knight-Swift Transportation Holdings Inc. approve, on an advisory and non-binding basis, the compensation paid to the named executive officers as disclosed pursuant to Item 402 of SEC Regulation S-K in the Compensation Discussion and Analysis, compensation tables and related narrative discussion in the Company’s proxy statement for the 2018 Annual Meeting of Stockholders.
Although this is an advisory vote that will not be binding on the Compensation Committee, or the Board, the Compensation Committee will carefully review the results of the vote.
THE BOARD OF DIRECTORS UNANIMOUSLY
RECOMMENDS A VOTE
FOR
PROPOSAL TWO

PROPOSALS NO. 3, 4, and 5:
PROPOSED AMENDMENTS TO OUR CERTIFICATE OF INCORPORATION AND BY-LAWS
Background and Summary
The Board has approved, and is asking our stockholders to approve, amendments to our Certificate of Incorporation and by-laws:
·
Proposal 3—to eliminate from our Certificate of Incorporation (i) the Company’s authority to re-issue shares of multiple-vote Class B common stock that were previously held by the Moyes Stockholders before the 2017 Merger and (ii) the terms and provisions associated with the Class B common stock (Annex A);

·
Proposal 4—to eliminate from our Certificate of Incorporation legacy provisions that require a majority vote of our stockholders, excluding the Moyes Stockholders, to approve certain corporate actions (Annex B); and

·	Proposal 5—to eliminate from our by-laws legacy provisions that require a majority vote of our stockholders, excluding the Moyes Stockholders, to amend certain provisions of our by-laws (Annex C).
Proposal No. 3: Amendments to Our Certificate of Incorporation to Eliminate Certain Provisions Relating to Class B Common Stock
At Swift’s 2010 IPO its certificate of incorporation was amended to authorize Swift to issue two classes of common stock: Class A common stock, which entitled its holders to one vote per share, and Class B common stock that could be held only by the Moyes Stockholders and entitled them to two votes per share.  Immediately after the IPO, the Moyes Stockholders owned approximately 47.2% of Swift’s outstanding shares but, because they held multiple-vote Class B shares, held approximately 64.1% of Swift’s voting power.
As a result of the 2017 Merger, the Company’s name was changed from Swift to Knight-Swift Transportation Holdings Inc. and all outstanding Class B shares of Swift were reclassified as single-vote Class A shares of the Company, eliminating the Company’s dual-class stock structure.  In addition, the Class A shares were the subject of a reverse stock-split under which each Class A share was consolidated into 0.72 Class A shares.
The Board has approved, and recommends that stockholders approve, amendments to the Company’s Certificate of Incorporation to eliminate the Company’s authority to re-issue the Class B shares and the provisions of the Certificate of Incorporation associated with the Class B shares. Proposal 3 seeks stockholder approval for these amendments, which are set forth on Annex A hereto.
Proposal No. 4: Amendments to Our Certificate of Incorporation to Eliminate Legacy Provisions Regarding Approval of Certain Corporate Actions
Under the Moyes Stockholders Agreement between the Company and certain of the Moyes Stockholders entered into in connection with the 2017 Merger, the Company agreed to use its reasonable best efforts to submit to our stockholders, at the first annual meeting after the closing of the 2017 Merger, amendments to its Certificate of Incorporation and by-laws to eliminate provisions that require the majority vote of our stockholders, other than the Moyes Stockholders, in order to approve certain corporate acts and to solicit proxies in favor of the approval of those amendments by our stockholders.  The provisions to be eliminated are legacy provisions that were intended to protect Swift minority stockholders from the Moyes Stockholders’ former super-majority voting power.
Due to the 2017 Merger (including the reclassification of the Moyes Stockholders’ multi-vote Class B shares into single-vote Class A shares), the Moyes Stockholders beneficially own approximately 23.4% of the outstanding shares of the Company as of March 27, 2018.

The Moyes Stockholders Agreement between the Company and certain of the Moyes Stockholders limits the voting power of such Moyes Stockholders.  Among other things, such Moyes Stockholders have agreed that if their collective voting power exceeds 12.5%, the shares representing the excess will be voted (other than with respect to any stockholder vote taken to approve a sale of the Company), as directed by a majority vote of a committee initially consisting of Jerry Moyes, Kevin Knight, Executive Chairman of the Company, and Gary Knight, Vice Chairman of the Company, with each committee member entitled to appoint his respective successor, subject to the approval of certain directors of the Company. For any stockholder vote taken to approve a sale of the Company, the Moyes Stockholders may vote all of their shares in their discretion.  In addition, under, and subject to the Moyes Stockholders Agreement, Mr. Moyes has the right to designate up to two individuals (one of whom must be an independent director and both of whom must be approved by the Board) for election or appointment as a director.  The number of designees Mr. Moyes may designate is reduced to one when the applicable Moyes Stockholders’ beneficial ownership of Company shares falls below 12.5%.  Mr. Moyes is not entitled to designate any individuals as directors if the applicable Moyes Stockholders’ beneficial ownership falls below 5%.
The Moyes Stockholders Agreement also contains a standstill provision that provides for so long as the applicable Moyes Stockholders’ beneficial ownership of Company shares is equal to or exceeds 5%, such Moyes Stockholders may not, among other things, (i) increase the percentage of the shares of the Company they beneficially own by more than two percentage points above their ownership level, as of the completion of the 2017 Merger, which at the time was approximately 24%, (ii) effect or seek any merger, takeover, consolidation, business combination, recapitalization, restructuring, liquidation, dissolution, or other extraordinary transaction with or involving the Company or any of our subsidiaries, (iii) make, or in any way participate in, any solicitation of proxies to vote any Company shares or to take stockholder action by written consent, (iv) commence litigation against the Company or any of our subsidiaries (other than with respect to contracts and director and officer indemnification rights), or (v) publicly disparage the Company.  See “Security Ownership of Certain Beneficial Owners and Management,” including footnote 23 to the table appearing in such section, for a description of the Moyes Stockholders who are parties to the Moyes Stockholders Agreement.
In light of the foregoing, the Board has approved, and recommends that stockholders approve, the amendments to our Certificate of Incorporation to eliminate the following legacy provisions:
1.
A provision requiring a majority vote of our stockholders, excluding the Moyes Stockholders, for any merger or consolidation or sale of substantially all of our assets to any of the Moyes Stockholders (Article Fourth, (c)(2)c. of our Certificate of Incorporation);

2.
A provision mandating that, so long as the Moyes Stockholders hold in excess of 20% of the total voting power, the Company may not enter into any contract or transaction with any Moyes Stockholder that is not approved by either (i) at least 75% of the independent directors, including the Chairman of the Board, if independent, or otherwise our lead independent director, or (ii) a majority vote of our stockholders, excluding the Moyes Stockholders (Article Sixth of our Certificate of Incorporation); and

3.
A provision requiring a majority vote of our stockholders, excluding the Moyes Stockholders, to amend certain provisions of the Certificate of Incorporation, including the provisions described in paragraphs 1. and 2. immediately above (Article Fourth, (c)(2)c. of our Certificate of Incorporation).

Proposal 4 seeks stockholder approval of these amendments to our Certificate of Incorporation, which are set forth on Annex B hereto.
Proposal No. 5: Amendments to Our By-Laws to Eliminate Legacy Provisions Regarding Amendment of Certain Provisions of Our By-Laws
The Board has also approved, and recommends that stockholders approve an amendment to Article IX, Section 1 of our by-laws eliminating a legacy provision requiring a majority vote of our stockholders, excluding the Moyes Stockholders, in order to permit the Board to amend the following provisions of our by-laws:
i.
A provision requiring that (x) at least two-thirds of our directors shall consist of persons who are not employees of the Company, or of any subsidiary of the Company, (y) provided that there shall not be at any time more than two directors who are employees of the Company (Article III, Section 1(d) of our by-laws); A provision requiring that if the director serving as Chairman of the Board is an independent director (a director who is both independent under the governance standards of the New York Stock Exchange and is not a Moyes Stockholder) then such director, or if the Chairman of the Board is not an independent director (as so defined), then the director serving as the Company’s lead independent director, may only be removed as a director with a majority vote of our stockholders, excluding the Moyes Stockholders (Article III, Section 6 of our by-laws);

ii.
A provision requiring that any contract or transaction with any Moyes Stockholder shall be subject to the provisions of the Certificate of Incorporation described in Proposal 3, paragraph 2. above (the last sentence of Article III, Section 12 of our by-laws);

iii.
A provision prohibiting the Chairman of the Board from serving as the Chief Executive Officer or other employee of the Company; if the CEO is a Moyes Stockholder, the Chairman of the Board must be an independent director (as described above); and the Chairman of the Board, if an independent director, may be removed from his office as Chairman only with the affirmative vote of a majority of the independent directors and only for the following reasons: gross negligence or willful misconduct with respect to the Company, breach of a fiduciary duty to the Company and its stockholders, or a determination by a majority of the independent directors that the Chairman is not fulfilling his or her responsibilities in a manner that is in the best interests of the Company and its stockholder (Article III, Section 13 of our by-laws);

iv.
A provision requiring that (x) if the Board appoints as Chairman a director who is not an independent director, then the Board must appoint an independent director to be the lead independent director; and (y) the lead independent director may be removed from his office as lead independent director only with the affirmative vote of a majority of the independent directors and only for the following reasons: gross negligence or willful misconduct with respect to the Company, breach of a fiduciary duty to the Company and its stockholders, or a determination by a majority of the independent directors that the lead independent director is not fulfilling his or her responsibilities in a manner that is in the best interests of the Company and its stockholders (Article III, Section 14 of our by-laws);

v.	A provision setting out the officers of the Company (Article IV, Section 1 of our by-laws);
vi.	A provision (x) setting out the duties of the CEO and (y) mandating that if the Chairman is a Moyes Stockholder, the CEO may not be a Moyes Stockholder (Article IV, Section 4 of our by-laws); and
vii.	The amendment provision (Article IX, Section 1 of our by-laws).
Proposal 5 seeks stockholder approval to amend Article IX, Section 1 of our by-laws to eliminate the legacy provision requiring a majority vote of our stockholders, excluding the Moyes Stockholders, to amend any of the foregoing provisions. Annex C hereto indicates the proviso in Article IX, Section 1, proposed to be amended, as well as the foregoing provisions. The proposed deletion to Article IX, Section 1 is shown in strikethrough in Annex C. The other provisions noted above are shaded grey in Annex C.
If Proposal 5 is approved by stockholders, under our Certificate of Incorporation, the Board will have the ability, without stockholder approval, to amend each of the foregoing provisions.  In that regard, it is the intention of the Board to amend the by-laws to eliminate the provisions described above under Proposal 4 i.(y), ii., iii., iv.(y), v., vi.(y), and vii.  The Board has no intention to eliminate the provisions in the by-laws described above under i.(x), iv.(x), or vi.(x) (other than the elimination of the proviso described in this Proposal 5).  Particularly, the Board intends to retain the provisions requiring that at least two-thirds of the directors shall consist of persons who are not employees of the Company or of any subsidiary of the Company and that if the Board appoints as Chairman a director who is not an independent director, then the Board must appoint an independent director to be the lead independent director.

This summary does not purport to be complete and is subject to and qualified in its entirety by reference to the full texts of the proposed amendments attached as Annexes A, B, and C, in which we have shown the proposed amendments with deletions indicated by strikeouts and additions indicated by underlining.
Required Votes and Board Recommendation
Proposal 3
The approval of Proposal 3 requires the affirmative vote of the holders of a majority of Class A common stock.  Shares of common stock represented by proper, timely received and unrevoked proxies will be voted in accordance with the instructions indicated thereon. In the absence of specific instructions, proper, timely received, and unrevoked proxies will be voted “FOR” the proposal.  Abstentions, “broker non-votes” and shares not present in person or by proxy at the Annual Meeting will have the same effect as votes against the proposal.
Proposal 4
The approval of Proposal 4 requires both (i) the affirmative vote of the holders of a majority of Class A common stock, excluding the Moyes Stockholders, as required by our Certificate of Incorporation, and (ii) the affirmative vote of the holders of a majority of Class A common stock (including the Moyes Stockholders), as required by law.  Shares of Class A common stock represented by proper, timely received and unrevoked proxies will be voted in accordance with the instructions indicated thereon.  In the absence of specific instructions, proper, timely received, and unrevoked proxies will be voted “FOR” the proposal.  Abstentions, “broker non-votes” and shares not present in person or by proxy at the Annual Meeting will have the same effect as votes against the proposal.
Proposal 5
The approval of Proposal 5 requires the affirmative vote of the holders of a majority of Class A common stock, excluding the Moyes Stockholders.  Shares of Class A common stock represented by proper, timely received and unrevoked proxies will be voted in accordance with the instructions indicated thereon.  In the absence of specific instructions, proper, timely received, and unrevoked proxies will be voted “FOR” the proposal.  Abstentions, “broker non-votes,” and shares not present in person or by proxy at the Annual Meeting will have the same effect as votes against the proposal.
THE BOARD OF DIRECTORS UNANIMOUSLY
RECOMMENDS A VOTE
FOR
PROPOSALS THREE, FOUR, AND FIVE

PROPOSAL NO. 6:
RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2018
Appointment of Independent Registered Public Accounting Firm
GT audited the Company’s annual financial statements for the fiscal year ended December 31, 2017. The Audit Committee has appointed GT to be our independent registered public accounting firm for the fiscal year ending December 31, 2018. The stockholders are asked to ratify this appointment at the Annual Meeting. Representatives of GT will be present at the meeting to respond to appropriate questions and will be given the opportunity to make a statement if they so desire.
Change in Independent Registered Public Accounting Firm
Prior to the 2017 Merger, GT was the independent registered public accounting firm of Knight and KPMG was the independent registered accounting firm of Swift.
As previously reported on our Current Report on Form 8-K filed with the SEC on September 11, 2017, KPMG was dismissed on September 8, 2017, and Grant Thornton was engaged by the Company as principal accountants. The decision to change accountants was approved by the Audit Committee.
During Swift’s fiscal years ended December 31, 2016 and 2015, and the subsequent interim period through September 8, 2017, there were no (i) disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or audit scope or procedure, which disagreements, if not resolved to KPMG’s satisfaction, would have caused KPMG to make reference in connection with their opinion to the subject matter of the disagreement, or (ii) reportable events.
The audit reports of KPMG on the consolidated financial statements of Swift as of and for each of the two fiscal years ended December 31, 2016 and 2015 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. The audit reports of KPMG on the effectiveness of internal control over financial reporting of Swift as of December 31, 2016 and 2015 did not contain adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.
The Company provided KPMG with a copy of the foregoing disclosures, as set forth in the Company’ Current Report on Form 8-K filed with the SEC on September 11, 2017. A copy of KPMG’s letter, dated September 11, 2017, regarding its agreement with the foregoing statements, was attached as Exhibit 16.1 to such Form 8-K.
During Swift’s fiscal years ended December 31, 2016 and 2015, and the subsequent interim period through September 8, 2017, Swift did not consult with GT regarding any of the matters or events set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.
Policies Regarding Independent Auditor
The Audit Committee is directly responsible for the appointment, compensation, and oversight of the independent registered public accounting firm. The Audit Committee pre-approves all audit services and non-audit services to be provided to Swift by its independent registered public accounting firm. The Audit Committee may delegate pre-approval authority to one or more of its members. The member(s) to whom such authority is delegated must report, for informational purposes only, the pre-approval decisions to the Audit Committee at its next scheduled meeting.
The Audit Committee may pre-approve for up to one year in advance the provision of particular types of permissible routine and recurring audit-related, tax, and other non-audit services. The Audit Committee must be informed about each such service that is actually provided, with reasonable detail, so that it may approve any expenses. In cases where a service is not covered by one of those approvals, the service must be specifically preapproved by the Audit Committee or a delegated member thereof.

Each audit or non-audit service that is approved by the Audit Committee will be reflected in a written engagement letter specifying the services to be performed and the cost of such services. This approval will be signed by either a member of the Audit Committee or by an officer of the Company authorized by the Audit Committee to sign on behalf of the Company.
The Audit Committee will not approve any prohibited, non-audit service or any non-audit service that individually, or in the aggregate, may impair the independence of the independent registered public accounting firm. Even if the appointment is ratified, the Audit Committee, in its sole discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and its stockholders.
Vote Required For Ratification
The Audit Committee is responsible for selecting our independent registered public accounting firm. Accordingly, stockholder approval is not required to appoint GT as our independent registered public accounting firm for fiscal year 2018. However, the Board believes that submitting the appointment of GT to the stockholders for ratification is a matter of good corporate governance. If the stockholders do not ratify the appointment, the Audit Committee will review its future selection of the independent registered public accounting firm.
THE BOARD OF DIRECTORS UNANIMOUSLY
RECOMMENDS A VOTE
FOR
PROPOSAL SIX

AUDIT COMMITTEE REPORT
The Audit Committee assists the Board in its oversight of our financial reporting process. The Audit Committee’s responsibilities are more fully described in its charter available at www.knight-swift.com.
Management has the primary responsibility for the financial statements and the financial reporting process including internal control over financial reporting. Our independent registered public accounting firm is responsible for performing an audit of our consolidated financial statements and expressing an opinion on the fair presentation of those financial statements in conformity with United States generally accepted accounting principles. The independent registered public accounting firm also is responsible for performing an audit of, and expressing an opinion on, the effectiveness of our internal control over financial reporting.
In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management the audited consolidated financial statements for the fiscal year ended December 31, 2017, including a discussion of, among other things:
·	the acceptability and quality of the accounting principles;
·	the reasonableness of significant accounting judgments and critical accounting policies and estimates;
·	the clarity of disclosures in the financial statements; and
·	the adequacy and effectiveness of our financial reporting procedures, disclosure controls and procedures, and internal control over financial reporting.
The Audit Committee discussed with the independent registered public accounting firm: (i) the audited consolidated financial statements for the fiscal year ended December 31, 2017; (ii) the firm’s judgments as to the acceptability and quality of our accounting principles; and (iii) other matters as are required to be discussed with the Audit Committee under the standards of the Public Company Accounting Oversight Board (the “PCAOB”), including those matters required to be discussed by Accounting Standards No. 1301.
In addition, the Audit Committee received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the firm’s communications with the Audit Committee concerning independence and discussed with the independent registered public accounting firm the firm’s independence.
The Audit Committee discussed with our internal audit department and the Company’s independent registered public accounting firm the overall scope and plans for their respective audits. The Audit Committee meets with the internal auditor and the independent registered public accounting firm, with and without management present, to discuss: the results of their examinations; their evaluations of our internal controls; and the overall quality of our financial reporting.
In reliance on the reviews and discussions referred to above, and the receipt of an unqualified opinion from GT dated March 1, 2018, with respect to the consolidated financial statements of the Company as of and for the fiscal year ended December 31, 2017, the Audit Committee recommended to the Board, and the Board approved, that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2017.
The Audit Committee regularly reviews with the General Counsel and internal audit any complaints received pursuant to the Company’s Code of Business Conduct and Ethics (the “Code of Conduct”) and the Audit Committee Complaint Review Policy and Procedure (the “Complaint Review Policy”) and is responsible for: (i) overseeing compliance with the Code of Conduct and Complaint Review Policy; and (ii) reviewing any investigations that were conducted with respect to the Code of Conduct and the Complaint Review Policy.
This report is submitted by the Audit Committee.
Michael Garnreiter — Chairperson
Richard Dozer
David Vander Ploeg
Robert Synowicki
The foregoing report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any Company filing under the Securities Act or the Exchange Act, except to the extent the Company specifically incorporates this report.

AUDIT AND NON-AUDIT FEES
The following table sets forth the fees for fiscal years 2017 and 2016 billed by the Company’s independent registered public accounting firm, Grant Thornton, after the 2017 Merger, and Swift’s independent registered public accounting firm, KPMG, prior to the 2017 Merger.

	Grant Thornton	KPMG
	2017	2017(5)	2016
Audit Fees(1)	$1,671,953	$492,400	$1,779,000
Audit-Related Fees(2)	—	673,005	—
Tax Fees(3)	48,474	207,836	119,495
All Other Fees(4)	—	—	—
Total	$1,720,427	$1,373,241	$1,898,495
(1)
The aggregate fees billed for professional services rendered to the Company after the 2017 Merger and Swift prior to the 2017 Merger for the audit of annual financial statements, reviews of the financial statements included in quarterly reports on Form 10-Q, and audit services provided in connection with other statutory and regulatory filings.

(2)
The aggregate fees billed for professional services rendered to Swift prior to the 2017 Merger that were reasonably related to the performance of the audit or review of Swift’s financial statements. This category includes fees related to assistance in financial due diligence related to the 2017 Merger and general assistance with implementation of SEC requirements.

(3)	The aggregate fees billed for professional services rendered for tax compliance, tax advice and tax planning.
(4)	Neither GT nor KPMG billed for any products and services provided other than the services reported above.
(5)	Represents fees billed by KPMG through September 8, 2017.
PRE-APPROVAL POLICY FOR AUDIT AND NON-AUDIT FEES
All audit and non-audit services performed by our independent auditors are pre-approved by the Audit Committee. The respective approving parties concluded that the provision of such services by GT was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions.
The Audit Committee may delegate pre-approval authority to one or more of its members. The member(s) to whom such authority is delegated must report, for informational purposes only, the pre-approval decisions to the Audit Committee at its next scheduled meeting.

PROPOSAL NO. 7:
STOCKHOLDER PROPOSAL REGARDING INDEPENDENT BOARD CHAIRPERSON
Proposal 7 below has been submitted for inclusion in our proxy statement by Mr. John Chevedden, 2215 Nelson Ave., No. 205 Redondo Beach, Calif. 90278, a stockholder proponent who owns 252 shares of our Class A common stock.  The proponent has informed us that he or his representatives will appear at the Annual Meeting to present his proposal.  The proposal and supporting statement below (collectively, the “Stockholder Proposal”) are presented in this proxy statement as received from the proponent in accordance with the rules of the SEC; we and our Board disclaim any responsibility for their content.  Any references in the Stockholder Proposal statement to “we,” “our,” or similar words are references to the proponent of the proposal and not to the Company, our other stockholders, or our Board.
We have also included a statement of our Board opposing the Stockholder Proposal.  The Board disagrees with the Stockholder Proposal and believes it should oppose the proposal in fulfilling the Board’s obligations to represent and safeguard the best interests of our stockholders as a whole.  The Board is recommending a vote against the Stockholder Proposal. The text of the Stockholder Proposal is as follows:
“Proposal 7 — Independent Board Chairman
Shareholders request our Board of Directors to adopt as policy, and amend our governing documents as necessary, to require henceforth that the Chair of the Board of Directors, whenever possible, to be an independent member of the Board. The Board would have the discretion to phase in this policy for the next CEO transition, implemented so it does not violate any existing agreement.
If the Board determines that a Chairman who was independent when selected is no longer independent, the Board shall select a new Chair who satisfies the requirements of the policy within a reasonable amount of time. Compliance with this policy is waived if no independent director is available and willing to serve as Chairman. This proposal requests that all the necessary steps be taken to accomplish the above.
Caterpillar is an example of a company recently changing course and naming an independent board chairman. Caterpillar had strongly opposed a shareholder proposal for an independent board chairman as recently as its 2016 annual meeting. Wells Fargo also changed course and named an independent board chairman in 2016.
It was reported that 53% of the Standard & Poors 1,500 firms separate these 2 positions (2015 report): Chairman and CEO. This proposal topic won 50%-plus support at 5 major U.S. companies in 2013 including 73%-support at Netflix.
Having a board chairman who is independent of management is a practice that will promote greater management accountability to shareholders and lead to a more objective evaluation of management.
A number of institutional investors said that a strong, objective board leader can best provide the necessary oversight of management. Thus, the California Public Employees’ Retirement System’s Global Principles of Accountable Corporate Governance recommends that a company’s board should be chaired by an independent director, as does the Council of Institutional Investors (whose members have $3 Billion invested in stocks). An independent director serving as chairman can help ensure the functioning of an effective board.
Please vote to enhance the oversight of our CEO.
Independent Board Chairman — Proposal 7”

THE BOARD OF DIRECTORS’ STATEMENT IN OPPOSITION
The Board has considered this proposal and concluded that its adoption is unnecessary and not in the best interests of our stockholders. In conducting its review, the Board considered the following:
The Board has a fiduciary duty to act as it believes to be in the best interests of the Company and its stockholders, and should retain the flexibility to determine the leadership structure that will best serve those interests.
The Board believes its responsibility to stockholders requires that it retain the flexibility to determine the best leadership structure for any particular set of circumstances and personnel. The adoption of a policy requiring whenever possible that the Chairperson of the Board be an independent director could limit the Board’s ability to choose the person best suited for the role at a particular time. We believe that our leadership structure has served the Company and its stockholders very well. We review our leadership structure regularly, and are not opposed, in principle, to having an independent director serve as Chairperson. However, the Board believes that adopting this proposal is unnecessary at this point in time and would unduly restrict the Board’s flexibility to put in place the optimal leadership structure for the needs of the company by applying a “one size fits all” approach to structuring the Board rather than permitting the Board to organize its functions and manage its operations in the manner it determines to be most productive and efficient.
The Board’s belief in the importance of retaining the flexibility to determine the best leadership structure is consistent with the policies and practices at other large companies.
According to Shearman & Sterling’s 2017 Corporate Governance & Executive Compensation Survey, of the top 100 U.S. public companies, 76 give the board flexibility to separate or combine the CEO and chair roles depending on which leadership structure is in the company’s best interest at the time, and 20 have policies dictating the leadership structure. These statistics support the Board’s strongly held view that a Board can conclude it is in the best interest of stockholders to maintain flexibility.
Our robust lead independent director role promotes active and independent oversight of management by the Board
Pursuant to our by-laws and our Corporate Governance Guidelines, if the Board appoints as Chairperson a director who is not an independent director, then the Board shall appoint a lead independent director. Under our by-laws, the lead independent director’s duties include, but are not limited to:
·	presiding at all executive sessions of the Board;
·	presiding at all meetings of the Board and the stockholders where the Chairperson is not present;
·	performing all of the duties of the Chairperson in the absence or disability of the Chairperson;
·	coordinating the activities of the independent directors;
·	acting as liaison for stockholders between the independent directors and the Chairperson, as appropriate;
·	providing information to the Board for consideration;
·
participating in setting Board meeting agendas, in consultation with the CEO and Chairperson, and coordinating Board meeting schedules to assure that there is sufficient time for discussion of all agenda items;

·	collaborating with the CEO and Chairperson in determining the need for special meetings and the authority to call any such special meeting;
·	calling meetings of the independent directors;
·	responding directly to stockholder and other stakeholder questions and comments that are directed to the lead independent director or the independent directors as a group; and
·	performing such other duties as our Board may delegate from time to time.

The proposal is not necessary to ensure effective oversight of management and accountability to stockholders because the company has implemented protective measures and adheres to them.
We believe that the composition of the Board, the roles of our independent committees of the Board of Directors and our lead independent director, and our overall corporate governance practices and policies all work together to maintain effective oversight of management and ensure accountability to stockholders. We have a number of key corporate governance measures in place to ensure that our Board acts independently and to maintain accountability to our stockholders, including the following:
·	one-half of the members of our Board standing for re-election are independent;
·	our lead independent director regularly presides over executive sessions of the independent directors and has authority to call meetings of the independent directors;
·	our lead independent director is designated solely by the independent directors of the Board;
·
our lead independent director acts as a liaison for stockholders between independent directors and the Chairperson, as appropriate, and has the authority to respond directly to stockholder and other stakeholder questions and comments that are directed to the lead independent director or the independent directors as a group;

·	our lead independent director provides information to the Board for consideration;
·
our lead independent director participates in setting Board meeting agendas, in consultation with the CEO and Chairperson, and coordinates Board meeting schedules to assure that there is sufficient time for discussion of all agenda items;

·
our Audit Committee, Nominating and Corporate Governance Committee, Compensation Committee, Finance Committee, and Merger Integration Committee are all composed solely of independent directors so that independent directors oversee such critical matters as the integrity of our financial statements, compensation of our executive management, the selection and evaluation of directors, the monitoring of specific key areas of risk, and the development of corporate governance programs;

·	we conduct annual Board and committee assessments;
·	we have a new director orientation program in place;
·	we provide for proxy access;
·	we provide for stockholder right to call special meetings;
·	we have significant stock ownership requirements for our directors and key officers;
·	we have a majority voting standard and resignation policy for directors in uncontested elections;
·	our policies provide for annual risk oversight by our full Board and the committees of the Board;
·	we have implemented an overboarding policy;
·	we have a director communication policy;
·	we have a director tenure policy; and
·	we have implemented a management and executive succession planning strategy.
We believe that adopting a policy to restrict the Board’s discretion in selecting the best Chairperson would deprive the Board of valuable flexibility to exercise its business judgment in selecting the most qualified and appropriate individual to lead the Board. We further believe that adopting such a policy now would not provide any benefit to the Company or its stockholders, particularly given the strong lead independent director position held by Ms. Munro, the fact that the position is designated only by the independent directors of the Board of Directors, and the fact that the lead independent director can only be removed from such position with the affirmative vote of a majority of the independent directors and only for the reasons set forth in our by-laws.

The discussion above is qualified in its entirety by reference to the actual provisions of the Stockholder Proposal, which is contained in this proxy statement.
THE BOARD OF DIRECTORS UNANIMOUSLY
RECOMMENDS A VOTE
AGAINST
THE STOCKHOLDER PROPOSAL REGARDING INDEPENDENT BOARD CHAIRPERSON

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Executive officers, directors, and “beneficial owners” of more than ten percent of our Class A common stock must file initial reports of ownership and changes in ownership with the SEC under Section 16(a) of the Exchange Act. SEC regulations require these reporting persons to furnish us with copies of all Forms 3, 4, and 5, and amendments thereto, that they file with the SEC. Based solely on our review of the copies of such forms furnished to us, or representations that no forms were required, we believe that during 2017 and through the date of this filing all of our officers, directors, and greater than ten percent beneficial owners complied with all filing requirements of Section 16(a) of the Exchange Act, with the exception of one inadvertent late report regarding an award of restricted stock for Mr. Chad Killebrew.
OTHER MATTERS
We are not aware of any other matters to be conducted at the meeting. The Company’s by-laws require stockholders to give advance notice of any proposal intended to be presented at the Annual Meeting. The deadline for this notice has passed and we did not receive any such notices. If any other matter properly comes before the stockholders for a vote at the meeting, the proxy holders will vote your shares in accordance with their best judgment.
ADDITIONAL INFORMATION
Upon request, the Company will provide by first class mail, to each stockholder of record on the record date, without charge, a copy of this proxy statement, the proxy card, and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, including the required financial statements and financial statement schedules. Written requests for this information should be directed to: Secretary, Knight-Swift Transportation Holdings Inc., 20002 North 19th Avenue, Phoenix, Arizona 85027.
STOCKHOLDER PROPOSALS
To be eligible for inclusion in our proxy materials relating to the 2019 Annual Meeting of Stockholders, stockholder proposals intended to be presented at that meeting (other than proxy access nominations) must be received in writing by us on or before December 21, 2018.  However, if the date of the 2019 Annual Meeting of Stockholders is more than thirty days before or after May 31, 2019, then the deadline for submitting any such stockholder proposal for inclusion in the proxy materials relating to the 2019 Annual Meeting of Stockholders shall be a reasonable time before we begin to print or mail such proxy materials.
If, pursuant to our by-laws, any stockholder intends to present a proposal at the 2019 annual meeting of stockholders without inclusion of such proposal in our proxy materials, we must receive notice of such proposal no earlier than January 31, 2019, and no later than March 2, 2019. Any notice received prior to January 31, 2019, or after March 2, 2019 is untimely. However, if the date of the 2019 Annual Meeting of Stockholders is more than thirty days before or after May 31, 2019, notice by the stockholder in order to be timely must be received not later than the close of business on the tenth day following the first day on which the notice of the date of the 2019 annual meeting was mailed or public disclosure of the date of the annual meeting was otherwise made, whichever occurs first. Pursuant to Rule 14(a)-4(c)(1) under the Exchange Act, the proxy holders designated by an executed proxy in the form accompanying our proxy statement for our next annual meeting will have discretionary authority to vote on any such untimely stockholder proposal that is considered at the next annual meeting.
Proposals (other than proxy access nominations) must concern a matter that may be properly considered and acted upon at the annual meeting in accordance with applicable laws and regulations and our by-laws, committee charters, and policies, and must otherwise comply with Rule 14a-8 of the Exchange Act and we reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these requirements.

Under the proxy access provisions of our by-laws, stockholder who meet the requirements set forth in our by-laws may submit director nominations for inclusion in the proxy materials. Proxy access nominations for the 2019 Annual Meeting of Stockholders must be received by the Company no earlier than November 21, 2018, and no later than December 21, 2018, assuming the date of the 2018 Annual Meeting of Stockholders is not more than thirty days before or after May 31, 2019, and must meet all requirements set forth in our by-laws.
All stockholder proposals (including proxy access nominations) should be sent via certified mail, return receipt requested, addressed to the attention of Todd Carlson, Secretary, and mailed to Knight Transportation, Inc.; c/o Todd Carlson, Secretary, 20002 North 19th Avenue, Phoenix, Arizona 85027.
FORWARD-LOOKING STATEMENTS
This proxy statement contains “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995, as amended. These statements are based on management’s current expectations and involve substantial risks and uncertainties, which may cause results to differ materially from those set forth in the statements. The forward-looking statements may include, but are not limited to, statements made in the Compensation Discussion and Analysis section of this proxy statement regarding future actions and benefits relating to our executive compensation programs. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise. Forward-looking statements should be evaluated together with the many uncertainties that affect our business, particularly those mentioned under the heading “Risk Factors” in our annual report on Form 10-K, and in the periodic reports that we file with the SEC on Form 10-Q and Form 8-K.

ANNEX A
Article FOURTH Section (b) would be amended as follows:

(b)          Authorized Capital Stock.  From and after the Charter Amendment Effective Time, the total number of shares of stock which the Corporation shall have authority to issue is  ~~760,000,000~~ 510,000,000 shares of capital stock, consisting of (i) 500,000,000 shares of Class A common stock, par value $0.01 per share (“~~Class A~~ Common Stock”), and (ii)~~250,000,000 shares of Class B common stock, par value $0.01 per share (“Class B Common Stock” and, together with Class A Common Stock, “Common Stock”), and (iii)~~ 10,000,000 shares of preferred stock, par value $0.01 per share (“Preferred Stock”). ~~Without the approval of the  holders of a majority of the outstanding shares of Class B Common Stock, voting as a separate class, the number of authorized shares of Class A Common Stock may not be decreased below (1) the number of shares thereof then outstanding plus (2) the number of shares of Class A Common Stock issuable upon the conversion of Class B Common Stock and the exercise of outstanding options, warrants, exchange rights, conversion rights or similar rights for Common Stock.~~

Article FOURTH Section (c) would be amended as follows:

(c)           Common Stock.  The powers, preferences and rights, and the qualifications, limitations and restrictions, of each class of the Common Stock are as follows:

~~(1) Ranking.          Except as otherwise expressly provided in this Restated Certificate of Incorporation, the powers, preferences and rights of the shares of Class A Common Stock and shares of Class B Common Stock, and the qualifications, limitations and restrictions thereof, shall be in all respects identical.~~

(1)(2) Voting.

a. Except as otherwise required by the DGCL or as provided by or pursuant to the provisions of this Restated Certificate of Incorporation, each holder of ~~Class A~~ Common Stock shall be entitled to one (1) vote for each share of ~~Class A~~ Common Stock held of record by such holder ~~and each holder of Class B Common Stock shall be entitled to two (2)votes for each share of Class B Common Stock held of record by such holder, and, except as otherwise required by the DGCL or provided by this Restated Certificate of Incorporation or the By-Laws as in effect as of the date hereof, the Class A Common Stock and Class B Common Stock shall vote together on all matters submitted to a vote of stockholders.b.In addition to any other vote required by law or this Restated Certificate of Incorporation, each of the Class A Common Stock and the Class B Common Stock shall be entitled to vote separately as a class with respect to (i) any merger or consolidation of the Corporation with or into any entity in which merger or consolidation holders of Class A Common Stock and holders of Class B Common Stock are not entitled to receive the same per share consideration (provided that if such consideration includes shares of stock, then no separate class vote shall  be required pursuant to this clause if the consideration is the same but for the fact that holders of Class B Common Stock receive shares that have two (2) times the voting power of the shares of stock received by holders of Class A Common Stock but are otherwise identical in their rights and preferences), (ii) any increase in the authorized number of shares of Class B Common Stock or the issuance of shares of Class B Common Stock, other than such increase or issuance required~~

~~to effect a stock split, stock dividend or recapitalization pro rata with any increase or issuance of shares of Class A Common Stock or (iii) any amendment of this Restated Certificate of Incorporation that would affect the relative rights or preferences of the Class A Common Stock and the Class B Common Stock as set forth in this Article FOURTH~~.

b.~~c.~~          In addition to any other vote required by law or this Restated Certificate of Incorporation, the affirmative vote of the holders of a majority of the outstanding shares of ~~Class A~~ Common Stock held by persons other than Permitted Holders and Affiliated Persons shall be required to approve (i) any merger or consolidation of the Corporation with or into, or any sale of all or substantially the assets of the Corporation to, any Permitted Holder or Affiliated Person or (ii) any amendment to Article SIXTH, TWELFTH or FOURTEENTH of this Restated Certificate of Incorporation or to this sentence, or to the definition of “Affiliated Person” or “Permitted Holder” set forth in the Article FOURTH Section (c)(~~2~~1)~~c~~.b “Permitted Holder” means (i) Jerry Moyes, Vickie Moyes and their respective estates, executors and conservators, (ii) any trust (including the trustee thereof) established for the benefit of Jerry Moyes, Vickie Moyes or any children (including adopted children) thereof, (iii) any such children upon transfer from Jerry Moyes or Vickie Moyes, or upon distribution from any such trust or from the estates of Jerry Moyes or Vickie Moyes and (iv) any corporation, limited liability company or partnership the sole stockholders, members or partners of which are Permitted Holders. “Affiliated Person” means any entity (other than the Corporation or any subsidiary of the Corporation) of which more than 10% of the capital stock or other equity interests or voting power of which is held by one or more Permitted Holders, and any director, officer or employee thereof.

          (2)~~(3)~~ No Cumulative Voting. ~~Neither the~~The holders of shares of ~~Class A Common Stock nor the holders of shares of Class B~~ Common Stock shall not have cumulative voting rights.

          ~~(4) Restrictions on Issuance and Transfer of Class B Common Stock. Shares of Class B Common Stock may only be issued to, or held by, Permitted Holders. No Class B Holder may transfer, and the Company shall not register the transfer of, any shares of Class B Common Stock, whether by sale, assignment, gift, bequest or otherwise, except to a Permitted  Holder.~~

          ~~(5) Conversion of Class B Common Stock.          Effective upon the Charter Amendment Effective Time, by virtue of this Restated Certificate of Incorporation without any further action on the part of the Corporation, any stockholder of the Corporation or any other  person, each share of Class B Common Stock outstanding as of the Charter Amendment  Effective Time shall automatically be converted into one share of Class A Common Stock.  Thereafter, the Corporation shall at all times reserve and keep available out of its authorized but  unissued shares of Class A Common Stock, solely for the purpose of issuance upon conversion  of the outstanding shares of Class B  Common Stock,  such number of shares of Class A  Common Stock that shall be issuable upon the conversion of all such outstanding shares of  Class B Common Stock. Each share of Class B Common Stock shall be convertible by the  holder thereof, at such holder’s option, into one share of Class A Common Stock at any time by written notice to the Corporation specifying the number of shares to be converted and the date  for conversion. Upon transfer or purported transfer to any person other than a Permitted Holder,~~

~~shares of Class B Common Stock shall automatically be converted into and become shares of Class A Common Stock. Shares of Class B Common Stock that are converted into shares of Class A Common Stock as provided herein shall be retired and restored to the status of authorized but unissued shares of Class B Common Stock and be available for reissue by the Corporation to Permitted Holders in compliance with Article FOURTH Section (c)(2)b.~~

~~Upon conversion of shares of Class B Common Stock into shares of Class A Common Stock, the certificate previously representing shares of Class B Common Stock shall represent shares of Class A Common Stock until a new certificate is issued pursuant hereto. As promptly as practicable after delivery of certificates previously representing shares of Class B  Common Stock converted to shares of Class A Common Stock, the Corporation shall issue and  deliver at such office or agency, to or upon the written order of the holder thereof, certificates for the number of shares of Class A Common Stock issuable upon such conversion. In the event anycertificate representing shares of Class B Common Stock shall be surrendered for conversion of a part only of the shares represented thereby, the Corporation shall deliver at such office or agency, to or upon the written order of the holder thereof, a certificate or certificates for the number of shares of Class B Common Stock represented by such surrendered certificate which are not being converted. The issuance of certificates representing shares of Class A Common Stock issuable upon the conversion of shares of Class B Common Stock by the registered holder thereof shall be made without charge to the converting holder for any tax imposed on the Corporation in respect  of the issue thereof. The Corporation shall not, however, be required to pay any tax which may be payable with respect to any transfer involved in the issue and delivery of any certificate in a name other than that of the registered holder of the shares being converted, and the Corporation shall not be required to issue or deliver any such certificate unless and until the person requesting the issue thereof shall have paid to the Corporation the amount of such tax or has established to the satisfaction of the Corporation that such tax has been paid.~~

          (3)~~(6)~~ Dividends. Subject to the rights of the holders of Preferred Stock, and subject to any other provisions of this Restated Certificate of Incorporation, holders of shares of  ~~Class A Common Stock and shares of Class B~~ Common Stock shall be entitled to receive such dividends and other distributions in cash, stock or property of the Corporation when, as and if declared thereon by the Board of Directors from time to time out of assets or funds of the Corporation legally available therefor. ~~If, at any time, a dividend or other distribution in cash or other property (other than dividends or other distributions payable in shares of Common Stock or other voting securities of the Corporation, or rights, options or warrants to purchase shares of Common Stock or other voting securities of the Corporation or securities convertible into or exchangeable for shares of Common Stock or other voting securities of the Corporation) is declared or paid on the shares of Class A Common Stock or shares of Class B Common Stock, a like dividend or other distribution in cash or other property shall also be declared or paid, as the case may be, on shares of Class B Common Stock or shares of Class A Common Stock, as the case may be, in an equal amount per share. If, at any time, a dividend or other distribution payable in shares of Common Stock or other voting securities of the Corporation, or rights, options or warrants to purchase shares of Common Stock or other voting securities of the Corporation, or securities convertible into or exchangeable for shares of Common Stock or other  voting securities of the Corporation is paid or declared on shares of Class A Common Stock or Class B Common Stock, a like dividend or other distribution shall also be paid or declared, as the case may be, on shares of Class B Common Stock or Class A Common Stock, as the case~~

~~may be, in an equal amount per share; provided, that, for this purpose, if shares of Class A Common Stock or other voting securities of the Corporation, or rights, options or warrants to purchase shares of Class A Common Stock or other voting securities of the Corporation or securities convertible into or exchangeable for shares of Class A Common Stock or other voting securities of the Corporation, are paid on shares of Class A Common Stock, and shares of Class B Common Stock or voting securities identical to the other voting securities paid on the shares of Class A Common Stock (except that the voting securities paid on the Class B Common Stock shall have two times the number of votes per share as the other voting securities to be received by the holders of the Class A Common Stock) or rights, options or warrants to purchase shares of Class B Common Stock or such other voting securities or securities convertible into or exchangeable for shares of Class B Common Stock or such other voting securities, are paid on shares of Class B Common Stock, in an equal amount per share of Class A Common Stock and Class B Common Stock, such dividend or other distribution shall be deemed to be a like dividend or other distribution.~~
                    ~~(7) Reclassification, etc. In the case of any split, subdivision, combination or reclassification of shares of Class A Common Stock or Class B Common Stock, the shares of Class B Common Stock or Class A Common Stock, as the case may be, shall also be split, subdivided, combined or reclassified so that the number of shares of Class A Common Stock  and Class B Common Stock outstanding immediately following such split, subdivision,  combination or reclassification shall bear the same relationship to each other as did the number  of shares of Class A Common Stock and Class B Common Stock outstanding immediately prior  to such split, subdivision, combination or reclassification.~~

          (4)~~(8)~~ Liquidation, Dissolution, etc.          In the event of any liquidation, dissolution or winding up (either voluntary or involuntary) of the Corporation, the holders of shares of ~~Class A Common Stock and the holders of shares of Class B~~ Common Stock shall be entitled to receive the assets and funds of the Corporation available for distribution after payments to creditors and to the holders of any Preferred Stock of the Corporation that may at the time be outstanding, in proportion to the number of shares held by them, respectively, without regard to class.

          (5)~~(9)~~ No Preemptive or Subscription Rights. No holder of shares of ~~Class A Common Stock or Class B~~ Common Stock shall be entitled to preemptive or subscription rights.

Article TENTH would be amended as follows:

          TENTH: Subject to the rights of the holders of any series of Preferred Stock, special meetings of the stockholders, unless otherwise prescribed by statute, may be called at any time by (i) the Board of Directors or (ii) the Chairman of the Board of Directors, the Chief Executive Officer of the Corporation, or the Lead Independent Director (if any). The Board of Directors shall call a special meeting upon written notice to the Secretary of the Corporation by stockholders representing, as of the close of business on the day immediately preceding the date of delivery of such notice to the Corporation, or if applicable, as of any record date set by the Board of Directors in connection with a solicitation by a stockholder seeking to request the Board of Directors to call such a meeting, at least ~~(1) 20% of all of the votes entitled to be cast by holders of Class A Common Stock or (2)~~ 20% of all of the votes entitled to be cast by holders of all of the outstanding shares of Common Stock~~, in either case~~ on any issue or business to be considered at such meeting (the “Requisite Percentage”). Any special meeting so requested by stockholders shall be held at such place, date and time as may be fixed from time to time by resolution of the Board of Directors, provided such special meeting shall be held not later than the 90th day after receipt by the Secretary of the Corporation of the requisite notice for such meeting, and provided further that the Board of Directors shall not be required to call a special meeting upon stockholder request if the Board of Directors calls an annual or special meeting of stockholders to be held not later than ninety (90) days after the date on which valid stockholder requests for a special meeting submitted by the Requisite Percentage of stockholders in accordance with this Article TENTH have been delivered to the Secretary of the Corporation (the “Delivery Date”) and the purpose(s) of such meeting include the purpose(s) specified by the Requisite Percentage of stockholders in their request for a special meeting, which included the purpose(s) specified by the Requisite Percentage of stockholders in their request for a special meeting, with such determination being made in good faith by the Board of Directors. For business or a proposal to be properly brought before a special meeting of stockholders by stockholders, the stockholders must have given notice thereof in writing to the Secretary of the Corporation, setting forth, as to each matter the stockholders propose to bring before a special meeting of stockholders, evidence that such stockholders owned such shares representing, and are entitled to cast, not less than 20% of the votes entitled to be cast on such issue or business to be considered at such meeting, and shall otherwise comply with any notice and other requirements set forth in the By-Laws. Only such business shall be conducted as shall have been properly brought before the special meeting as provided in this Article TENTH, and set forth in the notice of meeting.

ANNEX B
Article FOURTH Section (c)(2) would be amended as follows:

          (2)           Voting.

                             a. Except as otherwise required by the DGCL or as provided by or pursuant to the provisions of this Restated Certificate of Incorporation, each holder of Class A Common Stock shall be entitled to one (1) vote for each share of Class A Common Stock held of record by such holder and each holder of Class B Common Stock shall be entitled to two (2) votes for each share of Class B Common Stock held of record by such holder, and, except as otherwise required by the DGCL or provided by this Restated Certificate of Incorporation or the By-Laws as in effect as of the date hereof, the Class A Common Stock and Class B Common Stock shall vote together on all matters submitted to a vote of stockholders.

                              b. In addition to any other vote required by law or this Restated Certificate of Incorporation, each of the Class A Common Stock and the Class B Common Stock shall be entitled to vote separately as a class with respect to (i) any merger or consolidation of the Corporation with or into any entity in which merger or consolidation holders of Class A Common Stock and holders of Class B Common Stock are not entitled to receive the same per share consideration (provided that if such consideration includes shares of stock, then no separate class vote shall be required pursuant to this clause if the consideration is the same but for the fact that holders of Class B Common Stock receive shares that have two (2) times the voting power of the shares of stock received by holders of Class A Common Stock but are otherwise identical in their rights and preferences), (ii) any increase in the authorized number of shares of Class B Common Stock or the issuance of shares of Class B Common Stock, other than such increase or issuance required to effect a stock split, stock dividend or recapitalization pro rata with any increase or issuance of shares of Class A Common Stock or (iii) any amendment of this Restated Certificate of Incorporation that would affect the relative rights or preferences of the Class A Common Stock and the Class B Common Stock as set forth in this Article FOURTH.

                              ~~c. In addition to any other vote required by law or this Restated Certificate of Incorporation, the affirmative vote of the holders of a majority of the outstanding shares of Class A Common Stock held by persons other than Permitted Holders and Affiliated Persons shall be required to approve (i) any merger or consolidation of the Corporation with or into, or any sale of all or substantially the assets of the Corporation to, any Permitted Holder or Affiliated Person or (ii) any amendment to Article SIXTH, TWELFTH or FOURTEENTH of this Restated Certificate of Incorporation or to this sentence, or to the definition of “Affiliated Person” or “Permitted Holder” set forth in the  Article FOURTH Section (c)(2) c. “Permitted Holder” means (i) Jerry Moyes, Vickie Moyes and their respective estates, executors and conservators, (ii) any trust (including the trustee thereof) established for the benefit of Jerry Moyes, Vickie Moyes or any children (including adopted children) thereof, (iii) any such children upon transfer from Jerry Moyes or Vickie Moyes, or upon distribution from any such trust or from the estates of Jerry Moyes or Vickie Moyes and (iv) any corporation, limited liability company or partnership the sole stockholders, members or partners of which are Permitted Holders. “Affiliated Person” means any entity (other than the Corporation or any subsidiary of the Corporation) of which more than 10% of the capital stock or other equity interests or voting power of which is held by one or more Permitted Holders, and any director, officer or employee thereof.~~
B-1

Article SIXTH would be eliminated:

~~SIXTH: So long as Permitted Holders and their Affiliated Persons hold in excess of 20% of the voting power of the Corporation, the Corporation shall not enter into any contract or transaction with any Permitted Holder or Affiliated Person unless such contract or transaction shall have been approved by either (i) at least 75% of the Independent Directors, including the affirmative vote of the Chairman of the Board of Directors if the Chairman is an Independent Director, or the Lead Independent Director if the Chairman is not an Independent Director or (ii) the holders of a majority of the outstanding shares of Class A Common Stock held by persons other than Permitted Holders or Affiliated Persons. “Independent Director” means a director who is not a Permitted Holder or a director, officer or employee of an Affiliated Person and is “Independent,” as that term is defined in the governance standards of the New York Stock Exchange (the “NYSE”) applicable to directors (but not applicable to directors by virtue of such director being a member of a committee of the Board of Directors), or if the Company is not an NYSE listed company, such other exchange or trading system on which the Company is primarily listed.~~

B-2

ANNEX C
BY-LAWS

OF

KNIGHT-SWIFT TRANSPORTATION HOLDINGS INC.

(HEREINAFTER CALLED THE “CORPORATION”)

ARTICLE I
OFFICES

Section 1.          Registered Office.          The registered office of the Corporation shall be in the City of Dover, County of Kent, State of Delaware.

Section 2.          Other Offices.          The Corporation may also have offices at such other places, both within and without the State of Delaware, as the Board of Directors may from time to time determine.

ARTICLE II
MEETING OF STOCKHOLDERS

Section 1.          Place of Meetings.          Meetings of the stockholders for the election of directors or for any other purpose shall be held at such time and place, either within or without the State of Delaware, as shall be designated from time to time by the Board of Directors.

Section 2.          Annual Meetings.          The Annual Meeting of Stockholders for the election of directors shall be held on such date and at such time as shall be designated from time to time by the Board of Directors. Any other proper business may be transacted at the Annual Meeting of Stockholders.

Section 3.          Special Meetings.          Unless otherwise required by law or by the certificate of incorporation of the Corporation, as amended from time to time (the “Certificate of Incorporation”), Special Meetings of Stockholders, for any purpose or purposes, may be called by (i) the Board of Directors or (ii) the Chairman of the Board of Directors, the Chief Executive Officer of the Corporation or the Lead Independent Director (if any); and shall be called by the Board of Directors at the request of stockholders as provided in the Certificate of Incorporation. Such request shall state the purpose or purposes of the proposed Special Meeting. At a Special Meeting of Stockholders, only such business shall be conducted as shall be specified in the notice of meeting (or any supplement thereto).

Section 4.          Notice.          Whenever stockholders are required or permitted to take any action at a meeting, a written notice of the meeting shall be given which shall state the place, date and hour of the meeting, and, in the case of a Special Meeting, the purpose or purposes for which the meeting is called. Unless otherwise required by law, written notice of any meeting shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to notice of and to vote at such meeting.

Section 5.          Nature of Business at Meetings of Stockholders.          Only such business (other than nominations for election to the Board of Directors, which must comply with the provisions of Section 6 of this Article II) may be transacted at an Annual Meeting of Stockholders as is either (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors (or any duly authorized committee thereof), (b) otherwise properly brought before the Annual Meeting by or at the direction of the Board of Directors (or any duly authorized committee thereof), or (c) otherwise properly brought before the Annual Meeting by any stockholder of the Corporation (i) who is a stockholder of record on the date of the giving of the notice provided for in this Section 5 of this Article II and on the record date for the determination of stockholders entitled to notice of and to vote at such Annual Meeting and (ii) who complies with the notice procedures set forth in this Section 5 of this Article II.

In addition to any other applicable requirements, for business to be properly brought before an Annual Meeting by a stockholder, such business must be a proper subject for stockholder action under the laws of the State of Delaware and such stockholder must have given timely notice thereof in proper written form to the Secretary of the Corporation.

To be timely, a stockholder’s notice to the Secretary must be delivered to or be mailed and received at the principal executive offices of the Corporation not less than ninety (90) days nor more than one hundred twenty (120) days prior to the anniversary date of the immediately preceding Annual Meeting; provided, however, subject to the last sentence of this paragraph, that in the event that the Annual Meeting is called for a date that is not within thirty (30) days before or after such anniversary date, notice by the stockholder in order to be timely must be so received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the Annual Meeting was mailed or such public disclosure of the date of the Annual Meeting was made, whichever first occurs. In no event shall the adjournment or postponement of an Annual Meeting, or the public announcement of such an adjournment or postponement, commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.

To be in proper written form, a stockholder’s notice to the Secretary must set forth the following information: (a) as to each matter such stockholder proposes to bring before the Annual Meeting, a brief description of the business desired to be brought before the Annual Meeting and the reasons for conducting such business at the Annual Meeting, and (b) as to the stockholder giving notice and the beneficial owner, if any, on whose behalf the proposal is being made, (i) the name and address of such person, (ii) (A) the class or series and number of all shares of stock of the Corporation which are owned beneficially or of record by such person and any affiliates or associates of such person, (B) the name of each nominee holder of shares of all stock of the Corporation owned beneficially but not of record by such person or any affiliates or associates of such person, and the number of such shares of stock of the Corporation held by each such nominee holder, (C) whether and the extent to which any derivative instrument, swap, option, warrant, short interest, hedge or profit interest or other transaction has been entered into by or on behalf of such person, or any affiliates or associates of such person, with respect to stock of the Corporation and (D) whether and the extent to which any other transaction, agreement, arrangement or understanding (including any short position or any borrowing or lending of shares of stock of the Corporation) has been made by or on behalf of such person, or any affiliates or associates of such person, the effect or intent of any of the foregoing being to mitigate loss to, or to manage risk or benefit of stock price changes for, such person, or any affiliates or associates of such person, or to increase or decrease the voting power or pecuniary or economic interest of such person, or any affiliates or associates of such person, with respect to stock of the Corporation; (iii) a description of all agreements, arrangements, or understandings (whether written or oral) between or among such person, or any affiliates or associates of such person, and any other person or persons (including their names) in connection with the proposal of such business and any material interest of such person or any affiliates or associates of such person, in such business, including any anticipated benefit therefrom to such person, or any affiliates or associates of such person, (iv) a representation that the stockholder giving notice intends to appear in person or by proxy at the Annual Meeting to bring such business before the Annual Meeting; and (v) any other information relating to such person that would be required to be disclosed in a proxy statement or other filing required to be made in connection with a contested solicitation of proxies by such person with respect to the proposed business to be brought by such person before the Annual Meeting pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder.

A stockholder providing notice of business proposed to be brought before an Annual Meeting shall further update and supplement such notice, if necessary, so that the information provided or required to be provided in such notice pursuant to this Section 5 of this Article II shall be true and correct as of the record date for determining the stockholders entitled to receive notice of the Annual Meeting and such update and supplement shall be delivered to or be mailed and received by the Secretary at the principal executive offices of the Corporation not later than five (5) business days after the record date for determining the stockholders entitled to receive notice of the Annual Meeting.

No business shall be conducted at the Annual Meeting of Stockholders except business brought before the Annual Meeting in accordance with the procedures set forth in this Section 5 of this Article II; provided, however that, once business has been properly brought before the Annual Meeting in accordance with such procedures, nothing in this Section 5 of this Article II shall be deemed to preclude discussion by any stockholder of any such business. If the Chairman of an Annual Meeting determines that business was not properly brought before the Annual Meeting in accordance with the foregoing procedures, the Chairman shall declare to the meeting that the business was not properly brought before the Annual Meeting and such business shall not be transacted.

Nothing contained in this Section 5 of this Article II shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act (or any successor provision of law).

Section 6.          Nomination of Directors.

(a)          Only persons who are nominated in accordance with the following procedures shall be eligible for election as directors of the Corporation, except as may be otherwise provided with respect to the right of holders of any series of Preferred Stock (as defined in the Certificate of Incorporation) in the Certificate of Incorporation or in the resolution or resolutions adopted by the Board providing for the issuance of such stock to nominate and elect a specified number of directors in certain circumstances. Nominations of persons for election to the Board of Directors may be made at any Annual Meeting of Stockholders, or at any Special Meeting of Stockholders called for the purpose of electing directors, (x) by or at the direction of the Board of Directors (or any duly authorized committee thereof) or (y) by any stockholder of the Corporation who complies with the notice procedures set forth in this Section 6 of this Article II.

(b)          In addition to any other applicable requirements, for a nomination to be made by a stockholder, such stockholder must have given timely notice thereof in proper written form to the Secretary of the Corporation.

(c)          To be timely, a stockholder’s notice to the Secretary must be delivered to or be mailed and received at the principal executive offices of the Corporation (x) in the case of an Annual Meeting, not less than ninety (90) days nor more than one hundred and twenty (120) days prior to the anniversary date of the immediately preceding Annual Meeting of Stockholders;  provided, however, subject to the last sentence of this paragraph, that in the event that the Annual Meeting of Stockholders is called for a date that is not within thirty (30) days before or after such anniversary date, notice by the stockholder in order to be timely must be so received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the Annual Meeting was mailed or such public disclosure of the date of the Annual Meeting was made, whichever first occurs; and (y) in the case of a Special Meeting of Stockholders called for the purpose of electing directors, not later than the close of business on the tenth (10th) day following the day on which notice of the date of the Special Meeting was mailed or public disclosure of the date of the Special Meeting was made, whichever first occurs. In no event shall the adjournment or postponement of an Annual Meeting or a Special Meeting called for the purpose of electing directors, or the public announcement of such an adjournment or postponement, commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.

(d)          To be in proper written form, a stockholder’s notice to the Secretary must set forth the following information: (x) as to each person whom the stockholder proposes to nominate for election as a director (i) the name, age, business address and residence address of such person, the principal occupation or employment of such person, (iii) (A) the class or series and number of all shares of stock of the Corporation which are owned beneficially or of record by such person and any affiliates or associates of such person, (B) the name of each nominee holder of shares of all stock of the Corporation owned beneficially but not of record by such person or any affiliates or associates of such person, and the number of such shares of stock of the Corporation held by each such nominee holder, (C) whether and the extent to which any derivative instrument, swap, option, warrant, short interest, hedge or profit interest or other transaction has been entered into by or on behalf of such person, or any affiliates or associates of such person, with respect to stock of the Corporation and (D) whether and the extent to which any other transaction, agreement, arrangement or understanding (including any short position or any borrowing or lending of shares of stock of the Corporation) has been made by or on behalf of such person, or any affiliates or associates of such person, the effect or intent of any of the foregoing being to mitigate loss to, or to manage risk or benefit of stock price changes for, such person, or any affiliates or associates of such person, or to increase or decrease the voting power or pecuniary or economic interest of such person, or any affiliates or associates of such person, with respect to stock of the Corporation; and (iv) any other information relating to such person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with a contested solicitation of proxies for the election of directors pursuant to Section 14 of the Exchange Act, and the rules and regulations promulgated thereunder; and (y) as to the stockholder giving the notice, and the beneficial owner, if any, on whose behalf the nomination is being made, (i) the name and record address of such person; (ii) (A) the class or series and number of all shares of stock of the Corporation which are owned beneficially or of record by such person and any affiliates or associates of such person, (B) the name of each nominee holder of shares of the Corporation owned beneficially but not of record by such person or any affiliates or associates of such person, and the number of shares of stock of the Corporation held by each such nominee holder, (C) whether and the extent to which any derivative instrument, swap, option, warrant, short interest, hedge or profit interest or other transaction has been entered into by or on behalf of such person, or any affiliates or associates of such person, with respect to stock of the Corporation and (D) whether and the extent to which any other transaction, agreement, arrangement or understanding (including any short position or any borrowing or lending of shares of stock of the Corporation) has been made by or on behalf of such person, or any affiliates or associates of such person, the effect or intent of any of the foregoing being to mitigate loss to, or to manage risk or benefit of stock price changes for, such person, or any affiliates or associates of such person, or to increase or decrease the voting power or pecuniary or economic interest of such person, or any affiliates or associates of such person, with respect to stock of the Corporation; (iii) a description of all agreements, arrangements, or understandings (whether written or oral) between such person, or any affiliates or associates of such person, and any proposed nominee or any other person or persons (including their names) pursuant to which the nominations) are being made by such person, and any material interest of such person, or any affiliates or associates of such person, in such nomination, including any anticipated benefit therefrom to such person, or any affiliates or associates of such person; (iv) a representation that the stockholder giving notice intends to appear in person or by proxy at the Annual Meeting or Special Meeting to nominate the persons named in its notice; and (v) any other information relating to such person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with a contested solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.

(e)          A stockholder providing notice of any nomination proposed to be made at an Annual Meeting or Special Meeting shall further update and supplement such notice, if necessary, so that the information provided or required to be provided in such notice pursuant to this Section 6 of this Article II shall be true and correct as of the record date for determining the stockholders entitled to receive notice of the Annual Meeting or Special Meeting, and such update and supplement shall be delivered to or be mailed and received by the Secretary at the principal executive offices of the Corporation not later than five (5) business days after the record date for determining the stockholders entitled to receive notice of such Annual Meeting or Special Meeting.

(f)          No person shall be eligible for election as a director of the Corporation unless nominated in accordance with the procedures set forth in this Section 6 of this Article II. If the Chairman of the meeting determines that a nomination was not made in accordance with the foregoing procedures, the Chairman shall declare to the meeting that the nomination was defective and such defective nomination shall be disregarded.

(g)          Nothing contained in this Section 6 of this Article II shall be deemed to affect any rights of stockholders to request inclusion of nominees for director in the Corporation’s proxy statement pursuant to Section 17 of this Article II.

Section 7.          Adjournments.  Any meeting of the stockholders may be adjourned from time to time by the stockholders entitled to vote thereat, present in person or represented by proxy, or the Chairman of the meeting to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time and place, if any, thereof and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting in accordance with the requirements of Section 4 hereof shall be given to each stockholder of record entitled to notice of and to vote at the meeting.

Section 8.          Quorum.  Unless otherwise required by applicable law or the Certificate of Incorporation, the holders of shares of capital stock of the Corporation representing a majority of the voting power of the shares of the Corporation’s capital stock issued and outstanding and entitled to vote with respect to the particular matter, present in person or represented by proxy, shall constitute a quorum of the stockholders for the transaction of business with respect to such matter. A quorum, once established, shall not be broken by the withdrawal of holders of enough voting power to leave less than a quorum. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, or the Chairman of the meeting shall have power to adjourn the meeting from time to time, in the manner provided in Section 7 hereof, until a quorum shall be present or represented.

Section 9.          Voting.  Unless otherwise required by law, the Certificate of Incorporation or these By-Laws, or the rules of any stock exchange on which the Corporation’s shares are listed and traded, any question brought before any meeting of the stockholders, other than the election of directors, shall be decided by a majority of the votes cast by the stockholders entitled to vote thereon who are present in person or represented by proxy, and where a separate vote by class or series is required, a majority of the votes cast by the stockholders of such class or series who are present in person or represented by proxy shall be the act of such class or series. Except as otherwise provided by law, each stockholder of record of any series of Preferred Stock shall be entitled at each meeting of the stockholders to such number of votes, if any, for each share of such stock as may be fixed in the Certificate of Incorporation or in the resolution or resolutions adopted by the Board providing for the issuance of such stock, each stockholder of record of Class B Common Stock (as defined in the Certificate of Incorporation) shall be entitled at each meeting of the stockholders to two votes for each such share of such stock and each stockholder of record of Class A Common Stock (as defined in the Certificate of Incorporation) shall be entitled at each meeting of the stockholders to one vote for each share of such stock, in each case, registered in such stockholder’s name on the books of the Corporation on the date fixed pursuant to Section 13 of Article II of these By-Laws as the record date for the determination of stockholders entitled to notice of and to vote at such meeting. The Board of Directors, in its discretion, or the officer of the Corporation presiding at a meeting of the stockholders, may require that any votes cast at such meeting shall be cast by written ballot.

Section 10.          Proxies.  Each stockholder entitled to vote at a meeting of the stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for such stockholder as proxy, but no such proxy shall be voted upon after three years from its date, unless such proxy provides for a longer period. Without limiting the manner in which a stockholder may authorize another person or persons to act for such stockholder as proxy, the following shall constitute a valid means by which a stockholder may grant such authority:

(a)          A stockholder may execute a writing authorizing another person or persons to act for such stockholder as proxy. Execution may be accomplished by the stockholder or such stockholder’s authorized officer, director, employee or agent signing such writing or causing such person’s signature to be affixed to such writing by any reasonable means, including, but not limited to, by facsimile signature.

(b)          A stockholder may authorize another person or persons to act for such stockholder as proxy by transmitting or authorizing the transmission of a telegram, cablegram or other means of electronic transmission to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by the person who will be the holder of the proxy to receive such transmission, provided that any such telegram, cablegram or other means of electronic transmission must either set forth or be submitted with information from which it can be determined that the telegram, cablegram or other electronic transmission was authorized by the stockholder. If it is determined that such telegrams, cablegrams or other electronic transmissions are valid, the inspectors or, if there are no inspectors, such other persons making that determination shall specify the information on which they relied.

Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission authorizing another person or persons to act as proxy for a stockholder may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used; provided, however, that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission.

Section 11.          Consent of Stockholders in Lieu of Meeting. Unless otherwise provided in the Certificate of Incorporation, any action required to be taken at a meeting of the stockholders of the Corporation, or any action that may be taken at a meeting of the stockholders, may be taken without a meeting if a consent in writing setting forth the action so taken shall be signed by all of the stockholders entitled to vote with respect to the subject matter thereof. This consent shall have the same effect as a unanimous vote of stockholders and may be stated as such in any document.

Section 12.          List of Stockholders Entitled to Vote.  The officer of the Corporation who has charge of the stock ledger of the Corporation shall prepare and make, at least ten (10) days before every meeting of the stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the principal place of business of the Corporation. In the event that the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to stockholders of the Corporation. If the meeting is to be held at a place, then the list shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting.

Section 13.          Record Date.

(a)          In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of the stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of the stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of the stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

(b)          In order that the Corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting or request that the Board of Directors call a Special Meeting of Stockholders pursuant to Section 3 of Article II, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. Any stockholder of record seeking to have the stockholders authorize or take corporate action by written consent or request that the Board of Directors call a Special Meeting pursuant to Section 3 of Article II shall, by written notice to the Secretary of the Corporation, request the Board of Directors to fix a record date. The Board of Directors shall promptly, but in all events within ten (10) days after the date on which such a request is received, adopt a resolution fixing the record date. If no record date has been fixed by the Board of Directors within ten (10) days of the date on which such a request is received, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting or request that the Board of Directors call a Special Meeting pursuant to Section 3 of Article II, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken or on which a signed request by a stockholder to call a Special Meeting pursuant to Section 3 of Article II (as applicable) is delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of the stockholders are recorded, to the attention of the Secretary of the Corporation. Delivery made to the Corporation’s registered office shall be by hand or by certified or registered mail, return receipt requested.

Section 14.          Stock Ledger.          The stock ledger of the Corporation shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list required by Section 12 of this Article II or the books of the Corporation, or to vote in person or by proxy at any meeting of the stockholders.

Section 15.          Conduct of Meetings.          The Board of Directors of the Corporation may adopt by resolution such rules and regulations for the conduct of any meeting of the stockholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations as adopted by the Board of Directors, the Chairman of any meeting of the stockholders shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such Chairman, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board of Directors or prescribed by the Chairman of the meeting, may include, without limitation, the following: (i) the establishment of an agenda or order of business for the meeting; (ii) the determination of when the polls shall open and close for any given matter to be voted on at the meeting; (iii) rules and procedures for maintaining order at the meeting and the safety of those present; (iv) limitations on attendance at or participation in the meeting to stockholders of record of the Corporation, their duly authorized and constituted proxies or such other persons as the Chairman of the meeting shall determine; (v) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (vi) limitations on the time allotted to questions or comments by participants.

Section 16.          Inspectors of Election.  In advance of any meeting of the stockholders, the Board of Directors, by resolution, the Chairman or the President shall appoint one or more inspectors to act at the meeting and make a written report thereof. One or more other persons may be designated as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of the stockholders, the Chairman of the meeting shall appoint one or more inspectors to act at the meeting. Unless otherwise required by applicable law, inspectors may be officers, employees or agents of the Corporation. Each inspector, before entering upon the discharge of the duties of inspector, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of such inspector’s ability. The inspector shall have the duties prescribed by law and shall take charge of the polls and, when the vote is completed, shall make a certificate of the result of the vote taken and of such other facts as may be required by applicable law.

Section 17.          Stockholder Nominations Included in the Corporation’s Proxy Materials.

(a)           Definitions.  For purposes of this Section 17 of this Article II, the following terms shall have the meanings set forth below, except as otherwise provided herein.

“Eligible Holder” is a person who has either (i) been a record holder of the shares of Common Stock used to satisfy the eligibility requirements of Section 17(d) of this Article II continuously for the three (3) year period as described in Section 17(d) of this Article II, or (ii) provides to the Secretary of the Corporation, within the time period specified in Section 17(e) of this Article II, evidence of continuous ownership of such shares for such three (3)-year period from one or more securities intermediaries in a form that the Board of Directors, or its designee, acting in good faith, determines would be acceptable for purposes of a stockholder proposal under Rule 14a-8(b)(2) under the Exchange Act (or any successor rule).

“Maximum Number” with respect to any Annual Meeting, means that number of nominees for election to the Board of Directors that constitutes no more than 20% of the total number of directors of the Corporation as of the last day on which a Nomination Notice may be submitted pursuant to Section 17(e) of this Article II (rounded down to the nearest whole number), but not less than two (2). The Maximum Number shall be subject to the adjustments described in Section 17(c) of this Article II.

“Minimum Number” means 3% of the Corporation’s issued and outstanding shares of Common Stock as of the most recent date for which such amount is given in any filing made by the Corporation with the SEC prior to the submission of the Qualified Nomination Notice.

“Qualified Nomination Notice” means a notice given by a Nominating Stockholder that complies with the requirements of Section 17(e) of this Article II and names a Nominee.

“Nominating Stockholder” means an Eligible Holder or group of up to 20 Eligible Holders who nominate a nominee for election to the Board of Directors.

“Nominee” means any person nominated for election to the Board of Directors by a Nominating Stockholder that, individually and collectively, in the case of a group, satisfy all applicable procedures set forth in Section 17(d) and 17(e) of this Article II.

(b)          Inclusion of Nominee in Proxy Statement.          Subject to the provisions of this Section 17 of this Article II, if expressly requested in a Qualified Nomination Notice delivered by a Nominating Stockholder, the Corporation shall include in its proxy statement for any Annual Meeting:

(i)          the name of the Nominee, which shall also be included on the Corporation’s form of proxy and ballot;

(ii)         disclosures about the Nominee and the Nominating Stockholder required under the rules of the SEC or other applicable law to be included in the proxy statement;

(iii)          any statement included by the Nominating Stockholder in the Qualified Nomination Notice for inclusion in the proxy statement in support of the Nominee’s election to the Board of Directors (subject, without limitation, to Section 17(e)(ii) of this Article II), if such statement does not exceed 500 words; and

(iv)          any other information that the Corporation or the Board of Directors determines, in its discretion, to include in the proxy statement relating to the nomination of the Nominee, including, without limitation, any statement in opposition to the nomination and any of the information provided pursuant to this Section 17 of this Article II.

(c)	Maximum Number of Nominees.

(i)          The Corporation shall not be required to include in the proxy statement for an Annual Meeting more Nominees than the Maximum Number for such Annual Meeting. The Maximum Number for a particular Annual Meeting shall be reduced by: (1) Nominees who are subsequently withdrawn or that the Board of Directors itself decides to nominate for election at such Annual Meeting, and (2) the number of incumbent directors who were Nominees with respect to any of the preceding two Annual Meetings and whose reelection at the upcoming Annual Meeting is being recommended by the Board of Directors. If one or more vacancies for any reason occurs on the Board of Directors after the deadline set forth in Section 17(e) of this Article II, but before the date of the Annual Meeting, and the Board of Directors resolves to reduce the size of the Board in connection therewith, the Maximum Number shall be calculated based on the number of directors in office as so reduced.

(ii)          If the number of Nominees pursuant to this Section 17 of this Article II for any Annual Meeting exceeds the Maximum Number then, promptly upon notice from the Corporation, each Nominating Stockholder will select one Nominee for inclusion in the proxy statement until the Maximum Number is reached, going in order of the amount (largest to smallest) of the ownership position as disclosed in each Nominating Stockholder’s Qualified Nomination Notice, with the process repeated if the Maximum Number is not reached after each Nominating Stockholder has selected one Nominee. If, after the deadline for submitting a Qualified Nomination Notice as set forth in Section 17(e) of this Article II, a Nominating Stockholder becomes ineligible or withdraws its nomination, or a Nominee becomes unwilling to serve on the Board of Directors, whether before or after the mailing of the definitive proxy statement, then the nomination shall be disregarded, and the Corporation: (1) shall  not  be required to include in its proxy statement or on any ballot or form of proxy the disregarded Nominee or any successor or replacement Nominee proposed by the Nominating Stockholder or by any other Nominating Stockholder, and (2) may otherwise communicate to its stockholders, including, without limitation, by amending or supplementing its proxy statement or ballot or form of proxy, that the Nominee will not be included as a Nominee in the proxy statement or on any ballot or form of proxy and will not be voted on at the Annual Meeting.

(d)	Eligibility of Nominating Stockholder.

(i)          An Eligible Holder or group of up to twenty (20) Eligible Holders may submit a nomination in accordance with this Section 17 of this Article II only if the person or group (in the aggregate) has continuously owned at least the Minimum Number of shares of the Common Stock (as adjusted for any stock splits, stock dividends or similar events) throughout the three (3)-year period preceding, including the date of submission of, the Qualified Nomination Notice, and continues to own at least the Minimum Number through the date of the Annual Meeting. A group of funds under common management and investment control shall be treated as one Eligible Holder if such Eligible Holder shall provide, together with the Qualified Nomination Notice, documentation reasonably satisfactory to the Corporation that demonstrates that the funds are under common management and investment control. For the avoidance of doubt, in the event of a nomination by a group of Eligible Holders, any and all requirements and obligations for an individual Eligible Holder that are set forth in this Section 17 of this Article II, including the minimum holding period, shall apply to each member of such group; provided, however, that the Minimum Number shall apply to the ownership of the group in the aggregate. If any stockholder withdraws from a group of Eligible Holders acting together as a Nominating Stockholder at any time prior to the Annual Meeting, the group of Eligible Holders shall only be treated as owning the shares held by the remaining members of the group.

(ii)          For purposes of this Section 17(d) of this Article II, an Eligible Holder “owns” only those outstanding shares of Common Stock as to which the Eligible Holder possesses both: (A) the full voting and investment rights pertaining to the shares; and (B) the full economic interest in (including the opportunity for profit and risk of loss on) such shares. The number of shares calculated in accordance with clauses (A) and (B) shall not include any shares: sold by such Eligible Holder or any of its affiliates in any transaction that has not been settled or closed, (2) borrowed by such Eligible Holder or any of its affiliates for any purpose or purchased by such Eligible Holder or any of its affiliates pursuant to an agreement to resell, or (3) subject to any option, warrant, forward contract, swap, contract of sale, other derivative or similar agreement entered into by such Eligible Holder or any of its affiliates, whether any such instrument or agreement is to be settled with shares or with cash based on the notional amount or value of outstanding shares of Common Stock, in any such case which instrument or agreement has, or is intended to have, the purpose or effect of: (x) reducing in any manner, to any extent or at any time in the future, such Eligible Holder’s or any of its affiliates’ full right to vote or direct the voting of any such shares, and/or (y) hedging, offsetting, or altering to any degree, gain or loss arising from the full economic ownership of such shares by such Eligible Holder or any of its affiliates.

An Eligible Holder “owns” shares held in the name of a Nominee or other intermediary, so long as the Eligible Holder retains the right to instruct how the shares are voted with respect to the election of directors and possesses the full economic interest (including the opportunity for profit and risk of loss on) in the shares. An Eligible Holder’s ownership of shares shall be deemed to continue during any period in which the Eligible Holder has delegated any voting power by means of a proxy, power of attorney, or other similar instrument or arrangement that is revocable at any time by the Eligible Holder. The terms “owned,” “owning” and other variations of the word “own” shall have correlative meanings. Whether outstanding shares of Common Stock are “owned” for these purposes shall be determined by the Board of Directors, acting in good faith.

(iii)          No person shall be permitted to be in more than one group constituting a Nominating Stockholder, and if any person appears as a member of more than one group, it shall be deemed to be a member of the group that has the largest ownership position as reflected in the Qualified Nomination Notice.

(e)          Qualified   Nomination Notice.          To nominate a Nominee, the Nominating Stockholder must, no earlier than one hundred fifty (150) days and no later than one hundred twenty (120) days before the anniversary of the date that the Corporation mailed its proxy statement for the prior year’s Annual Meeting, submit to the Secretary of the Corporation at the principal executive office of the Corporation all of the following information and documents (collectively, the “Qualified Nomination Notice”); provided, however, that if (and only if) the Annual Meeting is not scheduled to be held within a period that commences thirty (30) days before the anniversary date of the prior year’s Annual Meeting of stockholders and ends thirty (30) days after such anniversary date (an Annual Meeting date outside such period being referred to herein as an “Other Meeting Date”), the Qualified Nomination Notice shall be given in the manner provided herein by the later of the close of business on the date that is one hundred eighty (180) days prior to such Other Meeting Date or the tenth (10th) day following the date such Other Meeting Date is first publicly announced or disclosed:

(i)          A Schedule 14N (or any successor form) relating to the Nominee, completed and filed with the SEC by the Nominating Stockholder as applicable, in accordance with SEC rules;

(ii)          A written notice of the nomination of such Nominee that includes the following additional information, agreements, representations and warranties by the Nominating Stockholder (including each group member): (A) the details of any relationship that existed within the past three (3)-years and that would have been described pursuant to Item 6(e) of Schedule 14N (or any successor item) if it existed on the date of submission of the Schedule 14N; (B) a representation and warranty that the Nominating Stockholder did not acquire, and is not holding, securities of the Corporation for the purpose or with the effect of influencing or changing control of the Corporation; (C) a representation and warranty that the Nominee’s candidacy or, if elected, Board of Directors membership would not violate applicable state or federal law or the rules of any stock exchange on which the Corporation’s securities are traded; (D) a representation and warranty that the Nominee: (1) does not have any direct or indirect relationship with the Corporation other than those relationships that have been deemed categorically immaterial pursuant to the Corporation’s corporate governance guidelines as most recently published on its website and otherwise qualifies as independent under the rules of the primary stock exchange on which the Corporation’s securities are traded; (2) meets the Audit Committee independence requirements under the rules of any stock exchange on which the Corporation’s securities are traded; (3) is a “non-employee director” for the purposes of Rule 16b-3 under the Exchange Act (or any successor rule); (4) is an “outside director” for the purposes of Section 162(m) of the Internal Revenue Code, as amended (or any successor provision); and (5) is not and has not been subject to any event specified in Rule 506(d)(1) of Regulation D (or any successor rule) under the Securities Act of 1933, as amended (the “Securities Act”) or Item 401(f) of Regulation S-K (or any successor rule) under the Exchange Act, without reference to whether the event is material to an evaluation of the ability or integrity of the Nominee; (E) a representation and warranty that the Nominating Stockholder satisfies the eligibility requirements set forth in Section 17(d) of this Article II and has provided evidence of ownership to the extent required by Section 17(d) of this Article II; (F) a representation and warranty that the Nominating Stockholder intends to continue to satisfy the share ownership eligibility requirements described in Section 17(d) of this Article II through the date of the Annual Meeting; (G) details of any position of the Nominee as an officer or director of any competitor (that is, any entity that produces products or provides services that compete with or are alternatives to the principal products produced or services provided by the Corporation or its affiliates) of the Corporation, within the five (5) years preceding the submission of the Qualified Nomination Notice; (H) a representation and warranty that the Nominating Stockholder will not engage in a “solicitation” within the meaning of Rule 14a-1(l) of the Exchange Act (without reference to the exception in Rule 14a-1(l)(2)(iv) of the Exchange Act) (or any successor rules) with respect to the Annual Meeting, other than with respect to the Nominee or any nominee of the Board; (I) a representation and warranty that the Nominating Stockholder will not use any proxy card other than the Corporation’s proxy card in soliciting stockholders in connection with the election of a Nominee at the Annual Meeting; (J) if desired, a statement for inclusion in the proxy statement in support of the Nominee’s election to the Board of Directors, provided that such statement shall not exceed 500 words and shall fully comply with Section 14 of the Exchange Act and the rules and regulations thereunder, including Rule 14a-9; (K) in the case of a nomination by a group, the designation by all group members of one group member who is authorized to act on behalf of all group members with respect to all matters relating to the nomination, including withdrawal of the nomination; and (L) the information required to be included in a stockholder’s notice referenced in Section 6(d) of Article II;

(iii)          An executed agreement, which must be submitted within seven (7)days of the Nominating Stockholder’s first submission of any information required by this Section 17 of this Article II, in a form deemed satisfactory by the Board of Directors or its designee, acting in good faith, pursuant to which the Nominating Stockholder (including each group member) agrees: (A) to comply with all applicable laws, rules and regulations in connection with the nomination, solicitation and election; (B) to file any written solicitation or other communication with the Corporation’s stockholders relating to one or more of the Corporation’s directors or director nominees or any Nominee with the SEC, regardless of whether any such filing is required under rule or regulation or whether any exemption from filing is available for such materials under any rule or regulation; (C) to assume all liability stemming from an action, suit or proceeding concerning any actual or alleged legal or regulatory violation arising out of any communication by the Nominating Stockholder with the Corporation, its stockholders or any other person in connection with the nomination or election of directors, including, without limitation, the Qualified Nomination Notice; (D) to indemnify and hold harmless (jointly with all other group members, in the case of a group member) the Corporation and each of its directors, officers and employees individually against any liability, loss, damages, expenses or other costs (including attorneys’ fees) incurred in connection with any threatened or pending action, suit or proceeding, whether legal, administrative or investigative, against the Corporation or any of its directors, officers or employees arising out of or relating to a failure or alleged failure of the Nominating Stockholder to comply with, or any breach or alleged breach of, its obligations, agreements or representations under this Section 17 of this Article II, or otherwise arising out of any nomination, solicitation or other activity by any Nominating Stockholder in connection with its efforts under this Section 17 of this Article II; (E) if any information included in the Qualified Nomination Notice, or any other communication by the Nominating Stockholder (including with respect to any group member), with the Corporation, its stockholders or any other person in connection with the nomination or election ceases to be true and accurate in all material respects (or due to a subsequent development omits a material fact necessary to make the statements made not misleading), or the Nominating Stockholder (including any group member) fails to continue to satisfy the eligibility requirements described in Section 17(d) of this Article

II, to promptly (and in any event within 48 hours of discovering such misstatement or omission) notify the Corporation and any other recipient of such communication of the misstatement or omission in such previously provided information and of the information that is required to correct the misstatement or omission; and

(iv)          An executed agreement, which must be submitted within seven (7) days of the Nominating Stockholder’s first submission of any information required by this Section 17 of this Article II, in a form determined to be satisfactory by the Board of Directors, or its designee, acting in good faith, by the Nominee: (A) to provide to the Corporation such other information, including completion of the Corporation’s director questionnaire, as it may reasonably request; (B) that the Nominee has read and agrees, if elected, to serve as a member of the Board of Directors, to adhere to the Corporation’s corporate governance guidelines and code of ethical conduct and any other Corporation policies and guidelines applicable to directors as adopted from time to time; and (C) covenant that the Nominee will promptly and fully disclose to the Corporation if the Nominee is or becomes a party to (1) any compensatory, payment or other financial agreement, arrangement or understanding with any person or entity in connection with service or action as a director of the Corporation, (2) any agreement, arrangement or understanding with any person or entity as to how the Nominee would vote or act on any issue or question as a director (a “Voting Commitment”) that has not been disclosed to the Corporation, or (3) any Voting Commitment that could limit or interfere with the Nominee’s ability to comply, if elected as a director of the Corporation, with its fiduciary duties under applicable law.

The information and documents required by this Section 17(e) of this Article II shall be: (i) provided with respect to and executed by each group member, in the case of information applicable to group members; and (ii) provided with respect to the persons specified in Instruction 1 to Items 6(c) and (d) of Schedule 14N (or any successor items) in the case of a Nominating Stockholder or group member that is an entity. The Qualified Nomination Notice shall be deemed submitted on the date on which all the information and documents referred to in this Section 17(e) of this Article II (other than such information and documents contemplated to be provided after the date the Qualified Nomination Notice is provided) have been delivered to or, if sent by mail, received by the Secretary of the Corporation.

(f)	Exceptions.

(i)          Notwithstanding anything to the contrary contained in Section 17of this Article II, the Corporation may omit from its proxy statement any Nominee and any information concerning such Nominee (including a Nominating Stockholder’s statement in support) and no vote on such Nominee will occur (notwithstanding that proxies in respect of such vote may have been received by the Corporation), and the Nominating Stockholder may not, after the last day on which a Qualified Nomination Notice would be timely, cure in any way any defect preventing the nomination of the Nominee, if: (A) the Nominating Stockholder or the designated lead group member, as applicable, or any qualified representative thereof, does not appear at the meeting of stockholders to present the nomination submitted pursuant to this Section 17 of this Article II or the Nominating Stockholder withdraws its nomination; (B) the Board of Directors, acting in good faith, determines that such Nominee’s nomination or election to the Board of Directors would result in the Corporation violating or failing to be in compliance with the By-Laws or Certificate of Incorporation or any applicable law, rule or regulation to which the

Corporation is subject, including any rules or regulations of any stock exchange on which the Corporation’s securities are traded; (C) the Nominee was nominated for election to the Board of Directors pursuant to this Section 17 of this Article II at one of the Corporation’s two (2) preceding Annual Meetings of stockholders and either withdrew or became ineligible or received a vote of less than 25% of the shares of Common Stock entitled to vote for such Nominee; (D) the Nominee has been, within the past three (3)-years, an officer or director of a competitor, as defined for purposes of Section 8 of the Clayton Antitrust Act of 1914, as amended; or (E) the Corporation is notified, or the Board of Directors acting in good faith determines, that a Nominating Stockholder has failed to continue to satisfy the eligibility requirements described in Section 17(d) of this Article II, any of the representations and warranties made in the Qualified Nomination Notice ceases to be true and accurate in all material respects (or omits a material fact necessary to make the statement not misleading), the Nominee becomes unwilling or unable to serve on the Board of Directors or any material violation or breach occurs of the obligations, agreements, representations or warranties of the Nominating Stockholder or the Nominee under this Section 17 of this Article II.

(ii)          Notwithstanding anything to the contrary contained in this Section 17 of this Article II, the Corporation may omit from its proxy statement, or may supplement or correct, any information, including all or any portion of the statement in support of the Nominee included in the Nomination Notice, if the Board of Directors in good faith determines that: (A) such information is not true in all material respects or omits a material statement necessary to make the statements made not misleading; (B) such information directly or indirectly impugns character, integrity or personal reputation of, or directly or indirectly makes charges concerning improper, illegal or immoral conduct or associations, without factual foundation, with respect to, any person; or (C) the inclusion of such information in the proxy statement would otherwise violate the SEC proxy rules or any other applicable law, rule or regulation.

(iii)          The Corporation may solicit against, and include in the proxy statement its own statement relating to, any Nominee.

ARTICLE III
DIRECTORS

Section 1.          Number; Classification and Election of Directors.

(a)          The Board of Directors shall consist of not less than three (3) members, the exact number of which shall be fixed from time to time by the Board of Directors. The directors, other than those who may be elected by the holders of any series of Preferred Stock, shall be classified, with respect to the time for which they severally hold office, into three (3) classes, as nearly equal in number as possible, designated Class I, Class II and Class III. The directors in Class I shall serve for an initial term expiring at the Corporation’s first Annual Meeting held after the Charter Amendment Effective Time (as defined in the Certificate of Incorporation), the directors in Class II shall serve for an initial term expiring at the Corporation’s second Annual Meeting held after the Charter Amendment Effective Time, and the directors in Class III shall serve for an initial term expiring at the Corporation’s third Annual Meeting held after the Charter Amendment Effective Time, with each director in a class to hold office  until  his  successor  is  elected  and  qualified,  or  until  such  director’s  earlier  death, resignation or removal. At the Corporation’s third Annual Meeting held after the Charter Amendment Effective Time and at each subsequent Annual Meeting of Stockholders of the Corporation, the directors (or successors) of the class of directors whose term expires at that meeting shall be elected to hold office for a term expiring at the Annual Meeting of Stockholders held in the third year following the year of their election, with each director in a class to hold office until his successor is elected and qualified, or until such director’s earlier death, resignation or removal.

(b)          Except as otherwise provided as to any series of Preferred Stock in the Certificate of Incorporation or in the resolution or resolutions adopted by the Board providing for the issuance of such stock, newly created directorships resulting from an increase in the number of authorized directors, and directorships eliminated as a result of a decrease in the number of authorized directors, shall be apportioned by the Board of Directors among Class I, Class II and Class III so that the number of directorships in Class I, Class II and Class III shall be as nearly equal as reasonably possible. No decrease in the number of authorized directors shall shorten the term of any incumbent director.

(c)          Except as provided in Section 2 of this Article III, a nominee for director shall be elected to the Board of Directors if the votes cast for such nominee’s election exceed the votes cast against such nominee’s election; provided, however, that directors shall be elected by a plurality of the votes cast at any meeting of stockholders for which the Secretary of the Corporation determines that the number of nominees exceeds the number of directors to be elected as of the record date of such meeting.

(d)          At least two-thirds of the directors shall consist of persons who are not employees of the Corporation or of any subsidiary of the Corporation, provided that there shall not be at any time more than two directors who are employees of the Corporation. Should the death, resignation or other removal of any nonemployee director result in the failure of the requirement set forth in the preceding sentence to be met, such requirement shall not apply during the time of the vacancy caused by the death, resignation or removal of any such non-employee director, and the remaining directors of the Corporation shall cause any such vacancy to be filled in accordance with these By-Laws within a reasonable period of time. At the Annual Meeting or a Special Meeting at which directors are to be elected in accordance with the Corporation’s notice of meeting, directors shall be elected in accordance with the requirements of these By-Laws and the Certificate of Incorporation.

(e)          To be eligible for election  or reelection and to be seated as a director of the Corporation, a person must agree in advance to abide by (i) the Corporation’s director resignation policy applicable to any director who fails to receive the required number of votes for reelection in connection with the Company’s majority voting requirements and (ii) the applicable corporate governance, trading, conflict of interest and confidentiality policies and guidelines of the Corporation applicable to directors.

Section 2.          Vacancies.          Except as otherwise provided as to any series of Preferred Stock in the Certificate of Incorporation or in the resolution or resolutions adopted by the Board providing for the issuance of such stock, vacancies on the Board of Directors arising from a director’s death, resignation or removal and newly created directorships resulting from an increase in the number of authorized directors may be filled by a majority of the directors then in office, though less than a quorum, or by a sole remaining director. Any director chosen in accordance with the preceding sentence shall hold office until the next election of the class for which such director shall have been chosen, and until his or her successor shall be elected and qualified. Unless otherwise required by law or the Certificate of Incorporation, vacancies on any committee of the Board of Directors arising from the death, resignation or removal of a member of the committee and newly created committee memberships resulting from an increase in the number of authorized members of the committee shall be filled only by a majority of the directors then in office, though less than a quorum, or by a sole remaining director and any member of a committee of the Board of Directors so chosen shall hold office until his or her successor is duly appointed by the Board of Directors or until his or her earlier death, resignation or removal.

Section 3.          Duties and Powers.          The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Certificate of Incorporation or by these By-Laws required to be exercised or done by the stockholders.

Section 4.          Meetings.          The Board of Directors and any committee thereof may hold meetings, both regular and special, either within or without the State of Delaware. Regular meetings of the Board of Directors or any committee thereof may be held without notice at such time and at such place as may from time to time be determined by the Board of Directors or such committee, respectively. Special Meetings of the Board of Directors may be called by the Chairman or by a majority of the directors. Special Meetings of any committee of the Board of Directors may be called by the Chairman of such committee, if there be one, or a majority of the directors serving on such committee. Notice thereof stating the place, date and hour of the meeting shall be given to each director (or, in the case of a committee, to each member of such committee) either by mail not less than forty-eight (48) hours before the date of the meeting, by telephone, telegram or electronic means on twenty-four (24) hours’ notice, or on such shorter notice as the person or persons calling such meeting may deem necessary or appropriate in the circumstances.

Section 5.          Organization.          At each meeting of the Board of Directors or any committee thereof, the Chairman of the Board of Directors or the Chairman of such committee, as the case may be, or, in his or her absence or if there be none, the Vice Chairman of the Board of Directors or the Vice Chairman of such committee, if there be one, or another director chosen by a majority of the directors present, shall act as chairman of the meeting. Except as provided below, the Secretary of the Corporation shall act as secretary at each meeting of the Board of Directors and of each committee thereof. In case the Secretary shall be absent from any meeting of the Board of Directors or of any committee thereof, an Assistant Secretary shall perform the duties of secretary at such meeting; and in the absence from any such meeting of the Secretary and all the Assistant Secretaries, the chairman of the meeting may appoint any person to act as secretary of the meeting. Notwithstanding the foregoing, the members of each committee of the Board of Directors may appoint any person to act as secretary of any meeting of such committee and the Secretary or any Assistant Secretary of the Corporation may, but need not if such committee so elects, serve in such capacity.

Section 6.          Resignations and Removals of Directors. Any Section 6. director of the Corporation may resign from the Board of Directors or any committee thereof at any time, by giving notice in writing or by electronic transmission to the Chairman of the Board of Directors, the Chief Executive Officer or the Secretary of the Corporation and, in the case of a committee, to the Chairman of such committee, if there be one. Such resignation shall take effect at the time therein specified or, if no time is specified, immediately; and, unless otherwise specified in such notice, the acceptance of such resignation shall not be necessary to make it effective. Except as otherwise required by applicable law and subject to the rights, if any, of the holders of shares of preferred stock then outstanding, any director or the entire Board of Directors may be removed from office at any time by the affirmative vote of the holders of at least a majority in voting power of the issued and outstanding capital stock of the Corporation entitled to vote in the election of directors; provided that if the director serving as Chairman of the Board of Directors is an Independent Director (as defined in the Corporation’s Certificate of Incorporation) then such director, or if the Chairman of the Board of Directors is not an Independent Director then the director serving as Lead Independent Director, may only be removed as a director with the affirmative vote of the holders of a majority of the shares of Class A Common Stock excluding Permitted Holders and Affiliated Persons. Any director serving on a committee of the Board of Directors may be removed from such committee at any time by the Board of Directors. “Permitted Holder” shall mean (i) Jerry Moyes, Vickie Moyes and their respective estates, executors and conservators, (ii) any trust (including the trustee thereof) established for the benefit of Jerry Moyes, Vickie Moyes or any children (including adopted children) thereof, (iii) any such children upon transfer from Jerry Moyes or Vickie Moyes, or upon distribution from any such trust or from the estates of Jerry Moyes or Vickie Moyes and (iv) any corporation, limited liability company or partnership the sole stockholders, members or partners of which are Permitted Holders. “Affiliated Person” means any entity (other than the Corporation or any subsidiary of the Corporation) of which more than 10% of the capital stock or other equity interests or voting power of which is held by one or more Permitted Holders, and any director, officer or employee hereof.

Section 7.          Quorum.          Except as otherwise required by law, the Certificate of Incorporation, these By-Laws or the rules and regulations of any securities exchange or quotation system on which the Corporation’s securities are listed or quoted for trading, at all meetings of the Board of Directors or any committee thereof, a majority of the entire Board of Directors or a majority of the directors constituting such committee, as the case may be, shall constitute a quorum for the transaction of business and the act of a majority of the directors or committee members present at any meeting at which there is a quorum shall be the act of the Board of Directors or such committee, as applicable. If a quorum shall not be present at any meeting of the Board of Directors or any committee thereof, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting of the time and place of the adjourned meeting, until a quorum shall be present.

Section 8.          Actions of the Board by Written Consent.          Unless otherwise provided in the Certificate of Incorporation or these By-Laws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all the members of the Board of Directors or such committee, as the case may be, consent thereto in writing or by electronic transmission, and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board of Directors or such committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

Section 9.          Meetings by Means of Conference Telephone.          Unless otherwise provided in the Certificate of Incorporation or these By-Laws, members of the Board of Directors of the Corporation, or any committee thereof, may participate in a meeting of the Board of Directors or such committee by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Section 9 shall constitute presence in person at such meeting.

Section 10.          Committees.          The Board of Directors may designate one or more committees, each committee to consist of one or more of the directors of the Corporation. Each member of a committee must meet the requirements for membership, if any, imposed by applicable law and the rules and regulations of any securities exchange or quotation system on which the securities of the Corporation are listed or quoted for trading. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of any such committee. Subject to the rules and regulations of any securities exchange or quotation system on which the securities of the Corporation are listed or quoted for trading, in the absence or disqualification of a member of a committee, and in the absence of a designation by the Board of Directors of an alternate member to replace the absent or disqualified member, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another qualified member of the Board of Directors to act at the meeting in the place of any absent or disqualified member. Any committee, to the extent permitted by law and provided in the resolution establishing such committee, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it. Each committee shall keep regular minutes and report to the Board of Directors when required. Notwithstanding anything to the contrary contained in this Article III, the resolution of the Board of Directors establishing any committee of the Board of Directors and/or the charter of any such committee may establish requirements or procedures relating to the governance and/or operation of such committee that are different from, or in addition to, those set forth in these By-Laws and, to the extent that there is any inconsistency between these By-Laws and any such resolution or charter, the terms of such resolution or charter shall be controlling.

The following shall be standing committees of the Board of Directors:

(a)          Executive Committee. The Executive Committee shall consist of the Chairman of the Board of Directors and at least one director who is not an officer of the Corporation, who shall be appointed annually by the Board of Directors, and who shall continue to serve until his successor is appointed. The Committee shall act as an Executive Committee of the Board of Directors, except when the Board of Directors is in session, and shall have and exercise all powers that the Board of Directors may exercise or lawfully delegate. A quorum of the Committee for the transaction of business shall be a majority of its members, including not less than one director who is not an officer of the Corporation. The powers of the Executive Committee shall not include the power:

(i)           to authorize distributions;

(ii)          to the extent permitted by the General Corporation Law of the State of  Delaware  (the  “DGCL”),  to  approve  or  submit  to  stockholders  any action  that  requires stockholders approval under the DGCL, the Certificate of Incorporation or these By-Laws;

(iii)          to fill vacancies on the Board of Directors or any committee;

(iv)          to amend the Certificate of Incorporation (except that the Executive Committee may, to the extent authorized in the resolution or resolutions providing for the issuance of shares of stock adopted by the Board of Directors, fix the designations and any of the preferences or rights of such shares relating to dividends, redemption, dissolution, any distribution of assets of the Corporation or the conversion into, or the exchange of such shares for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the Corporation or fix the number of shares of any series of stock or authorize the increase or decrease of the shares of any series);

(v)          to approve an agreement and plan of merger or consolidation not requiring stockholder approval;

(vi)         to  the  extent  permitted  by  the  DGCL,  to  recommend  to  the stockholders the sale, lease or exchange of all or substantially all of the Corporation’s property and assets;

(vii)          to the extent permitted by the DGCL, to recommend to the stockholders a dissolution of the Corporation or a revocation of a dissolution;

(viii)	to adopt, amend or repeal these By-laws; and

(ix)          to fix the compensation of directors serving on the Board or on any committee.

(b)          Audit Committee. The Audit Committee shall consist of not less than three (3) directors, none of whom are employees, officers, or stockholders holding 10% or more of all of the votes entitled to be cast by holders of all of the outstanding shares of Common Stock. All members of the Audit Committee shall be determined by the Board of Directors to be independent, as that standard is defined in Rule 303A.02 under the NYSE Listed Company Manual, as such rule may be amended, supplemented or replaced from time to time. The Board of Directors shall adopt and maintain a written charter specifying the Audit Committee’s duties, which shall include assisting the Corporation to ensure the fairness and accuracy of the Corporation’s financial statements and the existence of adequate internal financial controls, and the independence of the independent public accountants engaged to audit the Corporation’s financial statements and books and records and to render financial reports concerning the Corporation and its subsidiaries. The Audit Committee shall prepare a report, as required by the United States Securities and Exchange Commission (“SEC”) for inclusion in the Corporation’s annual proxy statement. Each member of the Audit Committee shall have a general familiarity with the requirements of financial reporting and accountability, and at least one member of the

 Audit Committee shall be a “financial expert,” as defined in Section 303A of the NYSE Listed Company Manual, as such section may be amended, supplemented or replaced from time to time.

(c)          Nominating and Corporate Governance Committee. The Nominating Committee shall consist of not less than two directors, none of whom are employees, officers, or stockholders holding 10% or more of all of the votes entitled to be cast by holders of all of the outstanding shares of Common Stock. All members of the Nominating Committee shall be determined by the Board to be independent, as that standard is defined in Rule 303A.02 under the NYSE Listed Company Manual, as such rule may be amended, supplemented or replaced from time to time. The Board of Directors shall adopt a written charter specifying the Nominating Committee’s duties, which will include, at minimum, that the Nominating Committee shall (i) identify individuals qualified to become directors and assist the Board of Directors in selecting nominees for the Annual Meeting of Stockholders and (ii) recommend to the Board of Directors measures for appropriate corporation governance that comply with all corporate governance rules and standards applied by the NYSE and the SEC.

(d)          Compensation Committee. The Compensation Committee shall consist of not less than two directors who are not employees, officers, or stockholders holding 10% or more of all of the votes entitled to be cast by holders of all of the outstanding shares of Common Stock. All members of the Compensation Committee shall be determined by the Board to be independent, as that standard is defined in Rule 303A.02 under the NYSE Listed Company Manual, as such rule may be amended, supplemented or replaced from time to time. The Board of Directors shall adopt and maintain a written charter specifying the Compensation Committee’s duties, which will include, at minimum, that the Compensation Committee shall review and approve corporate goals and objectives relevant to compensation of the Chief Executive Officer (“CEO”), evaluate the CEO’s performance in light of those goals and objectives, and, either as a committee or together with the other independent directors (as directed by the Board of Directors), determine and approve the CEO’s compensation level based on the evaluation; make recommendations to the Board of Directors with respect to non-CEO compensation; assist in the development and implementation of a management succession plan, and produce a Compensation Committee report on executive compensation as required by the SEC to be included in the Corporation’s annual proxy statement or annual report.

Section 11.          Compensation.          Any officer or employee of the Corporation serving as a director or any member of any committee shall serve without compensation; however, they shall be reimbursed for the necessary expenses incurred in the execution of their duties. Independent directors who are not employees of the Corporation may receive such compensation as the Board of Directors, from time to time, determines appropriate. Nothing in these By-Laws shall preclude the paying by the Corporation of a salary or other compensation to an officer or employee who is also a director.

Section 12.          Interested Directors.          No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association or other organization in which one or more of its directors or officers are directors or officers or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because any such director’s or officer’s vote is counted for such purpose if: (i) the material facts as to the director’s or officer’s relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (ii) the material facts as to the director’s or officer’s relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (iii) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified by the Board of Directors, a committee thereof or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction. In addition to the foregoing, any contract or transaction with a Permitted Holder or Affiliated Person shall be subject to the provisions of Article SIXTH of the Certificate of Incorporation.

Section 13.          Chairman of the Board of Directors.          The Chairman of the Board of Directors shall be elected by the Board of Directors from among its members, and shall not be the Chief Executive Officer or other employee of the Corporation. In addition, so long as the CEO (or if there is no CEO then the person performing the duties of the CEO) is a Permitted Holder or Affiliated Person (as such terms are defined in the Company’s Certificate of Incorporation), the Chairman shall be an Independent Director (as defined in the Company’s Certificate of Incorporation). The Chairman of the Board of Directors shall preside at all meetings of the stockholders and of the Board of Directors at which he is present. In the absence or disability of the Chairman of the Board, the duties of the Chairman of the Board (including presiding at meetings of the Board of Directors and at meetings of the stockholders of the Corporation) shall be performed and the authority of the Chairman of the Board may be exercised by the Lead Independent Director, if there be one, or another independent director designated for this purpose by the Board of Directors. The Chairman of the Board of Directors shall also perform such other duties and may exercise such other powers as may from time to time be assigned by these By-Laws or by the Board of Directors, and shall have the authority to sign such contracts, certificates and other instruments of the Corporation as may be authorized by the Board of Directors. The Chairman of the Board of Directors, if an Independent Director, may be removed from his office as Chairman only with the affirmative vote of a majority of the Independent Directors and only for the following reasons: (1) gross negligence or willful misconduct with respect to the Corporation, (2) breach of a fiduciary duty to the Corporation and its stockholders or (3) a determination by a majority of the Independent Directors that the Chairman is not fulfilling his or her responsibilities in a manner that is in the best interests of the Corporation and its stockholders.

Section 14.          Lead Independent Director.           If the Board of Directors appoints as Chairman a director who is not an Independent Director, then at the same time as such appointment, the Board of Directors shall appoint an Independent Director to be the “Lead Independent Director”. The Lead Independent Director shall perform such duties and may exercise such powers as may from time to time be assigned by these By-Laws or by the Board of Directors, and shall have the authority to sign such contracts, certificates and other instruments of the Corporation as may be authorized by the Board of Directors. The Lead Independent Director

may be removed from his office as Lead Independent Director only with the affirmative vote of a majority of the Independent Directors and only for the following reasons: (1) gross negligence or willful misconduct with respect to the Corporation, (2) breach of a fiduciary duty to the Corporation and its stockholders or (3) a determination by a majority of the Independent Directors that the Lead Independent Director is not fulfilling his or her responsibilities in a manner that is in the best interests of the Corporation and its stockholders.

Section 15.          Vice Chairman.          The Board of Directors may elect from its members a Vice Chairman of the Board of Directors, to serve as Chairman of the Board in the absence or unavailability of the Chairman, or for any other reason.

ARTICLE IV
OFFICERS

Section 1.          General.          The officers of the Corporation shall be chosen by the Board of Directors and shall be a CEO, a President, a Secretary and a Treasurer. The Board of Directors, in its discretion, also may choose a Chief Administrative Officer (“CAO”), a Chief Financial Officer (“CFO”) and one or more Assistant CAOs, Assistant CFOs, Vice Presidents, Assistant Secretaries, Assistant Treasurers and other officers as may be determined by the Board of Directors. Any number of offices may be held by the same person, unless otherwise prohibited by law, the Certificate of Incorporation or these By-Laws. The officers of the Corporation need not be stockholders of the Corporation.

Section 2.          Election.          The Board of Directors, at its first meeting held after each Annual Meeting of Stockholders (or action by written consent of stockholders in lieu of the Annual Meeting of Stockholders), shall elect the officers of the Corporation who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors; and each officer of the Corporation shall hold office until such officer’s successor is elected and qualified, or until such officer’s earlier death, resignation or removal. Any officer elected by the Board of Directors may be removed at any time by the Board of Directors. Any vacancy occurring in any office of the Corporation shall be filled by the Board of Directors. The salaries of all officers of the Corporation shall be fixed by the Board of Directors.

Section 3.          Voting Securities Owned by the Corporation.          Powers of attorney, proxies, waivers of notice of meeting, consents and other instruments relating to securities owned by the Corporation may be executed in the name of and on behalf of the Corporation by the President or any Vice President or any other officer authorized to do so by the Board of Directors and any such officer may, in the name of and on behalf of the Corporation, take all such action as any such officer may deem advisable to vote in person or by proxy at any meeting of security holders of any corporation in which the Corporation may own securities and at any such meeting shall possess and may exercise any and all rights and power incident to the ownership of such securities and which, as the owner thereof, the Corporation might have exercised and possessed if present. The Board of Directors may, by resolution, from time to time confer like powers upon any other person or persons.

Section 4.          Chief Executive Officer.          The CEO shall, subject to the control of the Board of Directors and the Chairman of the Board of Directors, have general supervision of the business of the Corporation and shall see that all orders and resolutions of the Board of Directors are carried into effect. The CEO shall execute all bonds, mortgages, contracts and other instruments of the Corporation requiring a seal, under the seal of the Corporation, except where required or permitted by law to be otherwise signed and executed and except that the other officers of the Corporation may sign and execute documents when so authorized by these By-Laws, the Board of Directors or the CEO. The CEO shall also perform such other duties and may exercise such other powers as may from time to time be assigned to such officer by these By-Laws or by the Board of Directors, subject to the provisions of the Certificate of Incorporation and these By-Laws. If and so long as the Chairman is a Permitted Holder or an Affiliated Person, the CEO (or if there is no CEO, then the person performing the duties of the CEO) shall not be a Permitted Holder or an Affiliated Person.

Section 5.          President.          The President shall do and perform such duties and have such powers as from time to time may be assigned to such officer by these By-Laws or by the Board of Directors or the Chief Executive Officer, subject to the provisions of the Certificate of Incorporation and these By-Laws. The President may sign and execute all authorized contracts, checks, and other instruments or obligations in the name of the Corporation. The President, in the event of the absence or inability of the Chairman (or Vice Chairman, if any) and Chief Executive Officer to act, shall have all the powers of both officers.

Section 6.          Vice Presidents.          The Board of Directors may, at its option, elect one or more Vice-Presidents, who shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors or the Chief Executive Officer.

Section 7.          Chief Administrative Officer.          The Board of Directors may, at its option, elect a CAO. Subject to the authority of the Board of Directors, the CEO, and the President, the CAO shall have general oversight and review powers over the conduct of the business and affairs of all departments, divisions, and regions of the Corporation and its subsidiaries, if any. The CAO shall periodically report to the CEO, President, and the Board of Directors, as requested. The CAO shall perform such other duties as from time to time may be assigned to him by the CEO, the President, or the Board of Directors.

Section 8.          Chief Financial Officer; Treasurer.  The office of Chief Financial Officer, and the office of Treasurer, if any, may be occupied by the same person or by different persons. The Chief Financial Officer and the Treasurer shall have custody of all the funds and securities of the Corporation, subject to all applicable internal controls. The Chief Financial Officer and the Treasurer may endorse on behalf of the Corporation for collection, checks, notes and other obligations, and shall deposit the same to the credit of the Corporation in such bank or banks or depositories as the Board of Directors may designate. The Chief Financial Officer and the Treasurer may (i) sign receipts and vouchers for payments made to the Corporation and (ii) sign checks made by the Corporation and pay out and dispose of the same under the direction of the Board, the Chief Executive Officer or the President. The Chief Financial Officer and the Treasurer shall perform other duties and have such powers as from time to time may be assigned to them by the Board of Directors or the Chief Executive Officer.

Section 10.          Secretary.          The Secretary shall keep the minutes of all proceedings of the Board and the minutes of all meetings of stockholders. The Secretary may hold any other position to which he has been appointed. The Secretary may sign with the President, in the name of the Corporation, all contracts authorized by the Board, and shall have authority to attest to the authority of the Corporation to act and, if necessary, affix the seal (or other mark) of the Corporation thereto. He shall have charge of all certificate books and such other books and papers as the Board may direct. The Secretary shall perform such duties and have such powers as from time to time may be assigned to him by the Board of Directors or the Chief Executive Officer. In general, the Secretary shall perform all duties incident to the office of Secretary and such other duties as from time to time may be assigned to him or her by the CEO or the Board of Directors.

Section 14.          Combination of Offices.          Any two of the offices hereinabove enumerated may be held by one and the same person, if such person is so elected or appointed.

Section 15.          Other Officers.          Such other officers as the Board of Directors or the CEO may choose shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors or the CEO. The Board of Directors or the CEO may delegate to any other officer of the Corporation the power to choose such other officers and to prescribe their respective duties and powers.

ARTICLE V
STOCK

Section 1.          Shares of Stock.          The shares of capital stock of the Corporation may be represented by a certificate or may be uncertificated. Notwithstanding the foregoing, every holder of capital stock of the Corporation theretofore represented by certificates and, upon request, every holder of uncertificated shares, shall be entitled to have a certificate for shares of capital stock of the Corporation signed by, or in the name of the Corporation by, (a) the Chairman of the Board, the Vice Chairman of the Board, the Chief Executive Officer, the President or any Executive Vice President, and (b) the Chief Financial Officer, the Secretary or an Assistant Secretary, certifying the number of shares owned by such stockholder in the Corporation.

Section 2.          Signatures.          Any or all of the signatures on a certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.

Section 3.          Lost Certificates.          The Board of Directors may direct a new certificate or uncertificated shares be issued in place of any certificate theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issuance of a new certificate or uncertificated shares, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate, or such owner’s legal representative, to advertise the same in such manner as the Board of Directors shall require and/or to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation on account of the alleged loss, theft or destruction of such certificate or the issuance of such new certificate or uncertificated shares.

Section 4.          Transfers.          Stock of the Corporation shall be transferable in the manner prescribed by applicable law and in these By-Laws. Transfers of stock shall be made on the books of the Corporation, and in the case of certificated shares of stock, only by the person named in the certificate or by such person’s attorney lawfully constituted in writing and upon the surrender of the certificate therefor, properly endorsed for transfer and payment of all necessary transfer taxes; or, in the case of uncertificated shares of stock, upon receipt of proper transfer instructions from the registered holder of the shares or by such person’s attorney lawfully constituted in writing, and upon payment of all necessary transfer taxes and compliance with appropriate procedures for transferring shares in uncertificated form; provided, however, that such surrender and endorsement, compliance or payment of taxes shall not be required in any case in which the officers of the Corporation shall determine to waive such requirement. With respect to certificated shares of stock, every certificate exchanged, returned or surrendered to the Corporation shall be marked “Cancelled,” with the date of cancellation, by the Secretary or Assistant Secretary of the Corporation or the transfer agent thereof. No transfer of stock shall be valid as against the Corporation for any purpose until it shall have been entered in the stock records of the Corporation by an entry showing from and to whom transferred.

Section 5.          Dividend Record Date.          In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty (60) days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

Section 6.          Record Owners.          The  Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise required by law.

Section 7.          Transfer and Registry Agents. The Corporation may from time to time maintain one or more transfer offices or agencies and registry offices or agencies at such place or places as may be determined from time to time by the Board of Directors.

ARTICLE VI
NOTICES

Section 1.          Notices.          Whenever written notice is required by law, the Certificate of Incorporation or these By-Laws, to be given to any director, member of a committee or stockholder, such notice may be given by mail, addressed to such director, member of a committee or stockholder, at such person’s address as it appears on the records of the Corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail. Without limiting the manner by which notice otherwise may be given effectively to stockholders, any notice to stockholders given by the Corporation under applicable law, the Certificate of Incorporation or these By-Laws shall be effective if given by a form of electronic transmission if consented to by the stockholder to whom the notice is given. Any such consent shall be revocable by the stockholder by written notice to the Corporation. Any such consent shall be deemed to be revoked if (i) the Corporation is unable to deliver by electronic transmission two (2) consecutive notices by the Corporation in accordance with such consent and (ii) such inability becomes known to the Secretary or Assistant Secretary of the Corporation or to the transfer agent, or other person responsible for the giving of notice; provided, however, that the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action. Notice given by electronic transmission, as described above, shall be deemed given: (i) if by facsimile telecommunication, when directed to a number at which the stockholder has consented to receive notice; (ii) if by electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice; (iii) if by a posting on an electronic network, together with separate notice to the stockholder of such specific posting, upon the later of (A) such posting and (B) the giving of such separate notice; and (iv) if by any other form of electronic transmission, when directed to the stockholder. Notice to directors or committee members may be given personally or by telegram, telex, cable or by means of electronic transmission.

Section 2.          Waivers of Notice.          Whenever any notice is required by applicable law, the Certificate of Incorporation or these By-Laws, to be given to any director, member of a committee or stockholder, a waiver thereof in writing, signed by the person or persons entitled to notice, or a waiver by electronic transmission by the person or persons entitled to notice, whether before or after the time stated therein, shall be deemed equivalent thereto. Attendance of a person at a meeting, present in person or represented by proxy, shall constitute a waiver of notice of such meeting, except where the person attends the meeting for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any Annual or Special Meeting of Stockholders or any regular or Special Meeting of the directors or members of a committee of directors need be specified in any written waiver of notice unless so required by law, the Certificate of Incorporation or these By-Laws.
ARTICLE VII
GENERAL PROVISIONS

Section 1.          Dividends.          Dividends upon the capital stock of the Corporation, subject to the requirements of the DGCL and the provisions of the Certificate of Incorporation, if any, may be declared by the Board of Directors at any regular or Special Meeting of the Board of Directors

(or any action by written consent in lieu thereof in accordance with Section 8 of Article III hereof), and may be paid in cash, in property, or in shares of the Corporation’s capital stock. Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Board of Directors from time to time, in its absolute discretion, deems proper as a reserve or reserves to meet contingencies, or for purchasing any of the shares of capital stock, warrants, rights, options, bonds, debentures, notes, scrip or other securities or evidences of indebtedness of the Corporation, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for any proper purpose, and the Board of Directors may modify or abolish any such reserve.

Section 2.          Disbursements.          All checks or demands for money and notes of the Corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

Section 3.          Fiscal Year.                The fiscal year of the Corporation shall be fixed by resolution of the Board of Directors.

Section 4.          Corporate Seal.          The corporate seal shall be in the form determined by the Board of Directors.

ARTICLE VIII
INDEMNIFICATION

Section 1.          Power to Indemnify in Actions, Suits or Proceedings other than Those by or in the Right of the Corporation.          Subject to Section 3 of this Article VIII, the Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation), by reason of the fact that such person is or was a director or officer of the Corporation, or is or was a director or officer of the Corporation serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person’s conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that such person’s conduct was unlawful.

Section 2.          Power to Indemnify in Actions, Suits or Proceedings by or in the Right of the Corporation.          Subject to Section 3 of this Article VIII, the Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the Corporation, or is or was a director or officer of the Corporation serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery of the State of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

Section 3.          Authorization of Indemnification.          Any indemnification under this Article VIII (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the present or former director or officer is proper in the circumstances because such person has met the applicable standard of conduct set forth in Section 1 or Section 2 of this Article VIII, as the case may be. Such determination shall be made, with respect to a person who is a director or officer at the time of such determination, (i) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, or (ii) by a committee of such directors designated by a majority vote of such directors, even though less than a quorum, or (iii) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion or (iv) by the stockholders. Such determination shall be made, with respect to former directors and officers, by any person or persons having the authority to act on the matter on behalf of the Corporation. To the extent, however, that a present or former director or officer of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding described above, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith, without the necessity of authorization in the specific case.

Section 4.          Good Faith Defined.          For purposes of any determination under Section 3 of this Article VIII, a person shall be deemed to have acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, or, with respect to any criminal action or proceeding, to have had no reasonable cause to believe such person’s conduct was unlawful, if such person’s action is based on the records or books of account of the Corporation or another enterprise, or on information supplied to such person by the officers of the Corporation or another enterprise in the course of their duties, or on the advice of legal counsel for the Corporation or another enterprise or on information or records given or reports made to the Corporation or another enterprise by an independent certified public accountant or by an appraiser or other expert selected with reasonable care by the Corporation or another enterprise. The provisions of this Section 4 shall not be deemed to be exclusive or to limit in any way the circumstances in which a person may be deemed to have met the applicable standard of conduct set forth in Section 1 or Section 2 of this Article VIII, as the case may be.

Section 5.          Indemnification by a Court.          Notwithstanding any contrary determination in the specific case under Section 3 of this Article VIII, and notwithstanding the absence of any determination thereunder, any director or officer may apply to the Court of Chancery of the State of Delaware or any other court of competent jurisdiction in the State of Delaware for indemnification to the extent otherwise permissible under Section 1 or Section 2 of this Article VIII. The basis of such indemnification by a court shall be a determination by such court that indemnification of the director or officer is proper in the circumstances because such person has met the applicable standard of conduct set forth in Section 1 or Section 2 of this Article VIII, as the case may be. Neither a contrary determination in the specific case under Section 3 of this Article VIII nor the absence of any determination thereunder shall be a defense to such application or create a presumption that the director or officer seeking indemnification has not met any applicable standard of conduct. Notice of any application for indemnification pursuant to this Section 5 shall be given to the Corporation promptly upon the filing of such application. If successful, in whole or in part, the director or officer seeking indemnification shall also be entitled to be paid the expense of prosecuting such application.

Section 6.          Expenses Payable in Advance.          Expenses (including  attorneys’  fees) incurred by a director or officer in defending any civil, criminal, administrative or investigative action, suit or proceeding shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation as authorized in this Article VIII. Such expenses (including attorneys’ fees) incurred by former directors and officers or other employees and agents may be so paid upon such terms and conditions, if any, as the Corporation deems appropriate.

Section 7.          Non-exclusivity of Indemnification and Advancement of Expenses. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article VIII shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under the Certificate of Incorporation, these By-Laws, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office, it being the policy of the Corporation that indemnification of the persons specified in Section 1 and Section 2 of this Article VIII shall be made to the fullest extent permitted by law. The provisions of this Article VIII shall not be deemed to preclude the indemnification of any person who is not specified in Section 1 or Section 2 of this Article VIII but whom the Corporation has the power or obligation to indemnify under the provisions of the DGCL, or otherwise.

Section 8.          Insurance.          The Corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the Corporation, or is or was a director or officer of the Corporation serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the Corporation would have the power or the obligation to indemnify such person against such liability under the provisions of this Article VIII.

Section 9.          Certain Definitions.          For purposes of this Article VIII, references to “the Corporation” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors or officers, so that any person who is or was a director or officer of such constituent corporation, or is or was a director or officer of such constituent corporation serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Article VIII with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued. The term “another enterprise” as used in this Article VIII shall mean any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise of which such person is or was serving at the request of the Corporation as a director, officer, employee or agent. For purposes of this Article VIII, references to “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to “serving at the request of the Corporation” shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director or officer with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the Corporation” as referred to in this Article VIII.

Section 10.          Survival of Indemnification and Advancement of Expenses.          The indemnification and advancement of expenses provided by, or granted pursuant to, this Article VIII shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person.

Section 11.          Limitation on Indemnification.          Notwithstanding anything contained in this Article VIII to the contrary, except for proceedings to enforce rights to indemnification (which shall be governed by Section 5 of this Article VIII), the Corporation shall not be obligated to indemnify any director or officer (or his or her heirs, executors or personal or legal representatives) or advance expenses in connection with a proceeding (or part thereof) initiated by such person unless such proceeding (or part thereof) was authorized or consented to by the Board of Directors of the Corporation.

Section 12.          Indemnification of Employees and Agents.          The Corporation may, to the extent authorized from time to time by the Board of Directors, provide rights to indemnification and to the advancement of expenses to employees and agents of the Corporation similar to those conferred in this Article VIII to directors and officers of the Corporation.

ARTICLE IX
AMENDMENTS

Section 1.          Amendments.          In furtherance and not in limitation of the powers conferred upon it by the laws of the State of Delaware, the Board of Directors shall have the power to adopt, amend, alter or repeal the Corporation’s By-Laws. The affirmative vote of at least a majority vote of the directors present at any meeting of the Board of Directors at which a quorum is present shall be required to adopt, amend, alter or repeal the Corporation’s By-Laws. The

Corporation’s By-Laws also may be adopted, amended, altered or repealed by the affirmative vote of the holders of at least two-thirds of the voting power of the shares entitled to vote in connection with the election of directors of the Corporation~~, provided that, notwithstanding anything to the contrary in the Certificate of Incorporation or in these By-Laws (including, without limitation, any other provision of this Article IX, Section 1), Article III Section 1(d), Article III Section 6, the last sentence of Article III Section 12, Article III Section 13, Article III Section 14, Article IV Section 1, Article IV Section 4 and this sentence can only be amended, altered or repealed with the affirmative vote of the holders of a majority of Class A Common Stock excluding Permitted Holders or Affiliated Persons~~.

Section 2.          Entire Board of Directors.          As used in this Article IX and in these By-Laws generally, the term “entire Board of Directors” means the total number of directors which the Corporation would have if there were no vacancies.

KNIGHT-SWIFT TRANSPORTATION HOLDINGS INC. ATTN: PROXY DEPT. 20002 NORTH 19TH AVENUE PHOENIX, AZ 85027
VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Knight-Swift Transportation Holdings Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS
If you would like to reduce the costs incurred by Knight-Swift Transportation Holdings Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards, and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	E41849-P07012	KEEP THIS PORTION FOR YOUR RECORDS
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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
KNIGHT- SWIFT TRANSPORTATION HOLDINGS INC.
The Board of Directors recommends a vote FOR Proposals 1 through 6.		For All	Withhold All	For All Except	To withhold authority to vote for any individual Class I Nominee(s), mark “For All Except” and write the number(s) of the Class I Nominee(s) on the line below.

Proposal No. 1:	Election of Class I Directors, each director to serve a term of three years. NOMINEES: 01 – Gary Knight 02 – Kathryn Munro	☐	☐	☐

		For	Against	Abstain		For	Against	Abstain

Proposal No. 2: Advisory, non-binding vote to approve executive compensation.		☐	☐	☐	Proposal No. 5: Amendments to our by-laws to eliminate legacy provisions that require a majority vote of our stockholders, excluding the Moyes Stockholders, to amend certain provisions of our by-laws.	☐	☐	☐

Proposal No. 3: Amendments to our second amended and restated certificate of incorporation (the "Certificate of Incorporation") to eliminate (i) the Company's authority to re-issue shares of multiple-vote Class B common stock that were previously held by Jerry Moyes, the founder and former Chief Executive Officer of Swift Transportation Company and current director of the Company, and his family and their respective affiliates (collectively, the "Moyes Stockholders") before the 2017 Merger of Knight Transportation, Inc. and Swift Transportation Company, and (ii) the terms and provisions associated with the Class B common stock.
		☐	☐	☐
					Proposal No. 6: Ratification of the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for fiscal year 2018.	☐	☐	☐

The Board of Directors recommends a vote AGAINST Proposal 7.

Proposal No. 4: Amendments to our Certificate of Incorporation to eliminate legacy provisions that require a majority vote of our stockholders, excluding the Moyes Stockholders, to approve certain corporate actions.
		☐	☐	☐	Proposal No. 7: Stockholder proposal regarding independent Board chairperson, if properly presented.	☐	☐	☐

For address changes and/or comments, please check this box and write them on the back where indicated.				☐
Other Action: In their discretion, the proxies are also authorized to vote upon such other matters as may properly come before the annual meeting or any adjournments thereof.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. Your signature below should conform to the name in which the shares are held. When shares are held by joint tenants, both must sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX]		Date			Signature (Joint Owners)	Date

As a Knight-Swift Transportation Holdings Inc. stockholder, you can view the stockholder account on a secured Internet website.

By accessing EQ Shareowner Online at www.shareowneronline.com, you can view the account profile, stock detail, and historical stock price information. You can also change your address.

In addition, you can use this site to consent to future access to Knight-Swift's annual reports and proxy materials electronically via the Internet.

Knight-Swift also provides access to stockholder information, including its annual report and proxy statement, through its website at www.knight-swift.com.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Combined Document is available at www.proxyvote.com.

Detach here from proxy card	E41850-P07012

Knight-Swift Transportation Holdings Inc.
20002 North 19th Avenue
Phoenix, Arizona 85027

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE 2018 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD
Thursday, May 31, 2018, 8:30 A.M., Local Time

By executing this Proxy, the stockholder constitutes and appoints the President and Chief Executive Officer, David Jackson, and the Chief Financial Officer and Treasurer, Adam Miller, and each of them, as proxies for the stockholder (or if only one proxy is present, that one shall have all power granted herein), with full power of substitution, who may, and by a majority of such proxies, represent the stockholder and vote all shares of Class A common stock that the stockholder is entitled to vote at the Annual Meeting of Stockholders of Knight-Swift Transportation Holdings Inc. to be held on May 31, 2018, at 8:30 A.M., Local Time at 20002 North 19th Avenue, Phoenix, Arizona 85027, or at any adjournment thereof, on all matters described in the Notice and Proxy Statement for the Annual Meeting as set forth on the reverse side.

The stockholder acknowledges receipt of the Notice and Proxy Statement for the 2018 Annual Meeting of Stockholders, grants authority to any of said proxies, or their substitutes, to act in the absence of others, with all the powers which the stockholder would possess if personally present at such meeting, and ratifies and confirms all that said proxies, or their substitutes, may lawfully do in the stockholder's name, place, and stead.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF KNIGHT-SWIFT TRANSPORTATION HOLDINGS INC., AND THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH YOUR INSTRUCTIONS. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE CLASS I NOMINEES NAMED IN PROPOSAL NO. 1, EACH DIRECTOR TO SERVE A TERM OF THREE YEARS, "FOR" PROPOSALS NO. 2, 3, 4, 5, AND 6, AND "AGAINST" PROPOSAL NO. 7. IF NO CHOICE IS SPECIFIED BY YOU, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE CLASS I NOMINEES NAMED IN PROPOSAL NO. 1, EACH DIRECTOR TO SERVE A TERM OF THREE YEARS, "FOR" PROPOSALS NO. 2, 3, 4, 5, AND 6, AND "AGAINST" PROPOSAL NO. 7. THE PROXIES, IN THEIR DISCRETION, ARE ALSO AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS THEREOF.

ADDRESS CHANGES/COMMENTS

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SIDE	TO BE SIGNED ON THE REVERSE SIDE	SIDE